SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
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Invesco Van Kampen California Value Municipal Income Trust
Invesco California Municipal Income Trust
Invesco California Quality Municipal Securities
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Invesco Van Kampen California Value Municipal Income Trust
Invesco California Municipal Income Trust
Invesco California Quality Municipal Securities
1555 Peachtree Street, N.E.
Atlanta, GA 30309
(800) 341-2929
NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
To Be Held on July 17, 2012
          Notice is hereby given to holders of preferred shares of beneficial interest designated as Variable Rate Muni Term Preferred Shares (“VMTP Shares”) of Invesco California Municipal Income Trust (“IIC”), Invesco California Quality Municipal Securities (“IQC”) and Invesco Van Kampen California Value Municipal Income Trust (the “Acquiring Fund” or “VCV”) that the Funds will hold a joint annual meeting of shareholders (the “Meeting”) on July 17, 2012, at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Meeting will begin at 1:00 p.m. Eastern time for IIC and IQC, and at 2:00 p.m. Eastern time for the Acquiring Fund. At the Meeting, holders of VMTP Shares (“VMTP Shareholders”) will be asked to vote on the following proposals:
1)	For IIC, IQC and the Acquiring Fund, approval of an Agreement and Plan of Redomestication that provides for the reorganization of such Fund as a Delaware statutory trust.

2)	Approval of the merger of each of IIC, IQC and Invesco California Municipal Securities (“ICS”) into the Acquiring Fund, which shall require the following shareholder actions:
(a)	For IIC and IQC, approval of an Agreement and Plan of Merger that provides for such Fund to merge with and into the Acquiring Fund.

(b)	For the Acquiring Fund, approval of the following sub-proposals:
(i)	Approval of an Agreement and Plan of Merger that provides for IIC to merge with and into the Acquiring Fund.

(ii)	Approval of an Agreement and Plan of Merger that provides for IQC to merge with and into the Acquiring Fund.

(iii)	Approval of an Agreement and Plan of Merger that provides for ICS to merge with and into the Acquiring Fund.
3)	For IIC and IQC, the election of six Trustees to its Board of Trustees.

4)	For the Acquiring Fund, the election of three Trustees to its Board of Trustees.
          Each Fund may also transact such other business as may properly come before the Meeting or any adjournment or postponement thereof. IIC, IQC and ICS collectively are referred to as the “Target Funds.” The Target Funds and the Acquiring Fund collectively are referred to as the “Funds” and each is referred to individually as a “Fund.” ICS does not have outstanding VMTP Shares.
          VMTP Shareholders of record as of the close of business on May 25, 2012, are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. Holders of the Funds’ common shares of beneficial interest, whose voting instructions are being separately solicited, will also vote on certain matters at the Meeting.

          The Board of Trustees of each Fund requests that you vote your shares by either (i) completing the enclosed proxy card and returning it in the enclosed postage paid return envelope, or (ii) voting by telephone or via the internet using the instructions on the proxy card. Please vote your shares promptly regardless of the number of shares you own.
          Each Target Fund’s governing documents provide that shareholders do not have dissenters’ appraisal rights, and each Target Fund does not believe that its shareholders are entitled to appraisal rights in connection with its merger.
          Each Fund’s Board unanimously recommends that you cast your vote “FOR” the above proposals and “FOR ALL” the Trustee nominees as described in the Joint Proxy Statement.

For IIC and IQC:

Mr. Philip Taylor President and Principal Executive Officer
June [_], 2012

For the Acquiring Fund, by order of the Board of Trustees:

John M. Zerr Senior Vice President, Secretary and Chief Legal Officer
June [_], 2012

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JULY 17, 2012:
The proxy statement and annual report to shareholders are available at www.invesco.com/us.

Invesco Van Kampen California Value Municipal Income Trust
Invesco California Municipal Income Trust
Invesco California Quality Municipal Securities
1555 Peachtree Street, N.E.
Atlanta, GA 30309
(800) 341-2929
JOINT PROXY STATEMENT
June [_], 2012
Introduction
          This Joint Proxy Statement (the “Proxy Statement”) contains information that holders of preferred shares of beneficial interest designated as Variable Rate Muni Term Preferred Shares (“VMTP Shares”) of Invesco California Municipal Income Trust (“IIC”), Invesco California Quality Municipal Securities (“IQC”) and Invesco Van Kampen California Value Municipal Income Trust (the “Acquiring Fund” or “VCV”) should know before voting on the proposals that are described herein.
          A joint annual meeting of the shareholders of the Funds (the “Meeting”) will be held on July 17, 2012 at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Meeting will begin at 1:00 p.m. Eastern time for IIC and IQC, and at 2:00 p.m. Eastern time for the Acquiring Fund. The following describes the proposals to be voted on by holders of VMTP Shares (“VMTP Shareholders”) at the Meeting:
1)	For IIC, IQC and the Acquiring Fund, approval of an Agreement and Plan of Redomestication that provides for the reorganization of such Fund as a Delaware statutory trust.

2)	Approval of the merger of each of IIC, IQC and Invesco California Municipal Securities (“ICS”) into the Acquiring Fund, which shall require the following shareholder actions:
(a)	For IIC and IQC, approval of an Agreement and Plan of Merger that provides for such Target Fund to merge with and into the Acquiring Fund.

(b)	For the Acquiring Fund, approval of the following sub-proposals:
(i)	Approval of an Agreement and Plan of Merger that provides for IIC to merge with and into the Acquiring Fund.

(ii)	Approval of an Agreement and Plan of Merger that provides for IQC to merge with and into the Acquiring Fund.

(iii)	Approval of an Agreement and Plan of Merger that provides for ICS to merge with and into the Acquiring Fund.
3)	For IIC and IQC, the election of six Trustees to its Board of Trustees.

4)	For the Acquiring Fund, the election of three Trustees to its Board of Trustees.
          Each Fund may also transact such other business as may properly come before the Meeting or any adjournment or postponement thereof. IIC, IQC and ICS collectively are referred to as the “Target Funds.” The Target Funds and the Acquiring Fund collectively are referred to as the “Funds” and each is referred to individually as a “Fund.” ICS does not have outstanding VMTP Shares.

          The redomestications contemplated by Proposal 1 are referred to herein each individually as a “Redomestication” and together as the “Redomestications.” The mergers contemplated by Proposal 2 are referred to herein each individually as a “Merger” and together as the “Mergers.”
          The Boards of Trustees of the Funds (the “Boards”) have fixed the close of business on May 25, 2012, as the record date (“Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Shareholders will be entitled to one vote for each share held (and a proportionate fractional vote for each fractional share). Holders of the common shares of beneficial interest (“Common Shares”) of the Funds, whose voting instructions are being separately solicited, will also vote on certain matters at the Meeting.
          This Proxy Statement, the enclosed Notice of Joint Annual Meeting of Shareholders, and the enclosed proxy card will be mailed on or about June [30], 2012, to all VMTP Shareholders eligible to vote at the Meeting. Each Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Common Shares of each Fund are listed on the New York Stock Exchange and the Common Shares of the Acquiring Fund are also listed on the Chicago Stock Exchange (collectively with the New York Stock Exchange, the “Exchanges”).
          The Meeting is scheduled as a joint meeting of the shareholders of the Funds and certain affiliated funds, whose votes on proposals applicable to such funds are being solicited separately, because the shareholders of the funds are expected to consider and vote on similar matters.
          A joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of separate proxy materials for each Fund. You should retain this Proxy Statement for future reference, as it sets forth concisely information about the Funds that you should know before voting on the proposals. Additional information about each Fund is available in the annual and semi-annual reports to shareholders of such Fund. Each Fund’s most recent annual report to shareholders, which contains audited financial statements for the Funds’ most recently completed fiscal year, and each Fund’s most recent semi-annual report to shareholders have been previously mailed to shareholders and are available on the Funds’ website at www.invesco.com/us. These documents are on file with the U.S. Securities and Exchange Commission (the “SEC”). Copies of all of these documents are also available upon request without charge by writing to the Funds at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046, or by calling (800) 341-2929.
          You also may view or obtain these documents from the SEC’s Public Reference Room, which is located at 100 F Street, N.E., Washington, D.C. 20549, or from the SEC’s website at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment at the prescribed rates of the duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing to the Public Reference Branch, Office of Consumer Affairs and Information Services, U.S. Securities and Exchange Commission, Washington, D.C. 20549-1520. You may also inspect reports, proxy material and other information concerning each of the Funds at the Exchanges.
          The VMTP Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and, unless so registered, may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. Accordingly, VMTP Shares to be issued in a Merger are not offered for sale hereby, and may not be transferred or resold except in compliance with the Securities Act. No person has been authorized to give any information or make any representations not contained herein and, if so given or made, such information or representation must not be relied upon as having been authorized.

i

Exhibits
          No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement or related solicitation materials on file with the Securities and Exchange Commission, and you should not rely on such other information or representations.

ii

PROPOSAL 1: APPROVAL OF REDOMESTICATION
On what am I being asked to vote?
     Shareholders of IIC, IQC and the Acquiring Fund are being asked to approve an Agreement and Plan of Redomestication (a “Plan of Redomestication”) providing for the reorganization of each Fund as a Delaware statutory trust (referred to herein as a “DE Fund”). (Common Shareholders of ICS are also being asked via a separate proxy statement to approve a Plan of Redomestication providing for the reorganization of ICS as a Delaware statutory trust.) Each Fund is currently a Massachusetts business trust. Each Fund’s Plan of Redomestication provides for the Fund to transfer all of its assets and liabilities to a newly formed Delaware statutory trust whose capital structure will be substantially the same as the Fund’s current structure, after which Fund shareholders will own shares of the Delaware statutory trust and the Massachusetts business trust will be liquidated and terminated. The Redomestication is only a change to your Fund’s legal form of organization and there will be no change to the Fund’s investments, management, fee levels, or federal income tax status as a result of the Redomestication.
     Each Fund’s Redomestication may proceed even if other Redomestications are not approved by shareholders or are for any other reason not completed. A form of the Plan of Redomestication is available in Exhibit A.
     By voting for this Proposal 1, you will be voting to become a shareholder of a fund organized as a Delaware statutory trust with portfolio characteristics, investment objective(s), strategies, risks, trustees, advisory agreements, subadvisory arrangements and other arrangements that are substantially the same as those currently in place for your Fund.
Has my Fund’s Board of Trustees approved the Redomestication?
     Yes. Each Fund’s Board has reviewed and unanimously approved the Plan of Redomestication and this Proposal 1. The Board of each Fund recommends that shareholders vote “FOR” Proposal 1.
Will VMTP Shares issued in connection with a Redomestication be the same as my current VMTP Shares?
     Yes. In connection with each Redomestication, the applicable DE Fund will issue VMTP Shares with terms that are substantially identical to the terms of IIC’s, IQC’s and the Acquiring Fund’s currently outstanding VMTP Shares. Important information regarding the VMTP Shares to be issued in connection with each Redomestication is set forth below.
(1)	It is a condition of closing of each Redomestication that the Fund will have satisfied all of its obligations set forth in certain documents related to the VMTP Shares immediately prior to the Redomestication and that the DE Fund will satisfy all of the obligations of the corresponding documents related to the VMTP Shares to be issued by the DE Fund immediately after the Redomestication.

(2)	Certain representations and warranties made by each Fund to the initial purchaser of VMTP Shares will be true with respect to the DE Fund immediately after the closing of the Redomestication.

(3)	The terms of the Declaration of Trust of a DE Fund are substantially identical to those terms agreed upon by the initial purchaser of VMTP Shares of the Fund.

(4)	The terms of the bylaws of a DE Fund are substantially identical to those terms agreed upon by the initial purchaser of VMTP Shares of the Fund.

(5)	The terms of the VMTP Shares issued by a DE Fund, as set forth in the Statement of Preferences of VMTP Shares of the DE Fund, are substantially identical to those terms agreed upon by the initial purchaser of VMTP Shares of the Fund.

(6)	In the Redomestication, VMTP Shareholders of a Fund will receive VMTP Shares of the DE Fund and no VMTP Shares of the DE Fund will be issued to persons who are not holders of VMTP Shares of a Fund.

(7)	It is a condition of closing of each Redomestication that upon closing of such Redomestication the VMTP Shares of the DE Fund be rated at least AA-/Aa3 by each rating agency that is rating, at the request of the DE Fund, such VMTP Shares.

(8)	The Redomestications are scheduled to occur on or prior to December 31, 2012.
     A form of the Statement of Preferences of VMTP Shares of the Acquiring Fund is attached hereto as Exhibit O. The Statement of Preferences of VMTP Shares of the DE Fund for each of IIC, IQC and the Acquiring Fund will be identical in all material respects. The description of VMTP Shares of the DE Funds included herein is subject to and qualified in its entirety by reference to the more detailed description of the VMTP Shares set forth in such form of Statement of Preferences.
What are the reasons for the proposed Redomestications?
     The Redomestications will serve to standardize the governing documents and certain agreements of the Funds with each other and with other funds managed by Invesco Advisers, Inc. (the “Adviser”). This standardization is expected to streamline the administration of the Funds, which may result in cost savings and more effective administration by eliminating differences in governing documents or controlling law. In addition, the legal requirements governing business trusts under Massachusetts law are less certain and less developed than those under Delaware law, which sometimes necessitates the Funds bearing the cost to engage counsel to advise on the interpretation of such law.
     The Redomestications are also a necessary step for the completion of the Mergers described in Proposal 2 because, as Delaware statutory trusts, the Funds may merge with no delay in transactions that are expected to qualify as tax-free reorganizations. However, the Redomestications may proceed even if the Mergers described in Proposal 2 are not approved.
What effect will a Redomestication have on me as a shareholder?
     A Redomestication will have no direct economic effect on Fund shareholders’ investments, other than the cost savings described herein. Each redomesticated Fund will have investment advisory agreements, subadvisory arrangements, administration agreements, custodian agreements, transfer agency agreements, and other service provider arrangements that are identical in all material respects to those in place immediately before the Redomestication, with certain non-substantive revisions to standardize such agreements across the Funds. For example, after the Redomestications, the investment advisory agreements of the Funds will contain standardized language describing how investment advisory fees are calculated, but there will be no change to the actual calculation methodology. Each Fund will continue to be served by the same individuals as trustees and officers, and each Fund will continue to retain the same independent registered public accounting firm. The portfolio characteristics, investment objective(s), strategies and risks of each Fund will not change as a result of the Redomestications. Each Fund’s new governing documents will be similar to its current governing documents, but will contain certain material differences. These changes are intended to benefit shareholders by streamlining and promoting the efficient administration and operation of the Funds. However, as a result of these changes, shareholders will have fewer rights to vote on certain matters affecting the Fund and, therefore, less control over the operations of the Fund. These changes to shareholder voting rights, and the benefits that management believes will result from these changes, are described below.
     Each of IIC, IQC and the Acquiring Fund will distribute to VMTP Shareholders all accrued but unpaid dividends on the VMTP Shares through the closing date for its Redomestication. Dividends will begin accruing on the VMTP Shares issued by the DE Fund as of the closing date for the Redomestication at the same rate that was in effect immediately prior to the Redomestication. Agreements of each of IIC, IQC and the Acquiring Fund related to the VMTP Shares, including the purchase agreement, the redemption and paying agent agreement and the registration rights agreement, will be assigned to the corresponding DE Fund.

     In addition, each Fund’s capital structure will be substantially the same as its current capital structure. The Common Shares of each Fund will continue to have equal rights to the payment of dividends and the distribution of assets upon liquidation, and, for the Acquiring Fund, IIC and IQC, may not declare distributions on Common Shares unless all accrued dividends on such Fund’s preferred shares have been paid, and unless asset coverage with respect to such Fund’s VMTP Shares would be at least 200% after giving effect to the distributions. In addition, under the terms of such Fund’s VMTP Shares, the Fund will continue to be required to maintain minimum asset coverage of 225%.
     Shareholder approval of a Redomestication will be deemed to constitute approval of the advisory and subadvisory agreements, as well as a vote for the election of the trustees, of the Delaware statutory trust. Accordingly, each Plan of Redomestication provides that the sole initial shareholder of each Delaware statutory trust will vote to approve the advisory and subadvisory agreements (which, as noted above, will be identical in all material respects to the Fund’s current agreements) and to elect the trustees of the Delaware statutory trust (which, as noted above, will be the same as the Fund’s current Trustees) after shareholder approval of the Redomestication but prior to the closing of the Redomestication.
How do the laws governing each Fund pre- and post-Redomestication compare?
     After the Redomestications, each Fund will be a Delaware statutory trust governed by the Delaware Statutory Trust Act (“DE Statute”). The DE Statute is similar in many respects to the laws governing the Fund’s current structure, a Massachusetts business trust, but they differ in certain respects. Both the Massachusetts business trust law (“MA Statute”) and the DE Statute permit a trust’s governing instrument to contain provisions relating to shareholder rights and removal of trustees, and provide trusts with the ability to amend or restate the trust’s governing instruments. However, the MA Statute is silent on many of the salient features of a Massachusetts business trust whereas the DE Statute provides guidance and offers a significant amount of operational flexibility to Delaware statutory trusts. The DE Statute provides explicitly that the shareholders and trustees of a Delaware statutory trust are not liable for obligations of the trust to the same extent as under corporate law. While the governing documents of each Fund contain an express disclaimer of liability of shareholders, certain Massachusetts judicial decisions have determined that shareholders of a Massachusetts business trust may, in certain circumstances, be assessed or held personally liable as partners for the obligations of a Massachusetts business trust. Therefore, the Funds believe that shareholders will benefit from the express statutory protections of the DE Statute. The DE Statute authorizes the trustees to take various actions without requiring shareholder approval if permitted by a Fund’s governing instruments. For example, trustees of a Delaware statutory trust may have the power to amend the trust’s governing instrument, merge or consolidate a Fund with another entity, and to change the Delaware statutory trust’s domicile, in each case without a shareholder vote. The Funds believe that the guidance and flexibility afforded by the DE Statute and the explicit limitation on liability contained in the DE Statute will benefit the Funds and shareholders. A more detailed comparison of certain provisions of the DE Statute and the MA Statute is included in Exhibit B.
How do the governing documents of each Fund pre- and post-Redomestication compare?
     The governing documents of each Fund before and after its Redomestication will be similar, but will contain certain material differences. In general, these changes to each Fund’s new governing documents are intended to benefit shareholders by streamlining the administration and operation of each Fund to save shareholders money and by making it more difficult for short-term speculative investors to engage in practices that benefit such short-term investors at the expense of the Fund and to the detriment of its long-term investors. For example, the new governing documents permit termination of the Fund without shareholder approval, provided that at least 75% of the Trustees have approved such termination, thereby avoiding the expense of a shareholder meeting in connection with a termination of the Fund, which expense would reduce the amount of assets available for distribution to shareholders. The current governing documents require shareholder approval to terminate the Fund regardless of whether the Trustees have approved such termination. Also, each Fund’s new bylaws may be altered, amended, or repealed by the Trustees, without the vote or approval of shareholders. Each Fund’s current bylaws may be altered, amended, or repealed by the Trustees, provided that bylaws adopted by the shareholders may only be altered, amended, or repealed by the shareholders. None of the Funds currently have any bylaws that were adopted by shareholders. As a result of these changes, shareholders will generally have fewer rights to vote on certain matters affecting the Fund and, therefore, less control over the operations of the Fund.

     The new governing documents include new procedures intended to provide the Board the opportunity to better evaluate proposals submitted by shareholders and provide additional information to shareholders for their consideration in connection with such proposals. For example, the new governing documents require shareholders to provide additional information with respect to shareholder proposals, including nominations, brought before a meeting of shareholders. These additional procedures include, among others, deadlines for providing advance notice of shareholder proposals, certain required information that must be included with such advance notice and a requirement that the proposing shareholder appear before the annual or special meeting of shareholders to present about the nomination or proposed business. Trustees of the Funds will be elected by a majority vote (i.e., nominees must receive the vote of a majority of the outstanding shares present and entitled to vote at a shareholder meeting at which a quorum is present). Under the current governing documents, Trustees of the Acquiring Fund are generally elected by a plurality vote (i.e., the nominees receiving the greatest number of votes are elected), while Trustees of the Target Funds are elected by a majority vote. The new governing documents will not provide shareholders the ability to remove Trustees or to call special meetings of shareholders, which powers are provided under the current governing documents.
     The new governing documents contain provisions the Trustees believe will benefit shareholders by deterring frivolous lawsuits and actions by short-term, speculative investors that are contrary to the long-term best interests of the Fund and long-term shareholders and limiting the extent to which Fund assets will be expended defending against such lawsuits. These provisions include a different shareholder voting standard with respect to the Acquiring Fund’s merger, consolidation, or conversion to an open-end company that, in certain circumstances, may be a lower voting standard than under the current governing documents. The new governing documents also impose certain obligations on shareholders seeking to initiate a derivative action on behalf of the Acquiring Fund that are not imposed under the current governing documents, which may make it more difficult for shareholders to initiate derivative actions and are intended to save the Fund money by requiring reimbursement of the Fund for frivolous lawsuits brought by shareholders. To further protect the Fund and its shareholders from frivolous lawsuits, the new governing documents also provide that shareholders will indemnify the Acquiring Fund for all costs, expenses, penalties, fines or other amounts arising from any action against the Acquiring Fund to the extent that the shareholder is not the prevailing party and that the Acquiring Fund is permitted to redeem shares of and/or set off against any distributions due to the shareholder for such amounts.
     A comparison of the current and proposed governing documents of the Funds is available in Exhibit C and a form of the Statement of Preferences of VMTP Shares of the Acquiring Fund is available in Exhibit O.
Will there be any tax consequences resulting from a Redomestication?
     The following is a general summary of the material U.S. federal income tax considerations of the Redomestications and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change. These considerations are general in nature and individual shareholders should consult their own tax advisors as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-deferred account.
     Each Redomestication is intended to be a tax-free reorganization pursuant to Section 368(a) of the Code. Each Fund is currently a Massachusetts business trust. Each Redomestication will be completed pursuant to a Plan of Redomestication that provides for the applicable Fund to transfer all of its assets and liabilities to a newly formed Delaware statutory trust (“DE-Fund”), after which Fund shareholders will own shares of the Delaware statutory trust and the Massachusetts business trust will be liquidated. Even though the Redomestication of a Fund is part of an overall plan to effect the Merger of each Target Fund with the Acquiring Fund, the Redomestications will be treated as separate transactions for U.S. federal income tax purposes. The principal federal income tax considerations that are expected to result from the Redomestication of an applicable Fund are as follows:
•	no gain or loss will be recognized by the Fund or the shareholders of the Fund as a result of the Redomestication;

•	no gain or loss will be recognized by the DE-Fund as a result of the Redomestication;

•	the aggregate tax basis of the shares of the DE-Fund to be received by a shareholder of the Fund will be the same as the shareholder’s aggregate tax basis of the shares of the Fund; and

•	the holding period of the shares of the DE-Fund received by a shareholder of the Fund will include the period that a shareholder held the shares of the Fund (provided that such shares of the Fund are capital assets in the hands of such shareholder as of the Closing (as defined herein)).
     Neither the Funds nor the DE-Funds have requested or will request an advance ruling from the IRS as to the federal tax consequences of the Redomestications. As a condition to Closing, Stradley Ronon Stevens & Young, LLP will render a favorable opinion to each Fund and DE-Fund as to the foregoing federal income tax consequences of each Redomestication, which opinion will be conditioned upon, among other things, the accuracy, as of the Closing Date (as defined herein), of certain representations of each Fund and DE-Fund upon which Stradley Ronon Stevens & Young, LLP will rely in rendering its opinion. A copy of the opinion will be filed with the SEC and will be available for public inspection. See “Where to Find Additional Information.” Opinions of counsel are not binding upon the IRS or the courts. If a Redomestication is consummated but the IRS or the courts determine that the Redomestication does not qualify as a tax-free reorganization under the Code, and thus is taxable, each Fund would recognize gain or loss on the transfer of its assets to its corresponding DE-Fund and each shareholder of the Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its Fund shares and the fair market value of the shares of the DE-Fund it receives. The failure of one Redomestication to qualify as a tax-free reorganization would not adversely affect any other Redomestication.
What is the Tax Treatment of the VMTP Shares of the DE Fund?
     Each of IIC, IQC and the Acquiring Fund expects that the VMTP Shares issued by the DE Fund in connection with its Redomestication will be treated as equity of the DE Fund for U.S. federal income tax purposes. Each of IIC, IQC and the Acquiring Fund has received a private letter ruling from the IRS to the effect that VMTP Shares issued by it prior to its Redomestication will be treated as equity of such Fund for U.S. federal income tax purposes. Skadden, Arps, Slate, Meagher & Flom LLP (“Special VMTP Federal Income Tax Counsel”) is of the opinion that, and as a condition to the closing of the Redomestications will deliver to IIC, IQC and the Acquiring Fund an opinion that, the VMTP Shares issued by the DE Fund in connection with a Redomestication will be treated as equity of the DE Fund for U.S. federal income tax purposes. An opinion of counsel is not binding on the IRS or any court. Thus, no assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to Special VMTP Federal Income Tax Counsel’s opinion.
     The discussion herein assumes that the VMTP Shares issued by the DE Fund in connection with Redomestication will be treated as equity of the DE Fund for U.S. federal income tax purposes.
When are the Redomestications expected to occur?
     If shareholders of a Fund approve Proposal 1, it is anticipated that such Fund’s Redomestication will occur in the third quarter of 2012.
What will happen if shareholders of a Fund do not approve Proposal 1?
     If Proposal 1 is not approved by a Fund’s shareholders or if a Redomestication is for other reasons not able to be completed, that Fund would not be redomesticated. In addition, that Fund would not participate in a Merger, even if that Fund’s shareholders approve the Merger under Proposal 2. If Acquiring Fund Shareholders do not approve Proposal 1 or if the Acquiring Fund’s Redomestication is for any other reason not completed, no Mergers would be completed. If Proposal 1 is not approved by shareholders, the applicable Fund’s Board will consider other possible courses of action for that Fund.
THE BOARDS UNANIMOUSLY RECOMMEND THAT YOU VOTE “FOR” THE APPROVAL OF PROPOSAL 1.
PROPOSAL 2: APPROVAL OF MERGERS
On what am I being asked to vote?
     Shareholders of IIC and IQC are being asked to consider and approve a Merger of their Fund with and into the Acquiring Fund, as summarized below. Shareholders of the Acquiring Fund are also being asked to consider and approve each such Merger, which involves the issuance of new Common Shares and VMTP Shares by the Acquiring Fund. Acquiring Fund shareholders are also being asked to approve the Merger of ICS with an into the

Acquiring Fund, which involves the issuance of new Common Shares by the Acquiring Fund. If a Merger is approved, VMTP Shares of IIC and IQC will be exchanged on a one-for-one basis for newly issued Acquiring Fund VMTP Shares with substantially identical terms, including equal aggregate liquidation preferences; and Common Shares of the Target Fund will be exchanged for newly issued Acquiring Fund Common Shares of equal aggregate net asset value. VMTP Shareholders are not expected to bear any costs of the Mergers.
     Each Merger will be completed pursuant to an Agreement and Plan of Merger (“Merger Agreement”) that provides for the applicable Target Fund to merge with and into the Acquiring Fund pursuant to the Delaware Statutory Trust Act. A form of the Merger Agreement is attached hereto as Exhibit D. Each Merger Agreement is substantially the same. The merger of one Target Fund and the Acquiring Fund may proceed even if the merger of one or both of the other Target Funds is not approved by shareholders or is for any other reason not completed. A Merger can proceed only if both the Target Fund and the Acquiring Fund have also approved their respective Redomestications.
SUMMARY OF KEY INFORMATION REGARDING THE MERGERS
     The following is a summary of certain information contained elsewhere in this Proxy Statement and in the Merger Agreement. Shareholders should read the entire Proxy Statement carefully for more complete information.
Has my Fund’s Board of Trustees approved the Merger(s)?
     Yes. Each Fund’s Board has reviewed and unanimously approved the Merger Agreement and this Proposal 2. Each Fund’s Board determined that the Mergers are in the best interest of each Fund and will not dilute the interests of the existing shareholders of any Fund. Each Fund’s Board recommends that shareholders vote “FOR” Proposal 2.
Will VMTP Shares issued in connection with the Mergers be the same as my current VMTP Shares?
     Yes. In connection with the Mergers, the Acquiring Fund will issue VMTP Shares in exchange for VMTP Shares of IIC and IQC. The terms of the Acquiring Fund VMTP Shares will be substantially identical to the terms of such Target Fund’s VMTP Shares outstanding immediately prior to the closing of a Merger. Important information regarding the Acquiring Fund VMTP Shares to be issued in connection with the Mergers is set forth below.
(1)	It is a condition of closing of each Merger that each of IIC, IQC and the Acquiring Fund will have satisfied all of its obligations set forth in certain documents related to its respective VMTP Shares immediately prior to the Merger and that the Acquiring Fund will satisfy all of the obligations of such documents related to the VMTP Shares immediately after giving effect to a Merger.

(2)	Certain representations and warranties made by the Acquiring Fund to the initial purchaser of VMTP Shares will be true immediately after the closing of each Merger.

(3)	The terms of the Declaration of Trust of the Acquiring Fund (after giving effect to the Merger) are identical to those terms agreed upon by the initial purchaser of VMTP Shares of the Fund.

(4)	The terms of the bylaws of the Acquiring Fund (after giving effect to the Merger) are substantially identical to those terms agreed upon by the initial purchaser of VMTP Shares of the Fund.

(5)	The terms of the VMTP Shares issued by the Acquiring Fund, as set forth in the Statement of Preferences of VMTP Shares of the DE Fund, are substantially identical to those terms agreed upon by the initial purchaser of VMTP Shares of the Fund.

(6)	In each Merger, VMTP Shares of IIC or IQC will be exchanged for VMTP Shares of the Acquiring Fund and, after giving effect to all Mergers, all VMTP Shares of the Acquiring Fund will be held by the current holders of the VMTP Shares of IIC, IQC and the Acquiring Fund.

(7)	It is a condition of closing of each Merger that upon the closing of such Merger the VMTP Shares of the Acquiring Fund be rated at least AA-/Aa3 by each rating agency that is rating, at the request of the Acquiring Fund, such VMTP Shares.

(8)	The Mergers are scheduled to occur on or prior to December 31, 2012.
     A form of the Statement of Preferences of VMTP Shares of the Acquiring Fund (after giving effect to its Redomestication) is attached hereto as Exhibit O. The description of VMTP Shares of the Acquiring Fund included herein is subject to and qualified in its entirety by reference to the more detailed description of the VMTP Shares set forth in such form of Statement of Preferences.
What are the reasons for the proposed Mergers?
     The Mergers proposed in this Proxy Statement are part of a larger group of transactions across the Adviser’s fund platform that began in early 2011. The Mergers are being proposed to reduce the number of closed-end funds with similar investment processes and investment philosophies managed by the Adviser. VMTP Shareholders are expected to benefit from the larger size of the combined fund due to a larger fund’s ability to invest in a larger pool of securities.
     The Mergers seek to combine Funds with investment objectives, strategies and related risks that are substantially the same and that are managed by the same portfolio management team.
     In considering the Mergers and the Merger Agreements, the Board of each Fund considered that the Common Shareholders of each Fund may benefit from the Mergers by becoming shareholders of a larger fund that may have a more diversified investment portfolio, greater market liquidity, more analyst coverage, smaller spreads and trading discounts, improved purchasing power and lower transaction costs.
     The Board of the Acquiring Fund also considered that, in addition to the benefits mentioned above, the combined fund is anticipated to have a lower total expense ratio than is currently the case for the Acquiring Fund.
     The Board of each Target Fund also considered that, in addition to the benefits mentioned above:
•	the combined fund on a pro forma basis had a more than 0.50% higher Common Share distribution yield (as a percentage of net asset value) than each Target Fund, even after giving effect to the higher management fees and total expense ratio that will apply to the combined fund before and after the expiration of fee waivers;

•	as of July 31, 2011, the Acquiring Fund’s Common Shares had traded at an average premium of 3.0% to its net asset value over the preceding 52 week period and, over the same period, the Target Funds’ Common Shares had traded at average discounts of -6.6% (IIC),
-7.15% (IQC) and -8.48% (ICS);

•	as of July 31, 2011, the Acquiring Fund’s Common Shares traded at an average discount of -2.2% to its net asset value for the preceding month and, over the same period, the Target Funds’ Common Shares had traded at average discounts of -10.20% (IIC), -8.9% (IQC) and
-10.10% (ICS);

•	the average daily trading volume for the Acquiring Fund’s Common Shares was approximately twice the highest average daily trading volumes of the Target Funds’ Common Shares; and

•	as of July 31, 2011, the Acquiring Fund owned 192 different municipal bonds and the Target Funds owned 122 (IIC), 109 (IQC) and 97 (ICS), which means that the combined fund would provide shareholders with a more diverse investment portfolio.
     In addition, each Board considered the Adviser’s agreement to limit the Acquiring Fund’s total expenses if a Merger is completed through at least two years from the closing date of the Mergers and the allocation of expenses of the Mergers, including the Adviser paying all of the Merger costs.
     The Board of each Fund considered these and other factors in concluding that the Mergers would be in the best interest of the Funds and would not dilute the interests of the existing shareholders of any Fund. The Boards’ considerations are described in more detail below in the section entitled “Additional Information About the Funds and the Mergers — Board Considerations in Approving the Mergers.”
What effect will a Merger have on me as a VMTP Shareholder?
     If you own VMTP Shares of IIC or IQC, you will, after the Merger, own VMTP Shares of the Acquiring Fund with an aggregate liquidation preference equal to, and other terms that are substantially identical to, the Target Fund VMTP Shares you held immediately before the Merger.

     As discussed under Proposal 1, before the closing of the Mergers, IIC, IQC and the Acquiring Fund will be reorganized as Delaware statutory trusts, each of which will have substantially identical Statements of Preferences of VMTP Shares. A form of the Statement of Preferences of VMTP Shares of the Acquiring Fund (after giving effect to its Redomestication) is attached hereto as Exhibit O. The Statement of Preferences of VMTP Shares of each of IIC, IQC and the Acquiring Fund (after giving effect to each Fund’s Redomestication) will be identical in all material respects.
     If you are a VMTP Shareholder of the Acquiring Fund, your VMTP Shares of the Acquiring Fund will not be changed by a Merger.
     The principal differences between the Target Funds and the Acquiring Fund are described in the following sections.
How do the Funds’ investment objectives and principal investment strategies compare?
     The investment objective of the Acquiring Fund is substantially the same as the investment objectives of the Target Funds. For each Fund, the investment objective may be changed only with shareholder approval.

Acquiring Fund (VCV)	Target Funds
To seek to provide a high level of current income exempt from federal and California income taxes, consistent with preservation of capital.	To provide current income which is exempt from federal and California income taxes.
     The principal investment strategies of the Acquiring Fund are substantially the same as the principal investment strategies of the Target Funds. However, the principal investment strategies of the Acquiring Fund and the Target Funds are not identical, and certain of their investment policies and limitations are different. The material differences in the Funds’ principal investment strategies are that the Acquiring Fund, IIC and ICS, but not IQC, may invest in swaps; and that each Target Fund but not the Acquiring Fund may use futures and, for IIC and ICS, swaps to earn income. In addition, each of the Acquiring Fund, IIC, and IQC employs leverage by investing the proceeds of its issuance of VMTP Shares. ICS does not employ this type of leverage and has no outstanding VMTP Shares.
     The section below entitled “Additional Information About the Funds and the Mergers — Principal Investment Strategies” provides more information on the principal investment strategies of the Target Funds and the Acquiring Fund and highlights certain key differences.
How do the Funds’ principal risks compare?
     The principal risks that may affect each Fund’s investment portfolio are substantially the same. The material differences in the principal risks of the Funds are that Preferred Shares Risk does not apply to ICS and Swaps Risk does not apply to IQC.
     Investment in any of the Funds involves risks, including the risk that shareholders may receive little or no return on their investment, and the risk that shareholders may lose part or all of the money they invest. There can be no guarantee against losses resulting from an investment in a Fund, nor can there be any assurance that a Fund will achieve its investment objective(s). Whether a Fund achieves its investment objective(s) depends on market conditions generally and on the Adviser’s analytical and portfolio management skills. As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques, and a Fund’s performance may lag behind that of similar funds. The risks associated with an investment in a Fund can increase during times of significant market volatility. An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Before investing in a Fund, potential shareholders should carefully evaluate the risks.
     The risks associated with an investment in VMTP Shares are substantially the same for IIC, IQC and the Acquiring Fund. ICS has no outstanding VMTP Shares.
     Additional information on the principal risks of each Fund is included in such Fund’s shareholder reports.

How do the Funds’ expenses compare?
     The table below provides a summary comparison of the expenses of the Funds. The table also shows estimated expenses on a pro forma basis giving effect to the proposed Merger with ICS and giving effect to all of the Mergers. The pro forma expense ratios show projected estimated expenses, but actual expenses may be greater or less than those shown. Note that pro forma total expenses of the Acquiring Fund are expected to be higher than the current total expenses of each Target Fund. The Board of each Target Fund concluded that the higher management and total expenses that will apply to the combined fund were justified in light of the anticipated benefits of the Mergers noted above, including that the combined fund would have a more than 0.50% higher distribution yield (as a percentage of net asset value) on a pro forma basis than each Target Fund.
     It is anticipated that the lowest expense ratio will be achieved for the Acquiring Fund if all of the Mergers are completed and that the highest expense ratio will result if ICS is the only Target Fund that participates in a Merger with the Acquiring Fund. The range of impact to Acquiring Fund expenses after the Mergers is reflected in the following table. VMTP Shareholders are not expected to bear any of the costs of the Mergers.

	Current (a)				Pro Forma (b)		Pro Forma (b)
					ICS		IIC, IQC, ICS
				Invesco Van Kampen	+		+
				California Value	Acquiring Fund		Acquiring Fund
	Invesco California	Invesco California	Invesco California	Municipal Income	(assumes only		(assumes all of the
	Municipal Income	Quality Municipal	Municipal	Trust (Acquiring	Merger with ICS is		Mergers are
	Trust (IIC)	Securities (IQC)	Securities (ICS)	Fund)	completed)		completed)
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price) (c)	None	None	None	None	None		None
Dividend Reinvestment Plan (d)	None	None	None	None	None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.38%	0.40%	0.27%	0.97%	0.97%		0.97%
Interest and Related Expenses (e)	0.56%	0.59%	0.08%	0.88%	0.83%		0.82%
Other Expenses	0.14%	0.17%	0.37%	0.14%	0.15%		0.13%
Total Annual Fund Operating Expenses	1.08%	1.16%	0.72%	1.99%	1.95%		1.92%
Fee Waiver and/or Expense Reimbursement	0.00%	0.00%	0.00%	0.00%	0.48	%(f)	0.58	%(g)
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	1.08%	1.16%	0.72%	1.99%	1.47%		1.34%

(a)	Expense ratios reflect estimated amounts for the current fiscal year. VMTP Shares do not bear any transaction or operating expenses of the Funds.

(b)	Pro forma numbers are estimated as if the Merger had been completed as of March 1, 2011 and do not include estimated Merger costs. The Funds are not bearing any Merger costs.

(c)	Common Shares of each Fund purchased on the secondary market are not subject to sales charges, but may be subject to brokerage commissions or other charges.

(d)	Each participant in a Fund’s dividend reinvestment plan pays a proportionate share of the brokerage commissions incurred with respect to open market purchases in connection with such plan. For each Fund’s last fiscal year, participants in the plan incurred brokerage commissions representing $0.03 per Common Share.

(e)	Interest and Related Expenses includes interest and other costs of providing leverage to the Funds, such as the costs to maintain lines of credit, issue and administer preferred shares, and establish and administer floating rate note obligations.

(f)	If the Merger with ICS is the only Merger to close, the Adviser has contractually agreed, for two years following the closing of the Merger, to waive advisory fees and/or reimburse expenses to the extent necessary to limit the Acquiring Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (which excludes certain items discussed below) to 0.64% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the limit reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, such as litigation, reorganizations and mergers; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board and the Adviser mutually agree to amend or continue the fee waiver agreement, it will terminate two years from the closing date of the Merger.

(g)	If the Merger with IIC (alone or in combination with any other Mergers) is completed, the Adviser has contractually agreed, for at least two years from the closing date of the Mergers, to waive advisory fees and/or reimburse expenses to the extent necessary to limit the Acquiring Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (which excludes certain items discussed below) to 0.52% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the limit reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board and the Adviser mutually agree to amend or continue the fee waiver agreement, it will terminate two years from the closing date of the Mergers.
How do the management, investment adviser and other service providers of the Funds compare?
     Each Fund is overseen by a Board that includes many of the same individuals (described in Proposals 3 and 4) and each Fund’s affairs are managed by the same officers with minor exceptions, as described in Exhibit E. The Adviser, a registered investment adviser, serves as investment adviser for each Fund pursuant to an investment advisory agreement that contains substantially identical terms (except for fees) for each Fund. The Adviser oversees the management of each Fund’s portfolio, manages each Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services. The Adviser has acted as an investment adviser since its organization in 1976. As of March 31, 2012, the Adviser had $309.2 billion in assets under management. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.
     The Adviser is an indirect, wholly-owned subsidiary of Invesco Ltd. (“Invesco”). Invesco is a leading independent global investment management company, dedicated to helping people worldwide build their financial security. Invesco provides a comprehensive array of enduring solutions for retail, institutional and high-net-worth clients around the world. Invesco had $672.8 billion in assets under management as of March 31, 2012. Invesco is organized under the laws of Bermuda, and its common shares are listed and traded on the New York Stock Exchange under the symbol “IVZ.” Invesco is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.
     All of the ordinary business expenses incurred in the operations of a Fund are borne by the Fund unless specifically provided otherwise in the advisory agreement. Expenses borne by the Funds include but are not limited to brokerage commissions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of registering and qualifying shares for sale, expenses relating to Trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, and the fees and other expenses incurred by the Funds in connection with membership in investment company organizations.
     A discussion of the basis for each Board’s 2011 approval of each Fund’s investment advisory agreements is included in the Fund’s semiannual report for the six months ended August 31, 2011. A discussion of the basis for each Board’s most recent approval of each Fund’s investment advisory agreements will be included in the Fund’s semiannual report for the six months ending August 31, 2012, if any.
     The contractual advisory fee rate of the Acquiring Fund is higher than the contractual advisory fee rate of each of the Target Funds. The following table compares the advisory fee rates of the Funds.

	IIC	IQC	ICS	Acquiring Fund (VCV)
Contractual Fee Rate	0.27% of managed assets	0.27% of managed assets	0.27% of net assets	0.55% of managed assets
Net Effective Fee Rate*	0.38%	0.40%	0.27%	0.97%

*	Varies based on the amount of financial leverage used by the Fund.
     Contractual fee rates and net effective fee rates differ because of differences in how the contractual rate is applied. ICS, which has no outstanding preferred shares, calculates its advisory fee as a percentage of the Fund’s “net assets,” which generally means the Fund’s assets minus its liabilities. Each of IIC, IQC and the Acquiring Fund calculates its advisory fee as a percentage of its “managed assets,” which for this purpose means the Fund’s net assets, plus assets attributable to outstanding preferred shares and the amount of any borrowings incurred for the purpose of leverage (whether or not such borrowed amounts are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles). Because “managed assets” exceed “net assets” for a Fund that has outstanding preferred shares, even if the Funds’ contractual advisory fee rates were the same, the advisory fees paid by the Acquiring Fund as a percentage of NAV will exceed the advisory fees as a percentage of NAV paid by ICS, and the actual amount paid by IIC, IQC, and the Acquiring Fund, as a percentage of NAV, will typically exceed the contractual rate. For more information, see the table above under “How do the Funds’ expenses compare?”
     If the Merger with IIC (alone or in combination with any other Mergers) is completed, the Adviser has contractually agreed for at least two years from the closing date of the Mergers to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses of the Acquiring Fund to 0.52%, subject to certain exclusions.
     Each Fund’s advisory agreement provides that the Adviser may delegate any and all of its rights, duties, and obligations to one or more wholly-owned affiliates of Invesco as sub-advisers (the “Invesco Sub-Advisers”). Pursuant to each Fund’s Master Intergroup Sub-Advisory Contract, the Invesco Sub-Advisers may be appointed by the Adviser from time to time to provide discretionary investment management services, investment advice, and/or order execution services. Each Invesco Sub-Adviser is registered with the SEC as an investment adviser.
     Other key service providers to the Target Funds, including the administrator, transfer agent, custodian, and auditor, provide substantially the same services to the Acquiring Fund. Each Fund has entered into a master administrative services agreement with the Adviser, pursuant to which the Adviser performs or arranges for the provision of accounting and other administrative services to the Funds that are not required to be performed by the Adviser under its investment advisory agreements with the Funds. The custodian for the Funds is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110-2801. The transfer agent and dividend paying agent for the Funds is Computershare Trust Company, N.A., P.O. Box 43078, Providence, Rhode Island 02940-3078.
Does the Acquiring Fund have the same portfolio managers as the Target Funds?
     Yes. The portfolio management team for the Target Funds is the same as the portfolio management team for the Acquiring Fund. Information on the portfolio managers of the Funds is included below under “Additional Information About the Funds and the Mergers — Portfolio Managers.”
How do the distribution policies of the Funds compare?
     Each Fund declares and pays monthly dividends from net investment income to holders of Common Shares (“Common Shareholders”). The Acquiring Fund, IIC and IQC declare and pay monthly dividends from net investment income to the holders of VMTP Shares. Distributions from net realized capital gain, if any, are generally paid annually and are distributed on a pro rata basis to Common Shareholders and, for the Acquiring Fund, IIC and IQC, to VMTP Shareholders. Each Fund may also declare and pay capital gains distributions more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. Each Fund offers a dividend reinvestment plan for Common Shareholders, which is more fully described in the Fund’s shareholder reports.
Will there be any tax consequences resulting from the Mergers?
     Each Merger is designed to qualify as a tax-free reorganization for federal income tax purposes and each Fund anticipates receiving a legal opinion to that effect (although there can be no assurance that the Internal Revenue Service will adopt a similar position). This means that the shareholders of each Target Fund will recognize no gain or loss for federal income tax purposes upon the exchange of all of their shares in such Target Fund for shares in the Acquiring Fund. Shareholders should consult their tax advisor about state and local tax consequences of the Mergers, if any, because the information about tax consequences in this Proxy Statement relates only to the federal income tax consequences of the Mergers.
     Prior to the closing of each Merger, each Target Fund will declare to its Common Shareholders one or more dividends, and the Acquiring Fund may, but is not required to, declare to its Common Shareholders a dividend, payable at or near the time of closing to their respective shareholders to the extent necessary to avoid entity level tax or as otherwise deemed desirable. Such distributions, if made, are anticipated to be made in the 2012 calendar year and, to the extent a distribution is not an “exempt-interest dividend” (as defined in the Code), the distribution may be taxable to shareholders in such year for federal income tax purposes. It is anticipated that Fund distributions will be primarily dividends that are exempt from regular federal income tax, although a portion of such dividends may be taxable to shareholders as ordinary income or capital gains. To the extent the distribution is attributable to ordinary income or capital gains, such ordinary income and capital gains will be allocated to Common Shareholders and

VMTP Shareholders in accordance with each class’s proportionate share of the total dividends paid by the Fund during the year. In certain circumstances, each of IIC, IQC and the Acquiring Fund will make additional payments to VMTP Shareholders to offset the tax effects of such taxable distributions.
     In addition, Skadden, Arps, Slate, Meagher & Flom LLP, as counsel to IIC, IQC and the Acquiring Fund, will deliver an opinion to IIC, IQC and the Acquiring Fund, subject to certain representations, assumptions and conditions, to the effect that the Acquiring Fund VMTP Shares received in the Mergers by holders of VMTP Shares of IIC or IQC will qualify as equity of the Acquiring Fund for federal income tax purposes.
When are the Mergers expected to occur?
     If shareholders of a Target Fund and the Acquiring Fund approve the Merger and the Redomestication (Proposal 1), it is anticipated that the Merger will occur in the third quarter of 2012.
What will happen if shareholders of a Fund do not approve a Merger?
     If a Merger is not approved by shareholders or is for other reasons unable to be completed, the applicable Fund will continue to operate and the Fund’s Board will consider other possible courses of action for the Fund.
Where can I find more information about the Funds and the Mergers?
     The remainder of this Proxy Statement contains additional information about the Funds and the Mergers, as well as information on the other proposals to be voted on at the Meeting. You are encouraged to read the entire document. Additional information about each Fund can be found in the statement of additional information (“SAI”) to the registration statement for the Acquiring Fund’s Common Shares on Form N-14, dated June 8, 2012 (which is not part of this Proxy Statement and is not incorporated by reference herein), and in each Fund’s shareholder reports. If you need any assistance, or have any questions regarding the Mergers or how to vote, please call Invesco Client Services at (800) 341-2929.
ADDITIONAL INFORMATION ABOUT THE FUNDS AND THE MERGERS
Principal Investment Strategies
     The following section compares the principal investment strategies of the Target Funds with the principal investment strategies of the Acquiring Fund and highlights any key differences. In addition to the principal investment strategies described below, each Fund may use other investment strategies and is also subject to certain additional investment policies and limitations, which are described in the SAI and in each Fund’s shareholder reports. The cover page of this Proxy Statement describes how you can obtain copies of these documents.
     Investment Strategies. Except during temporary defensive periods, at least 80% of the Acquiring Fund’s net assets will be invested in municipal securities. Similarly, except during temporary defensive periods, at least 80% of each Target Fund’s net assets will be invested in municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and California income taxes (“California municipal securities”). Each policy stated in the foregoing sentences with respect to the Acquiring Fund, IIC and ICS is a fundamental policy of each Fund, respectively, and may not be changed without approval of a majority of such Fund’s outstanding voting securities as defined in the 1940 Act. Under normal market conditions, the Adviser seeks to achieve each Fund’s investment objective by investing at least 80% of the Fund’s net assets in investment grade California municipal securities. Investment grade securities are: (i) securities rated BBB- or higher by Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc. (“S&P”) or Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or an equivalent rating by another nationally recognized statistical rating organization (“NRSRO”), (ii) comparably rated short term securities, or (iii) unrated municipal securities determined by the Adviser to be of comparable quality at the time of purchase.
     Under normal market conditions, the Acquiring Fund may invest up to 20% of its net assets in municipal securities that are rated below investment grade or that are unrated but determined by the Adviser to be of comparable quality at the time of purchase. Similarly, under normal market conditions, each Target Fund may invest up to 20% of its net assets in taxable or tax-exempt fixed income securities rated, at the time of investment, at least B- or higher by S&P or B3 or higher by Moody’s or an equivalent rating by another NRSRO, or if not rated, determined by the Adviser to be of comparable quality, including municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal but not California income taxes, obligations of the U.S.

government, its respective agencies or instrumentalities, and other fixed income obligations. Lower-grade securities are commonly referred to as junk bonds, and involve greater risks than investments in higher-grade securities.
     The Acquiring Fund does not purchase securities that are in default or rated in categories lower than B- by S&P or B3 by Moody’s or unrated securities of comparable quality. During periods in which the Adviser believes that changes in economic, financial or political conditions make it advisable to do so, each Target Fund, for temporary defensive purposes, may invest to an unlimited extent in taxable or tax-exempt fixed income securities rated at least investment grade by a NRSRO or if not rated, determined by the Adviser to be of comparable quality.
     The foregoing percentage and rating limitations apply at the time of acquisition of a security based on the last previous determination of each Fund’s net asset value. Any subsequent change in any rating by a rating service or change in percentages resulting from market fluctuations or other changes in a Fund’s total assets will not require elimination of any security from the Fund’s portfolio.
     Each Fund may invest all or a substantial portion of its net assets in California municipal securities that may subject certain investors to the federal alternative minimum tax and, therefore, a substantial portion of the income produced by each Fund may be taxable for such investors under the federal alternative minimum tax. Accordingly, a Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or could become subject to the federal alternative minimum tax as a result of an investment in the Fund.
     The Adviser buys and sells securities for each Fund with a view towards seeking a high level of current income exempt from federal and California income taxes, subject to reasonable credit risk. As a result, each Fund will not necessarily invest in the highest yielding municipal securities permitted by its investment policies if the Adviser determines that market risks or credit risks associated with such investments would subject a Fund’s portfolio to undue risk. The potential realization of capital gains or losses resulting from possible changes in interest rates will not be a major consideration and frequency of portfolio turnover generally will not be a limiting factor if the Adviser considers it advantageous to purchase or sell securities.
     Although each Fund’s policy is to emphasize investments in municipal obligations with longer-term maturities because generally longer-term obligations, while more susceptible to market fluctuations resulting from changes in interest rates, produce higher yields than short-term obligations, each Fund does not maintain a specific average weighted maturity of its portfolio, and a Fund’s average portfolio maturity will vary depending upon market conditions and other factors.
     The Adviser employs a bottom-up, research-driven approach to identify securities that have attractive risk/reward characteristics for the sectors in which each Fund invests. The Adviser also integrates macroeconomic analysis and forecasting into its evaluation and ranking of various sectors and individual securities. Finally, each Fund employs leverage in an effort to enhance each Fund’s income and total return. Sell decisions are based on: (i) a deterioration or likely deterioration of an individual issuer’s capacity to meet its debt obligations on a timely basis; (ii) a deterioration or likely deterioration of the broader fundamentals of a particular industry or sector; and (iii) opportunities in the secondary or primary market to purchase a security with better relative value.
     Municipal Securities. Municipal securities are obligations issued by or on behalf of states, territories or possessions of the United States, the District of Columbia and their cities, counties, political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from federal income tax. California municipal securities are municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and California income taxes. The Adviser does not conduct its own analysis of the tax status of the interest paid by municipal securities held by each Fund, but will rely on the opinion of counsel to the issuer of each such instrument.
     The issuers of municipal securities obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. Certain types of municipal securities are issued to obtain funding for privately operated facilities.
     The yields of municipal securities depend on, among other things, general money market conditions, general conditions of the municipal securities market, size of a particular offering, the maturity of the obligation and rating of the issue. There is no limitation as to the maturity of the municipal securities in which a Fund may invest.

The ratings of S&P and Moody’s represent their opinions of the quality of the municipal securities they undertake to rate. These ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while municipal securities of the same maturity and coupon with different ratings may have the same yield.
     The two principal classifications of municipal securities are general obligation and revenue or special delegation securities. General obligation securities are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.
     Within these principal classifications of municipal securities, there are a variety of types of municipal securities, including:
•	Variable rate securities, which bear rates of interest that are adjusted periodically according to formulae intended to reflect market rates of interest.

•	Municipal notes, including tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes.

•	Variable rate demand notes, which are obligations that contain a floating or variable interest rate adjustment formula and which are subject to a right of demand for payment of the principal balance plus accrued interest either at any time or at specified intervals. The interest rate on a variable rate demand note may be based on a known lending rate, such as a bank’s prime rate, and may be adjusted when such rate changes, or the interest rate may be a market rate that is adjusted at specified intervals. The adjustment formula maintains the value of the variable rate demand note at approximately the par value of such note at the adjustment date.

•	Municipal leases, which are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include non-appropriation clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis.

•	Private activity bonds, which are issued by, or on behalf of, public authorities to finance privately operated facilities.

•	Participation certificates, which are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract.

•	Municipal securities that may not be backed by the faith, credit and taxing power of the issuer.

•	Municipal securities that are privately placed and that may have restrictions on a Fund’s ability to resell, such as timing restrictions or requirements that the securities only be sold to qualified institutional investors.

•	Municipal securities that are insured by financial insurance companies.
     Derivatives. Each Fund principally may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income (except that the Acquiring Fund may not use futures and swaps to earn income). Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. Derivative instruments and techniques that each Fund principally uses include:
     Futures. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Each Target Fund, but not the Acquiring Fund, may use futures to earn income.
     Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). Each Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. IQC may not invest in swaps. IIC and ICS, but not the Acquiring Fund, may use swaps to earn income.
     Inverse Floating Rate Obligations. Each Fund may invest in inverse floating rate obligations. Inverse floating rate obligations are variable debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases. The inverse floating rate obligations in which each Fund may invest include derivative instruments such as residual interest bonds (“RIBs”) or tender option bonds (“TOBs”). Such instruments are typically created by a special purpose trust that holds long-term fixed rate bonds and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and inverse floating residual interests, which are purchased by each Fund. The short-term floating rate interests have first priority on the cash flow from the bond held by the special purpose trust and each Fund (as holder of the inverse floating residual interests) is paid the residual cash flow from the bond held by the special purpose trust.
     When-Issued and Delayed Delivery Transactions. Each Fund may purchase and sell securities on a when-issued and delayed delivery basis, which means that a Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time a Fund enters into the commitment. No income accrues on such securities until the date a Fund actually takes delivery of the securities.
     Preferred Shares. The Acquiring Fund, IIC and IQC, but not ICS, use leverage in the form of preferred shares. Dividends on the preferred shares will typically be comparable to the yields on investment grade short-term municipal securities, although the assets attributable to the preferred shares will generally be invested in longer-term municipal securities, which typically have higher yields than short-term municipal securities. Assuming such a yield differential, this leveraged capital structure enables a Fund to pay a potentially higher yield on the Common Shares than similar investment companies that do not use leverage.
     As required by the 1940 Act, the Acquiring Fund, IIC and IQC and will generally maintain an asset coverage of the value of the respective Fund’s total assets, less all liabilities and indebtedness of the Fund not represented by its preferred shares, of 200% of the aggregate liquidation value of its preferred shares. In addition, under the terms of each Fund’s outstanding VMTP Shares, the Fund is required to maintain minimum asset coverage of 225%.
     Portfolio Turnover. The Acquiring Fund generally will not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish the Acquiring Fund’s investment objective. For example, the Acquiring Fund may sell portfolio securities in anticipation of a movement in interest rates. Other than for tax purposes, frequency of portfolio turnover will not be a limiting factor if the Acquiring Fund considers it advantageous to purchase or sell securities. The Acquiring Fund does not anticipate that the annual portfolio turnover rate of the Acquiring Fund will be in excess of 100%. A high rate of portfolio turnover involves correspondingly greater brokerage commission and transaction expenses than a lower rate, which expenses must be borne by the Acquiring Fund and its Common Shareholders. High portfolio turnover may also result in the realization of substantial net short-term capital gains, and any distributions resulting from such gains will be taxable at ordinary income rates for federal income tax purposes.
     The Target Funds may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, yield differentials, or for other reasons. Each Target Fund’s portfolio turnover rate may vary from year to year. A high portfolio turnover rate (100% or more) would increase a Target Fund’s transaction costs (including brokerage commissions and dealer costs), which would adversely impact a Target Fund’s performance. Higher portfolio turnover may result in the realization of more short-term capital gains than if a Target Fund had lower portfolio turnover. Additionally, in a declining market, portfolio turnover may create realized capital losses. The turnover rate will not be a limiting factor, however, if the Adviser considers portfolio changes appropriate.

     Temporary Defensive Strategy. When market conditions dictate a more defensive investment strategy, the Acquiring Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in high-quality, short-term municipal securities. If such municipal securities are not available or, in the judgment of the Adviser, do not afford sufficient protection against adverse market conditions, the Acquiring Fund may invest in taxable instruments. Such taxable securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, other investment grade quality fixed income securities, prime commercial paper, certificates of deposit, bankers’ acceptances and other obligations of domestic banks, repurchase agreements and money market funds (including money market funds affiliated with Invesco). Similarly, when market conditions dictate a more defensive investment strategy, the Target Funds may, on a temporary basis, hold cash or invest to an unlimited extent in taxable or tax-exempt fixed income securities rated at least investment grade by a NRSRO or if not rated, determined by the Adviser to be of comparable quality, including municipal obligations the interest on which in the opinion of bond counsel to the issuer is exempt from federal but not California income taxes, obligations of the U.S. government, its respective agencies or instrumentalities, other investment grade quality fixed income securities, prime commercial paper, certificates of deposit, bankers’ acceptances and other obligations of domestic banks, repurchase agreements, and money market funds (including money market funds affiliated with Invesco). In taking a defensive position, each Fund would temporarily not be pursuing its principal investment strategies and may not achieve its investment objective.
     Zero Coupon / PIK Bonds. Each Fund may invest in securities not producing immediate cash income, including zero coupon securities or pay-in-kind (“PIK”) securities, when their effective yield over comparable instruments producing cash income makes these investments attractive. PIK securities are debt securities that pay interest through the issuance of additional securities. Zero coupon securities are debt securities that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amounts or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The securities do not entitle the holder to any periodic payments of interest prior to maturity, which prevents any reinvestment of interest payments at prevailing interest rates if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop. In addition, each Fund would be required to distribute the income on these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to the Common Shareholders.
     As required by Rule 35d-1 under the 1940 Act, in addition to the investment strategies and policies discussed above, each Fund has a fundamental policy to invest, under normal circumstances, at least 80% of its total assets in investments the income from which is exempt from federal and California income tax.
Principal Risks of an Investment in the Funds
     A comparison of the principal risks associated with the Funds’ investment strategies is included above under “How do the Funds’ principal risks compare?” The following table provides further information on the principal risks that apply to the Funds’ investment portfolios.

Principal Risk	Funds Subject to Risk
Municipal Securities Risk. Under normal market conditions, longer-term municipal securities generally provide a higher yield than shorter-term municipal securities. The Adviser may adjust the average maturity of each Fund’s portfolio from time to time depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. The yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets. Certain kinds of municipal securities are subject to specific risks that could cause a decline in the value of those securities:
All Funds

Lease Obligations. Certain lease obligations contain non-appropriation clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing non-appropriation clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

Principal Risk	Funds Subject to Risk
Private Activity Bonds. The issuers of private activity bonds in which each Fund may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or the project itself. Conditions such as regulatory and environmental restrictions and economic downturns may lower the need for these facilities and the ability of users of the project to pay for the facilities. Private activity bonds may also pay interest subject to the alternative minimum tax.

In 2011, S&P lowered its long-term sovereign credit rating on the U.S. to “AA+” from “AAA” with a negative outlook. Following S&P’s downgrade of the long-term sovereign credit rating on the U.S., the major rating agencies have also placed many municipalities on review for potential downgrades, which could impact the market price, liquidity and volatility of the municipal securities held by each Fund in its portfolio. If the universe of municipal securities meeting a Fund’s ratings and credit quality requirements shrinks, it may be more difficult for the Fund to meet its investment objective and the Fund’s investments may become more concentrated in fewer issues. Future downgrades by other rating agencies could have significant adverse effects on the economy generally and could result in significant adverse impacts on municipal issuers and each Fund.

Many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. In response to the national economic downturn, governmental cost burdens have been and may continue to be reallocated among federal, state and local governments. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. Also, as a result of the downturn and related unemployment, declining income and loss of property values, many state and local governments have experienced significant reductions in revenues and consequently difficulties meeting ongoing expenses. As a result, certain of these state and local governments may have difficulty paying or default in the payment of principal or interest on their outstanding debt, may experience ratings downgrades of their debt. The taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes.

In addition, municipalities might seek protection under the bankruptcy laws, thereby affecting the repayment of their outstanding debt. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal securities could experience delays in collecting principal and interest and such holders may not be able to collect all principal and interest to which they are entitled. Certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear. Further, the application of state law to municipal securities issuers could produce varying results among the states or among municipal securities issuers within a state. These uncertainties could have a significant impact on the prices of the municipal securities in which each Fund invests. The value of municipal securities generally may be affected by uncertainties in the municipal markets as a result of legislation or litigation, including legislation or litigation that changes the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, each Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from a Fund’s ownership or operation of such assets may not be tax-exempt and could jeopardize the Fund’s status as a regulated investment company under the Code.

Principal Risk	Funds Subject to Risk
The U.S. economy may be in the process of “deleveraging,” with individuals, companies and municipalities reducing expenditures and paying down borrowings. In such event, the number of municipal borrowers and the amount of outstanding municipal securities may contract, potentially without corresponding reductions in investor demand for municipal securities. As a result, each Fund may have fewer investment alternatives, may invest in securities that it previously would have declined and may concentrate its investments in a smaller number of issuers.

Insurance Risk. Financial insurance guarantees that interest payments on a bond will be made on time and that principal will be repaid when the bond matures. Insured municipal obligations would generally be assigned a lower rating if the rating were based primarily on the credit quality of the issuer without regard to the insurance feature. If the claims-paying ability of the insurer were downgraded, the ratings on the municipal obligations it insures may also be downgraded. Insurance does not protect each Fund against losses caused by declines in a bond’s value due to a change in market conditions.
All Funds

Market Risk. Market risk is the possibility that the market values of securities owned by each Fund will decline. The net asset value of a Fund will change with changes in the value of its portfolio securities, and the value of the Fund’s investments can be expected to fluctuate over time. The financial markets in general are subject to volatility and may at times experience extreme volatility and uncertainty, which may affect all investment securities, including debt securities and derivative instruments. Volatility may be greater during periods of general economic uncertainty.
All Funds

Interest Rate Risk. Because each Fund invests primarily in fixed income municipal securities, the net asset value of a Fund can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. The prices of longer term municipal securities generally are more volatile with respect to changes in interest rates than the prices of shorter term municipal securities. These risks may be greater in the current market environment because certain interest rates are near historically low levels.
All Funds

Credit Risk. Credit risk refers to an issuer’s ability to make timely payments of interest and principal when due. Municipal securities, like other debt obligations, are subject to the credit risk of nonpayment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely affected by general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Private activity bonds used to finance projects, such as industrial development and pollution control, may also be negatively impacted by the general credit of the user of the project. Nonpayment would result in a reduction of income to a Fund, and a potential decrease in the net asset value of the Fund. The Adviser continuously monitors the issuers of securities held in each Fund.
All Funds

Each Fund will rely on the Adviser’s judgment, analysis and experience in evaluating the creditworthiness of an issuer. In its analysis, the Adviser may consider the credit ratings of NRSROs in evaluating securities, although the Adviser does not rely primarily on these ratings. Credit ratings of NRSROs evaluate only the safety of principal and interest payments, not the market risk. In addition, ratings are general and not absolute standards of quality, and the creditworthiness of an issuer may decline significantly before an NRSRO lowers the issuer’s rating. A rating downgrade does not require a Fund to dispose of a security.

Medium-grade obligations (for example, bonds rated BBB by S&P) possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities. Securities rated below investment grade are considered speculative by NRSROs with respect to the issuer’s continuing ability to pay interest and principal.

Principal Risk	Funds Subject to Risk
Income Risk. The income received from each Fund is based primarily on prevailing interest rates, which can vary widely over the short and long term. If interest rates decrease, income from a Fund may decrease as well.
All Funds

Call Risk. If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by each Fund in securities bearing the new, lower interest rates, resulting in a possible decline in a Fund’s income and distributions to shareholders.
All Funds

Market Segment Risk. Each Fund generally considers investments in municipal securities issued by governments or political subdivisions not to be subject to industry concentration policies (because such issuers are not in any industry). Each Fund may, however, invest in municipal securities issued by entities having similar characteristics. For example, the issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make a Fund’s investments more susceptible to similar economic, political or regulatory occurrences, which could increase the volatility of the Fund’s net asset value. Each Fund may invest more than 25% of its total assets in a segment of the municipal securities market with similar characteristics if the Adviser determines that the yields available from obligations in a particular segment justify the additional risks of a larger investment in that segment. Each Fund may not, however, invest more than 25% of its total assets in municipal securities, such as many private activity bonds or industrial development revenue bonds, issued for non-governmental entities that are in the same industry.
All Funds

Tax Risk. To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things, each Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources. If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions from the Fund (including underlying distributions attributable to tax-exempt interest income) would be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.
All Funds

The value of each Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could, in turn, affect a Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, each Fund may not be a suitable investment for individual retirement accounts, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

Each Fund may invest all or a substantial portion of its total assets in municipal securities subject to the federal alternative minimum tax. Accordingly, an investment in a Fund could cause shareholders to be subject to (or result in an increased liability under) the federal alternative minimum tax. As a result, each Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who could become subject to the federal alternative minimum tax as a result of an investment in a Fund.

Subsequent to a Fund’s acquisition of a municipal security, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by a Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities.

Principal Risk	Funds Subject to Risk
For federal income tax purposes, distributions of ordinary taxable income (including any net short-term capital gain) will be taxable to shareholders as ordinary income (and not eligible for favorable taxation as “qualified dividend income”), and capital gain dividends will be taxed at long-term capital gain rates. In certain circumstances, each Fund will make payments to holders of VMTP Shares, if applicable, to offset the tax effects of a taxable distribution.

Generally, to the extent each Fund’s distributions are derived from interest on municipal securities of a particular state (and, in some cases qualifying obligations of U.S. territories and possessions), its distributions are exempt from the personal income tax of that state. In some cases, each Fund’s shares may (to the extent applicable) also be exempt from personal property taxes of such state. However, some states require that a Fund meet certain thresholds with respect to the portion of its portfolio consisting of municipal securities of such state in order for such exemption to apply.

Risks of Using Derivative Instruments. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument or instrument being hedged, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the derivatives may not be liquid. The use of derivatives involves risks that are different from, and potentially greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Each Fund could suffer losses related to its derivative positions as a result of unanticipated market movements, which losses may potentially be unlimited. Although the Adviser may seek to use derivatives to further a Fund’s investment objective, the Fund is not required to do so and there is no assurance that the use of derivatives will achieve this result.
All Funds (except that Swaps Risk does not apply to IQC)

Counterparty Risk. Each Fund will be subject to credit risk with respect to the counterparties to the derivative transactions entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, a Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. A Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Futures Risk. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed a Fund’s initial investment in such contracts.

Swaps Risk. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or credit quality changes are not correctly anticipated by a Fund or if the reference index, security or investments do not perform as expected.

Tax Risk. The use of derivatives may generate taxable income. In addition, each Fund’s use of derivatives may be limited by the requirements for taxation as a regulated investment company or a Fund’s intention to pay dividends that are exempt from federal and California income taxes. The tax treatment of derivatives may be adversely affected by changes in legislation, regulations or other legal authority, subjecting a Fund’s shareholders to increased federal income tax liabilities.

Principal Risk	Funds Subject to Risk
Inverse Floating Rate Obligations Risk. Like most other fixed-income securities, the value of inverse floating rate obligations will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floating rate obligation typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floating rate obligation while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floating rate obligation. Some inverse floating rate obligations may also increase or decrease substantially because of changes in the rate of prepayments. Inverse floating rate obligations tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Inverse floating rate obligations have varying degrees of liquidity.
All Funds

Each Fund generally invests in inverse floating rate obligations that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The market value of a “leveraged” inverse floating rate obligation generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an unleveraged investment. The extent of increases and decreases in the value of inverse floating rate obligations generally will be larger than changes in an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate obligations.

In certain instances, the short-term floating rate interests created by a special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of inverse floating rate obligations created by ae Fund, the Fund would then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

The use of short-term floating rate obligations may require a Fund to segregate or earmark cash or liquid assets to cover its obligations. Securities so segregated or earmarked will be unavailable for sale by a Fund (unless replaced by other securities qualifying for segregation requirements), which may limit the Fund’s flexibility and may require that the Fund sell other portfolio investments at a time when it may be disadvantageous to sell such assets.

Risks of Investing in Lower-Grade Securities. Securities that are in the lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, market risk, volatility and liquidity risk. In addition, the amount of available information about the financial condition of certain lower-grade issuers may be less extensive than other issuers, making each Fund more dependent on the Adviser’s credit analysis than a fund investing only in higher-grade securities. To minimize the risks involved in investing in lower-grade securities, each Fund does not purchase securities that are in default or rated in categories lower than B- by S&P or B3 by Moody’s or unrated securities of comparable quality.
All Funds

Secondary market prices of lower-grade securities generally are less sensitive than higher-grade securities to changes in interest rates and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers. A significant increase in interest rates or a general economic downturn may significantly affect the ability of municipal issuers of lower-grade securities to pay interest and to repay principal, or to obtain additional financing, any of which could severely disrupt the market

Principal Risk	Funds Subject to Risk
for lower-grade municipal securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of lower-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the price of the lower-grade securities and the net asset value of a Fund. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of lower-grade securities.

In the event that an issuer of securities held by a Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund’s securities relate. Further, each Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings and the Fund may be unable to obtain full recovery on such amounts.

Investments in debt obligations that are at risk of or in default present special tax issues for each Fund. Federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Liquidity Risk. Liquidity relates to the ability of each Fund to sell a security in a timely manner at a price which reflects the value of that security. The amount of available information about the financial condition of municipal securities issuers is generally less extensive than that for corporate issuers with publicly traded securities, and the market for municipal securities is generally considered to be less liquid than the market for corporate debt obligations. Certain municipal securities in which a Fund may invest, such as special obligation bonds, lease obligations, participation certificates and variable rate instruments, may be particularly less liquid. To the extent a Fund owns or may acquire illiquid or restricted securities, these securities may involve special registration requirements, liabilities and costs, and liquidity and valuation difficulties.
All Funds

The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, a Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.

The markets for lower-grade securities may be less liquid than the markets for higher-grade securities. To the extent that there is no established retail market for some of the lower-grade securities in which a Fund may invest, trading in such securities may be relatively inactive. Prices of lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of lower-grade securities generally could reduce market liquidity for such securities and make their sale by a Fund at their current valuation more difficult.

From time to time, each Fund’s investments may include securities as to which the Fund, by itself or together with other funds or accounts managed by the Adviser, holds a major portion or all of an issue of municipal securities. Because there may be relatively few potential purchasers for such investments and, in some cases, there may be contractual restrictions on resales, the Fund may find it more difficult to sell such securities at a time when the Adviser believes it is advisable to do so.

Principal Risk	Funds Subject to Risk
Preferred Shares Risk. A Fund’s use of leverage through preferred shares may result in higher volatility of the net asset value of the Common Shares, and fluctuations in the dividend rates on the preferred shares (which are expected to reflect yields on short-term municipal securities) may affect the yield to the Common Shareholders. So long as a Fund is able to realize a higher net return on its investment portfolio than the then current dividend rate of the preferred shares, the effect of the leverage provided by the preferred shares will be to cause the Common Shareholders to realize a higher current rate of return than if the Fund were not so leveraged. On the other hand, to the extent that the then current dividend rate on the preferred shares approaches the net return on a Fund’s investment portfolio, the benefit of leverage to the Common Shareholders will be reduced, and if the then current dividend rate on the preferred shares were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to the Common Shareholders than if the Fund were not so structured.
Acquiring Fund, IIC and IQC

Similarly, because any decline in the net asset value of a Fund’s investments will be borne entirely by the Common Shareholders, the effect of leverage in a declining market would result in a greater decrease in net asset value to the Common Shareholders than if the Fund were not so leveraged. Any such decrease would likely be reflected in a decline in the market price for Common Shares. If a Fund’s current investment income were not sufficient to meet dividend requirements on the preferred shares, the Fund might have to liquidate certain of its investments in order to meet required dividend payments, thereby reducing the net asset value attributable to the Fund’s Common Shares.

The amount of preferred shares outstanding from time to time may vary, depending on the Adviser’s analysis of conditions in the municipal securities market and interest rate movements. Management of the amount of outstanding preferred shares places greater reliance on the ability of the Adviser to predict trends in interest rates than if a Fund did not use leverage. In the event the Adviser later determines that all or a portion of such preferred shares should be reissued so as to increase the amount of leverage, no assurance can be given that a Fund will subsequently be able to reissue preferred shares on terms and/or with dividend rates that are beneficial to the Common Shareholders. Further, redemption and reissuance of the preferred shares, and any related trading of a Fund’s portfolio securities, results in increased transaction costs to the Fund and its Common Shareholders. Because the Common Shareholders bear these expenses, changes to the Fund’s outstanding leverage and any losses resulting from related portfolio trading will have a proportionately larger impact on the Common Shares’ net asset value and market price.

In addition, a Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the Fund has an asset coverage of at least 200%, as required by the 1940 Act (determined after deducting the amount of such dividend or distribution). In addition, under the terms of each Fund’s outstanding VMTP Shares, the Fund is required to maintain minimum asset coverage of 225%. This prohibition on the payment of dividends or other distributions might impair the ability of a Fund to maintain its qualification as a regulated investment company for federal income tax purposes. Each Fund intends, however, to the extent possible, to purchase or redeem VMTP Shares from time to time to maintain an asset coverage of the VMTP Shares of at least 225%.

If a determination were made by the IRS to treat the Fund’s preferred shares as debt rather than equity for U.S. federal income tax purposes, the Common Shareholders might be subject to increased federal income tax liabilities.

Unrated Securities Risk. Many lower-grade securities are not listed for trading on any national securities exchange, and many issuers of lower-grade securities choose not to have a rating assigned to their obligations by any NRSRO. As a result, each Fund’s portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade, listed securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may
All Funds

Principal Risk	Funds Subject to Risk
make unrated securities less marketable. These factors may limit the ability of a Fund to sell such securities at their fair value. Each Fund may be more reliant on the Adviser’s judgment and analysis in evaluating the creditworthiness of an issuer of unrated securities.

When-Issued and Delayed Delivery Risks. When-issued and delayed delivery transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, each Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in a Fund missing the opportunity of obtaining a price or yield considered to be advantageous.
All Funds

Zero Coupon / PIK Bond Risk. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer’s financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash. These securities are also subject to the risk of default. These securities may subject the Fund to greater market risk than a fund that does not own these types of securities. Special tax considerations are associated with investing in non-cash-paying instruments, such as zero coupon or PIK securities. The Adviser will weigh these concerns against the expected total returns from such instruments.
All Funds

Special Risk Considerations Regarding California Municipal Securities. Each Fund invests substantially all of its assets in a portfolio of California municipal securities. Because the Fund invests substantially all of its assets in a portfolio of California municipal securities, the Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities than a fund which does not limit its investments to such issuers. These risks include possible legislative, state constitutional or regulatory amendments that may affect the ability of state and local governments or regional governmental authorities to raise money to pay principal and interest on their municipal securities. Economic, fiscal and budgetary conditions throughout the state may also influence the Fund’s performance.
All Funds
     The risks associated with an investment in VMTP Shares are substantially the same for IIC, IQC and the Acquiring Fund.
Portfolio Managers
     Thomas Byron, Robert Stryker, Julius Williams and Robert Wimmel are the portfolio managers for the Funds.
     Mr. Byron, Portfolio Manager, has been associated with Invesco and/or its affiliates since 2010. Mr. Byron was associated with the Funds’ previous investment adviser or its investment advisory affiliates in an investment management capacity from 1981 to 2010 and began managing the Funds in 2009. Mr. Byron earned a B.S. in finance from Marquette University and an M.B.A. in finance from DePaul University.
     Mr. Stryker, Portfolio Manager, has been associated with Invesco and/or its affiliates since 2010. Mr. Stryker was associated with the Funds’ previous investment adviser or its investment advisory affiliates in an investment management capacity from 1994 to 2010 and began managing the Funds in 2009. Mr. Stryker earned a B.S. in finance from the University of Illinois, Chicago.
     Mr. Williams, Portfolio Manager, has been associated with Invesco and/or its affiliates since 2010. Mr. Williams was associated with the Funds’ previous investment adviser or its investment advisory affiliates in an investment management capacity from 2000 to 2010 and began managing the Funds in 2011. Mr. Williams earned a B.A. in economics and sociology, and a Master of Education degree in educational psychology from the University of Virginia.
     Mr. Wimmel, Portfolio Manager, has been associated with Invesco and/or its affiliates since 2010. Mr. Wimmel was associated with the Funds’ previous investment adviser or its investment advisory affiliates in an investment management capacity from 1996 to 2010 and began managing the Acquiring Fund in 2001 and the Target Funds in 2009. Mr. Wimmel earned a B.A. in anthropology from the University of Cincinnati and an M.A. in economics from the University of Illinois, Chicago.
     The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in each Fund.
Trading of VMTP Shares
     VMTP Shares are a new issue of securities and there is currently no established trading market for such shares. No Fund intends to apply for a listing of the VMTP Shares on a securities exchange or an automated dealer quotation system or to seek to facilitate transfers by retaining a remarketing or other similar agent with respect to the VMTP Shares. Accordingly, there can be no assurance as to the development or liquidity of any market for the VMTP Shares. The VMTP Shares are not registered under the Securities Act or any other applicable securities law. Accordingly, the VMTP Shares are subject to restrictions on transferability and resale. The VMTP Shares are offered for sale only pursuant to Rule 144A under the Securities Act, and may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act or any other applicable securities law, pursuant to an exemption therefrom or in a transaction not subject thereto and in each case in compliance with contractual conditions applicable to transfers of VMTP Shares.
Capital Structures of the Funds
     Each Fund is currently organized as a Massachusetts business trust. The Acquiring Fund was organized on December 21, 1992, IIC was organized on October 30, 1992, IQC was organized on March 3, 1993 and ICS was organized on October 14, 1993. As discussed under Proposal 1, before the closing of the Mergers, the Funds will be reorganized as Delaware statutory trusts, which will all have identical governing documents and capital structures, except that ICS has no outstanding VMTP Shares. (Proposal 1 discusses the material differences between each Fund’s current Massachusetts business trust structure and its proposed Delaware statutory trust structure.) The Funds’ governing documents will therefore be substantially identical immediately prior to the Mergers with the exception of any provisions governing outstanding VMTP Shares, which will be substantially identical among the Acquiring Fund, IIC and IQC but will not apply to ICS. Each such Delaware statutory trust will have the same structure, except that ICS has no outstanding VMTP Shares while the Acquiring Fund, IIC and IQC have outstanding VMTP Shares.
Description of Securities to be Issued
     Before any Merger can be completed, each merging Fund must have completed a redomestication to a Delaware statutory trust, as discussed in Proposal 1. Accordingly, the following discussion reflects that each Fund would be a Delaware statutory trust as of the time of its Merger. A discussion of the changes a Fund would undergo as part of a Redomestication is included under Proposal 1.
     VMTP Shares. Each of IIC, IQC and the Acquiring Fund has outstanding a class of VMTP Shares. The terms of the VMTP Shares of IIC, IQC and the Acquiring Fund are identical. As of the closing of a Merger, the Acquiring Fund will be authorized by its Amended and Restated Agreement and Declaration of Trust to issue an unlimited number of preferred shares. In a Merger, VMTP Shares of IIC or IQC will be exchanged for VMTP Shares of the Acquiring Fund.
     The Funds have entered into a Redemption and Paying Agent Agreement with Deutsche Bank Trust Company Americas. The Redemption and Paying Agent serves as the Funds’ transfer agent, registrar, dividend disbursing agent, paying agent and redemption price disbursing agent and calculation agent in connection with the payment of dividends with respect to VMTP Shares, and carry out certain other procedures provided in the Redemption and Paying Agent Agreement.
     The currently outstanding VMTP Shares of IIC, IQC and the Acquiring Fund have a long-term issue credit rating of Aa2 from Moody’s and AAA from Fitch Ratings, a part of the Fitch Group, which is a majority-owned subsidiary of Fimalac, S.A. (“Fitch”), and it is a condition of closing of each Merger that the VMTP Shares of the Acquiring Fund be rated at least AA-/Aa3 by each rating agency that is rating, at the request of the Acquiring Fund, such VMTP Shares. An explanation of the significance of ratings may be obtained from the rating agencies.

Generally, rating agencies base their ratings on such material and information, and such of their own investigations, studies and assumptions, as they deem appropriate. The ratings of the VMTP Shares should be evaluated independently from similar ratings of other securities. A rating of a security is not a recommendation to buy, sell or hold securities and may be subject to review, revision, suspension, reduction or withdrawal at any time by the assigning rating agency.
     Dividends on the VMTP Shares are declared daily and generally paid monthly on the first (1st) business day of each month. For each rate period, the dividend rate on VMTP Shares will, except as otherwise provided in the Statement of Preferences, be equal to the rate per annum that results from the sum of the (1) Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index and (2) the ratings spread as determined pursuant to the rate determination process set forth in the Statement of Preferences. VMTP Shares rank on a parity with each other, with shares of any other Series of VMTP Shares and with shares of any other series of preferred shares as to the payment of dividends by a Fund.
     Each of IIC, IQC and the Acquiring Fund does not intend to apply for a listing of the VMTP Shares on a securities exchange or an automated dealer quotation system or to seek to facilitate transfers by retaining a remarketing or other similar agent with respect to the VMTP Shares. Accordingly, there can be no assurance as to the development or liquidity of any market for the VMTP Shares. The VMTP Shares are not registered under the Securities Act. Accordingly, the VMTP Shares are subject to restrictions on transferability and resale.
     Unless otherwise approved in writing by a Fund, VMTP Shareholders may sell, transfer or otherwise dispose of VMTP Shares only in whole shares and only to (i) Persons that such Beneficial Owner or Holder reasonably believes are QIBs that are either registered closed-end management investment companies, the common shares of which are traded on a national securities exchange (“Closed-End Funds”), banks, insurance companies, companies that are included in the S&P 500 Index (and their direct or indirect wholly-owned subsidiaries) or registered open-end management investment companies or (ii) tender option bond trusts (whether tax-exempt or taxable) in which all investors are Persons that such Beneficial Owner or Holder reasonably believes are QIBs that are Closed-End Funds, banks, insurance companies, companies that are included in the S&P 500 Index (and their direct or indirect wholly-owned subsidiaries) or registered open-end management investment companies (or, in the case of a tender option bond trust in which an affiliate of such Holder or Beneficial Owner retains a residual interest, such affiliate of such Holder or Beneficial Owner, but only to the extent expressly provided for in any applicable Purchase Agreement), in each case, in accordance with Rule 144A of the U.S. Securities Act of 1933, as amended (the “Securities Act”), or another available exemption from registration under the Securities Act, in a manner not involving any public offering within the meaning of Section 4(2) of the Securities Act. Any transfer in violation of the foregoing restrictions will be void ab initio and any transferee of VMTP Shares transferred in violation of the foregoing restrictions shall be deemed to agree to hold all payments it received on any such improperly transferred VMTP Shares in trust for the benefit of the transferor of such VMTP Shares. The foregoing restrictions on transfer will not apply to any VMTP Shares registered under the Securities Act pursuant to the registration rights agreement entered into by a Fund or any subsequent transfer of such VMTP Shares thereafter.
     Each of IIC, IQC and the Acquiring Fund is required to redeem, out of funds legally available therefor under applicable law and otherwise in accordance with applicable law, all outstanding VMTP Shares on June 1, 2015 or such later date to which it may be extended, if any, in accordance with the provisions of the Statement of Preferences.
     Subject to certain conditions, VMTP Shares may be redeemed at any time, at the option of a Fund (as a whole or from time to time, in part), out of funds legally available therefor under applicable law and otherwise in accordance with applicable law, at a redemption price equal to the sum of (i) the liquidation preference, (ii) accumulated but unpaid dividends thereon (whether or not earned or declared) to, but not including, the date fixed for redemption and (iii) the redemption premium, if any, in respect of such VMTP Share.
     VMTP Shares will rank on a parity with each other and with shares of any other series of preferred shares as to the distribution of assets upon the dissolution, liquidation or winding up of the affairs of a Fund, whether voluntary or involuntary. After the payment of the full preferential amounts, VMTP Shareholders as such will have no right or claim to any of the remaining assets of a Fund.

     Except as otherwise provided in the Declaration of Trust or as otherwise required by law, (i) each VMTP Shareholder is entitled to one vote for each VMTP Share held by such VMTP Shareholder on each matter submitted to a vote of shareholders of a Fund, and (ii) the holders of outstanding preferred shares, including each VMTP Share, and Common Shares will vote together as a single class; provided, however, that the holders of outstanding preferred shares, including VMTP Shares, voting as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interests of the Fund, will be entitled to elect two trustees of the Fund at all times, each preferred share, including each VMTP Share, entitled to one vote. Subject to the rights of the holders of preferred shares during a Voting Period (as defined in the Statement of Preferences), the holders of outstanding preferred shares, including VMTP Shares, and outstanding Common Shares, voting together as a single class, will elect the balance of the trustees.
     The VMTP Shares, including the Acquiring Fund VMTP Shares to be issued in the Mergers, are issued in book-entry form, as global securities. The global securities will be deposited with, or on behalf of, The Depository Trust Company (“DTC”) and registered in the name of Cede & Co., the nominee of DTC. Beneficial interests in the global securities will be held only through DTC and any of its participants.
     The foregoing is a brief description of the terms of the VMTP Shares. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the more detailed description of the VMTP Shares in the Statement of Preferences of each of IIC, IQC and the Acquiring Fund, which is available upon request by any VMTP Shareholder, and the form of Statement of Preferences of VMTP Shares of the Acquiring Fund (after giving effect to its Redomestication) attached hereto as Exhibit O.
     Common Shares. Each Common Share represents an equal proportionate interest with each other Common Share of the Fund, with each such share entitled to equal dividend, liquidation, redemption and voting rights. The Acquiring Fund, IIC and IQC also have outstanding VMTP Shares that vote separately from Common Shares in some circumstances. Each Fund’s Common Shares have no preemptive, conversion or exchange rights, nor any right to cumulative voting.
     As of the closing of a Merger, the Acquiring Fund will be authorized by its Amended and Restated Agreement and Declaration of Trust to issue an unlimited number of Acquiring Fund Common Shares, with no par value.
     Dividends and Distributions from the Acquiring Fund, IIC and IQC. The dividend and distribution policies of IIC and IQC are identical to those of the Acquiring Fund. The Acquiring Fund intends to make regular monthly distributions of all or a portion of its net investment income after payment of dividends on the Acquiring Fund’s preferred shares outstanding to holders of the Acquiring Fund’s Common Shares. The Acquiring Fund’s net investment income consists of all interest income accrued on portfolio assets less all expenses of the Acquiring Fund. The Acquiring Fund is required to allocate net capital gains and other taxable income, if any, received by the Fund among its shareholders on a pro rata basis in the year for which such capital gains and other income is realized. In certain circumstances, the Acquiring Fund will make additional payments to preferred shareholders to offset the tax effects of such taxable distributions.
     While there are any preferred shares of the Acquiring Fund outstanding, the Acquiring Fund may not declare any cash dividend or other distribution on its Common Shares, unless at the time of such declaration, (i) all accrued preferred shares dividends have been paid, (ii) to the extent necessary, the Fund has redeemed all of the preferred shares subject to mandatory redemption under the terms of the VMTP Shares, and (iii) the value of the Acquiring Fund’s total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund, is at least 200% of the liquidation preference of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus any accrued and unpaid dividends thereon, whether or not earned or declared on a cumulative basis), as required by the 1940 Act. This limitation on the Acquiring Fund’s ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Acquiring Fund to maintain its qualification for taxation as a regulated investment company under the Code. The Acquiring Fund intends, however, to the extent possible, to purchase or redeem preferred shares from time to time to maintain compliance with such asset coverage requirements and may pay special dividends to the holders of the preferred shares in certain circumstances in connection with any such impairment of the Acquiring Fund’s status as a regulated investment company under the Code.

     The tax treatment and characterization of the Acquiring Fund’s distributions may vary significantly from time to time because of the varied nature of its investments. The Acquiring Fund will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually. The ultimate tax characterization of the Acquiring Fund’s distributions made in a calendar or fiscal year cannot finally be determined until after the end of that fiscal year. As a result, there is a possibility that the Acquiring Fund may make total distributions during a calendar or fiscal year in an amount that exceeds the Acquiring Fund’s net investment income and net capital gains for the relevant fiscal year and its previously undistributed earnings and profits from prior years. In such situations, the amount by which the Acquiring Fund’s total distributions exceed its net investment income and net capital gains generally will be treated as a tax-free return of capital reducing the amount of a shareholder’s tax basis in such shareholder’s shares, with any amounts exceeding such basis treated as gain from the sale of shares.
     Various factors will affect the level of the Acquiring Fund’s net investment income, such as the rate at which dividends are payable on outstanding VMTP Shares, the Acquiring Fund’s asset mix, its level of retained earnings, the amount of leverage utilized by it and the effects thereof and the movement of interest rates for municipal bonds. These factors, among others, may result in the Acquiring Fund’s level of net investment income being different from the level of net investment income for IIC and IQC if the Mergers were not completed. To permit the Acquiring Fund to maintain more stable monthly distributions, it may from time to time distribute less than the entire amount earned in a particular period. The income would be available to supplement future distributions. As a result, the distributions paid by the Acquiring Fund for any particular month may be more or less than the amount actually earned by the Fund during that month. Undistributed earnings will add to the Acquiring Fund’s net asset value and, correspondingly, distributions from undistributed earnings and from capital, if any, will deduct from the Fund’s net asset value. Although it does not now intend to do so, the Board may change the Acquiring Fund’s dividend policy and the amount or timing of the distributions based on a number of factors, including the amount of the Fund’s undistributed net investment income and historical and projected investment income and the amount of the expenses and dividend rates on the outstanding VMTP Shares.
     Dividends and Distributions from ICS. ICS declares and pays dividends of net investment income, if any, monthly, and capital gains distributions, if any, at least annually. ICS may also declare and pay capital gains distributions more than once per year as permitted by law. ICS Common Shareholders who own certificated shares will not receive their Acquiring Fund Common Shares or any dividend payments from the Acquiring Fund until their certificates are tendered. ICS Common Shareholders will, shortly after the closing of their Fund’s Merger, receive instructions on how to tender any outstanding share certificates.
     Provisions for Delaying or Preventing Changes in Control. Each Fund’s governing documents contain provisions designed to prevent or delay changes in control of that Fund. As of the time of the Mergers, each Fund’s governing documents will provide that such Fund’s Board of Trustees may cause the Fund to merge or consolidate with or into other entities; cause the Fund to sell, convey and transfer all or substantially all of the assets of the Fund; cause the Fund to convert to a different type of entity; or cause the Fund to convert from a closed-end fund to an open-end fund, each only so long as such action has previously received the approval of either (i) the Board, followed by the affirmative vote of the holders of not less than 75% of the outstanding shares entitled to vote; or (ii) the affirmative vote of at least two thirds (66 2/3%) of the Board and an affirmative Majority Shareholder Vote (which generally means the vote of “a majority of the outstanding voting securities” as defined in the 1940 Act of the Fund, with each class and series of shares voting together as a single class, except to the extent otherwise required by the 1940 Act). Under each Fund’s governing documents that will be applicable as of the time of the Merger, shareholders will have no right to call special meetings of shareholders or to remove Trustees. In addition, each Fund’s Board is divided into three classes, each of which stands for election only once in three years. As a result of this system, only those Trustees in one class may be changed in any one year, and it would require two years or more to change a majority of the Trustees.
Portfolio Turnover
     The Funds’ historical portfolio turnover rates are similar. Because the Funds have similar investment policies, management does not expect to dispose of a material amount of portfolio securities of any Fund in connection with the Mergers. No securities of the Target Funds need be sold in order for the Acquiring Fund to comply with its investment restrictions or policies. The Funds will continue to buy and sell securities in the normal course of their operations.

Terms and Conditions of the Mergers
     The terms and conditions under which a Merger may be consummated are set forth in the Merger Agreement. Significant provisions of the Merger Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Merger Agreement, a form of which is attached as Exhibit D.
     In each Merger, a Target Fund will merge with and into the Acquiring Fund pursuant to the Merger Agreement and in accordance with the Delaware Statutory Trust Act. As a result of each Merger, all of the assets and liabilities of the merging Target Fund will become assets and liabilities of the Acquiring Fund, and the Target Fund’s shareholders will become shareholders of the Acquiring Fund.
     Under the terms of the Merger Agreement, the Acquiring Fund will issue new Acquiring Fund Common Shares in exchange for Target Fund Common Shares. The number of Acquiring Fund Common Shares issued will be based on the relative NAVs and shares outstanding of the Acquiring Fund and the applicable Target Fund as of the business day immediately preceding the Merger’s closing date. All Acquiring Fund Common Shares issued pursuant to the Merger Agreement will be fully paid and non-assessable, and will be listed for trading on the Exchanges. The terms of the Acquiring Fund Common Shares to be issued in each Merger will be identical to the terms of the Acquiring Fund Common Shares already outstanding.
     Under the terms of the Merger Agreement, the Acquiring Fund will also issue new Acquiring Fund VMTP Shares in exchange for VMTP Shares of IIC and IQC. The number of additional Acquiring Fund VMTP Shares issued for the Mergers with IIC and IQC will equal the number of outstanding VMTP Shares of IIC and IQC, and such Acquiring Fund VMTP Shares will have liquidation preferences, rights, and privileges substantially identical to those of the then outstanding VMTP Shares for the merging Target Fund.
     Prior to the closing of each Merger, each Target Fund will declare to its Common Shareholders one or more dividends, and the Acquiring Fund may, but is not required to, declare to its Common Shareholders a dividend, payable at or near the time of closing to their respective shareholders to the extent necessary to avoid entity level tax or as otherwise deemed desirable. Such distributions, if made, are anticipated to be made in the 2012 calendar year and, to the extent a distribution is not an “exempt-interest dividend” (as defined in the Code), the distribution may be taxable to shareholders in such year for federal income tax purposes. It is anticipated that Fund distributions will be primarily dividends that are exempt from regular federal income tax, although a portion of such dividends may be taxable to shareholders as ordinary income or capital gains. To the extent the distribution is attributable to ordinary income or capital gains, such ordinary income and capital gains will be allocated to Common Shareholders and VMTP Shareholders in accordance with each class’s proportionate share of the total dividends paid by the Fund during the year. In certain circumstances, each of IIC, IQC and the Acquiring Fund will make additional payments to VMTP Shareholders to offset the tax effects of such taxable distributions.
     If shareholders approve the Mergers and if all of the closing conditions set forth in the Merger Agreement are satisfied or waived, including the condition that each Fund complete its Redomestication (Proposal 1), consummation of the Mergers (the “Closing”) is expected to occur in the third quarter of 2012 on a date mutually agreed upon by the Funds (the “Closing Date”).
     Each Fund will be required to make representations and warranties in the Merger Agreement that are customary in matters such as the Mergers.
     If shareholders of a Fund do not approve a Merger or if a Merger does not otherwise close, the Board will consider what additional action to take, including allowing the Fund to continue operating as it currently does. The Merger Agreement may be terminated and the Merger may be abandoned at any time by mutual agreement of the parties. The Merger Agreement may be amended or modified in a writing signed by the parties.
Additional Information About the Funds
     As of the time of the Mergers, each Fund will be a newly organized Delaware statutory trust, as discussed in Proposal 1. Each Fund is registered under the 1940 Act as a diversified, closed-end management investment company. “Diversified” means that the Fund is limited in the amount it can invest in a single issuer. A closed-end fund (unlike an “open-end” or “mutual” fund) does not continuously sell and redeem its shares; in the case of the

Funds, Common Shares are bought and sold on the Exchanges. A “management” investment company is managed by an investment adviser – the Adviser in the case of the Funds – that buys and sells portfolio securities on behalf of the investment company.
Federal Income Tax Matters Associated with Investment in the Funds
     The following information is meant as a general summary of certain federal income tax matters for U.S. shareholders. Investors should rely on their own tax advisor for advice about the particular federal, state and local tax consequences to them of investing in the Funds (for purposes of this section, the “Fund”).
     The Fund has elected to be treated and intends to qualify each year (including the taxable year in which the Merger occurs) as a regulated investment company (“RIC”) under Subchapter M of the Code. In order to qualify as a RIC, the Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Fund is not expected to be subject to federal income tax on the income and gains it distributes to its shareholders. If, for any taxable year, the Fund does not qualify for taxation as a RIC, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed. In lieu of losing its status as a RIC, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification test or income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect, for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010.
     The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its taxable ordinary income for that year, and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid or minimize the application of this excise tax.
     The Fund primarily invests in municipal securities. Thus, substantially all of the Fund’s dividends paid to you from net investment income should qualify as “exempt-interest dividends.” A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular federal income tax. Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state’s personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.
     Federal income tax law imposes an alternative minimum tax with respect to corporations, individuals, trusts and estates. Interest on certain municipal obligations, such as certain private activity bonds, is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that the Fund receives income from such municipal obligations, a portion of the dividends paid by the Fund, although exempt from regular federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. The Fund will annually provide a report indicating the percentage of the Fund’s income attributable to municipal obligations subject to the federal alternative minimum tax. Corporations are subject to special rules in calculating their federal alternative minimum taxable income with respect to interest from such municipal obligations.
     In addition to exempt-interest dividends, the Fund may also distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income (which may include short-term capital gains). These distributions may be subject to federal, state and local taxation, depending on a shareholder’s situation. If so, they are taxable whether or not such distributions are reinvested. Net capital gain distributions (the excess of net long-term capital gain over net short-term capital loss) are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held its shares. Long-term capital gains are currently taxable to noncorporate shareholders at a maximum federal income tax rate of 15%. Absent further legislation, the maximum 15% rate on long-term capital gains will cease to apply to taxable years beginning after December 31, 2012. The

Fund does not expect that any part of its distributions to shareholders from its investments will qualify for the dividends-received deduction available to corporate shareholders or as “qualified dividend income” available to noncorporate shareholders.
     Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of the shareholder’s tax basis in its shares and will reduce such basis. Any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.
     As a RIC, the Fund will not be subject to federal income tax in any taxable year on the income and gains it distributes to shareholders provided that it meets certain distribution requirements. The Fund may retain for investment some (or all) of its net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any; and (iii) may claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.
     The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as exempt interest, ordinary income and capital gains). Accordingly, the Fund designates dividends made with respect to the Common Shares and, if applicable, the VMTP Shares as consisting of particular types of income (e.g., exempt interest, net capital gain and ordinary income) in accordance with each class’s proportionate share of the total dividends paid by the Fund during the year. A class’s proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the regulated investment company to such class.
     Dividends declared by the Fund to shareholders of record in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.
     At the time of an investor’s purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or to undistributed ordinary income or capital gains of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation, income or gains may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment.
     Each shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions.
     The redemption, sale or exchange of shares normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. Long-term capital gains are currently taxable to noncorporate shareholders at a maximum federal income tax rate of 15%. As noted above, absent further legislation, the maximum 15% rate on long-term capital gains will cease to apply to taxable years beginning after December 31, 2012. Any loss on the sale of shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares. Any loss realized on a sale or exchange of shares of a Fund will be disallowed to the extent those shares of the Fund are replaced by other substantially identical shares of the Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.

     Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or of certain greater amounts over a combination of years), generally the shareholder must file with the IRS a disclosure statement on Form 8886.
     Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on otherwise-taxable Fund dividends or distributions, or on sales or exchanges of Fund shares unless the Fund shares are “debt-financed property” within the meaning of the Code.
     Any interest on indebtedness incurred or continued to purchase or carry the Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under certain applicable rules, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of the shares. In addition, if you receive Social Security or certain railroad retirement benefits, you may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the Fund.
     Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC.
     If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify as a RIC and to avoid federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.
     The Fund may hold or acquire municipal obligations that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount.
     By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid, including exempt interest dividends (for distributions and proceeds paid after December 31, 2012, the rate is scheduled to rise to 31% unless the 28% rate is extended or made permanent).
     For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
     The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., generally, U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold their shares as capital assets. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, other regulated investment companies, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or any lower applicable treaty rate on amounts treated as ordinary dividends from the Fund, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits and U.S. estate tax. Shareholders should consult their own tax advisors on these matters and on state, local, foreign and other applicable tax laws.
     Under recently enacted legislation and administrative guidance, the relevant withholding agent may be required to withhold 30% of any (a) income dividends paid after December 31, 2013 and (b) certain capital gains distributions and the proceeds of a sale of shares paid after December 31, 2014 to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose certain of its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements.
State Income Tax Matters Associated with Investment in the Funds
     Shareholders of the Fund may exclude any exempt interest dividends paid to you by the Fund from your California taxable income for purposes of the California personal income tax if:
•	the Fund qualifies as a regulated investment company under the Code and at the close of each quarter of its taxable year, at least 50 percent of the value of its total assets consists of obligations the interest on which is exempt from taxation by the State of California when held by an individual;

•	the dividends are derived from interest on obligations of the State of California and its political subdivisions or qualifying obligations of U.S. territories and possessions that are exempt from state taxation under federal law;

•	the dividends paid do not exceed the amount of interest (minus certain non-deductible expenses) the Fund receives, during its taxable year, on obligations that, when held by an individual, pay interest exempt from taxation by California; and

•	the Fund properly identifies the dividends as California exempt interest dividends in a written notice mailed to the investor.
     Any distributions of net short-term and long-term capital gain earned by the Fund and any gain from the sale of shares of the Fund by a shareholder are included in a shareholder’s taxable income for purposes of the California personal income tax. Residents of California may be subject to backup withholding at 7% on the proceeds from the sale of Fund shares.
     Distributions from the Fund, including exempt-interest dividends, may be taxable to shareholders that are subject to certain provisions of the California Corporation Tax Law.
Board Considerations in Approving the Mergers
     On June 1, 2010, Invesco acquired the retail fund management business of Morgan Stanley, which included 32 Morgan Stanley and Van Kampen branded closed-end funds. This transaction filled gaps in Invesco’s product line and has enabled Invesco to expand its investment offerings to retail customers. The transaction also resulted in product overlap. The Mergers proposed in this Proxy Statement are part of a larger group of mergers across Invesco’s fund platform that began in early 2011. The larger group of mergers is designed to put forth Invesco’s most compelling investment processes and strategies, reduce product overlap and create scale in the resulting funds.
Considerations of the Board of the Acquiring Fund
     The Board of the Acquiring Fund (the “Acquiring Fund Board”) considered the Mergers over a series of meetings. The Nominating Committee of the Acquiring Fund Board, which consists solely of trustees who are not “interested persons,” as that term is defined in the 1940 Act, of the Acquiring Fund (the “Independent Trustees”), met on November 1, 2011 to consider the Mergers and to assist the Acquiring Fund Board in its consideration of the Mergers. The Nominating Committee considered presentations from the Adviser on the proposed Mergers and identified to the Adviser certain supplemental information to be prepared in connection with the presentation of the proposed Mergers to the full Acquiring Fund Board. Prior to the November 15, 2011 meeting of the full Acquiring Fund Board, the Acquiring Fund Board met in executive session with the Nominating Committee to discuss the Committee’s consideration and review of the proposed Mergers. The full Acquiring Fund Board met twice, on November 15, 2011 and November 28, 2011, to review and consider the Mergers. The Acquiring Fund Board requested and received from the Adviser written materials containing relevant information about the Funds and the proposed Mergers, including fee and expense information on an actual and pro forma estimated basis, and comparative portfolio composition and performance data.
     The Acquiring Fund Board reviewed, among other information they deemed relevant, information comparing the following for each Fund on a current and pro forma basis: (1) investment objective, policies and restrictions; (2) portfolio management; (3) portfolio composition; (4) comparative short-term and long-term investment performance and distribution yields; (5) expense ratios and expense structures, including contractual investment advisory fees and fee waiver agreements; (6) expected federal income tax consequences to the Funds, including any impact on capital loss carry forwards; (7) relative asset size; (8) trading information such as trading premiums/discounts for the Funds’ Common Shares; and (9) use of leverage and outstanding VMTP Shares. The Acquiring Fund Board discussed with the Adviser the Adviser’s process for selecting and analyzing the Funds that had been proposed to participate in the Mergers and possible alternatives to the Mergers, including liquidation and maintaining stand alone funds, among other alternatives. The Acquiring Fund Board also discussed with the Adviser the Mergers in the context of the larger group of completed and proposed reorganizations of funds in the fund complex, which were designed to rationalize the Invesco funds to seek to enhance visibility in the market place.
     The potential benefits to the Acquiring Fund of the Mergers considered by the Acquiring Fund Board, included (1) potential benefits resulting from the larger size of the combined fund, including the potential for (i) increased attention from the investment community, (ii) increased trading volume and tighter spreads and improved premium/discount levels for the combined fund’s Common Shares, (iii) improved purchasing power and more efficient transaction costs, and (iv) increased diversification of portfolio investments; (2) maintaining consistent portfolio management teams, processes and investment objectives and (3) reducing market confusion caused by similar product offerings.
     The Acquiring Fund Board also considered the anticipated economic effects of the Mergers on the combined fund’s fees and expenses, earnings, distribution rates, undistributed net investment company income and market price of Common Shares. The Board considered that (1) the Acquiring Fund’s management fee schedule will apply to the combined fund and, due to the larger size of the combined fund, the Mergers are anticipated to result in the combined fund having a lower total expense ratio that the Acquiring Fund; (2) the investment objective, strategies and related risks of the Target Fund and the Acquiring Fund are substantially the same; (3) the Funds have the same portfolio management teams; (4) shareholders would become shareholders of the larger combined fund; and (5) the allocation of expenses of the Mergers, including the Adviser’s paying all of the Merger costs. The Acquiring Fund Board also considered the expected tax free nature of the Mergers for each Fund and its shareholders for federal income tax purposes.
     Based upon the information and considerations summarized above, the Acquiring Fund Board concluded that each Merger is in the best interests of the Acquiring Fund and the shareholders of the Acquiring Fund and that no dilution of net asset value would result to the shareholders of the Acquiring Fund from each Merger. Consequently, on November 28, 2011, the Acquiring Fund Board, including the Independent Trustees voting separately, unanimously approved the Merger Agreement and each Merger and unanimously recommended that the shareholders of Acquiring Fund vote in favor of each Merger.
Considerations of the Board of each of the Target Funds
     Each Target Fund’s Board created an ad hoc committee (the “Ad Hoc Merger Committee”) to consider each Merger and to assist each Target Fund Board in its consideration of such Merger. The Ad Hoc Merger Committee met separately two times, on October 17, 2011 and November 18, 2011 to discuss each proposed Merger. Two separate meetings of each Target Fund’s Board were also held to review and consider each Merger, including presentations by the Ad Hoc Merger Committee on its deliberations and, ultimately, recommendations. The trustees who are not “interested persons,” as that term is defined in the 1940 Act, of the Target Funds (the “Independent Trustees”) held a separate meeting in conjunction with the November 29-30, 2011 meeting of the full

Target Fund Boards to consider these matters. The Independent Trustees have been advised on this matter by independent legal counsel to the Independent Trustees. The Target Fund Boards requested and received from the Adviser written materials containing relevant information about the Target Funds and the proposed Mergers, including fee and expense information on an actual and pro forma estimated basis, and comparative portfolio composition and performance data.
     The Target Fund Boards reviewed, among other information they deemed relevant, information comparing the following for each Target Fund: (1) investment objective, policies and restrictions; (2) portfolio management; (3) portfolio composition; (4) comparative short-term and long-term investment performance and distribution yields; (5) current expense ratios and expense structures, including contractual investment advisory fees on a net asset basis and on a managed assets basis; (6) expected federal income tax consequences to the Funds, including any impact on capital loss carry forwards; (7) relative asset size; and (8) trading information such as trading premiums/discounts and bid/ask spreads.
     The Target Fund Boards considered the benefits to each Target Fund of (i) combining with a similar fund to create a larger fund, (ii) the Adviser’s paying all of the Merger costs, and (iii) the expected tax free nature of the Merger for each Target Fund and its shareholders for federal income tax purposes. The Target Fund Boards also considered that the potential benefits to the Target Funds of the Mergers might include (1) benefits resulting from the larger size of the combined fund, including the potential for (i) increased attention from the investment community, (ii) increased trading volume and tighter spreads and improved premium/discount levels for the combined fund’s Common Shares, (iii) improved purchasing power and more efficient transaction costs, and (iv) increased diversification of portfolio investments; (2) maintaining consistent portfolio management teams, processes and investment objectives; and (3) reducing market confusion caused by similar product offerings. In addition, each Target Fund’s Board considered the Acquiring Fund’s higher contractual advisory fee rate in light of the benefits of retaining the Adviser as the Acquiring Fund’s investment adviser, the feasibility of the Adviser’s continued service to the Target Funds at current fee levels, the services provided, and those expected to be provided, to the Acquiring Fund by the Adviser, and the terms and conditions of the Acquiring Fund’s advisory agreement.
     After considering the foregoing, the Board of each Target Fund noted that:
•	the combined fund on a pro forma basis had a more than 0.50% higher Common Share distribution yield (as a percentage of net asset value) than each Target Fund, even after giving effect to the higher management fees and total expense ratio that will apply to the combined fund before and after the expiration of fee waivers;

•	as of July 31, 2011, the Acquiring Fund’s Common Shares had traded at an average premium of 3.0% to its net asset value over the preceding 52 week period and, over the same period, the Target Funds’ Common Shares had traded at average discounts of -6.6% (IIC),
-7.15% (IQC) and -8.48% (ICS);

•	as of July 31, 2011, the Acquiring Fund’s Common Shares had traded at an average discount of -2.2% to its net asset value for the preceding month and, over the same period, the Target Funds’ Common Shares had traded at average discounts of -10.20% (IIC), -8.9% (IQC) and -10.10% (ICS);

•	the average daily trading volume for the Acquiring Fund’s Common Shares was approximately twice the highest average daily trading volumes of the Target Funds’ Common shares; and

•	as of July 31, 2011, the Acquiring Fund owned 192 different municipal bonds and the Target Funds owned 122 (IIC), 109 (IQC) and 97 (ICS), which means that the combined fund would provide shareholders with a more diverse investment portfolio.
     The Target Fund Boards also considered the Mergers in the context of the larger group of mergers, which were designed to rationalize the Invesco funds in a way that can enhance visibility in the market place. The Target Fund Boards discussed with the Adviser the possible alternatives to the Mergers, including liquidation and maintaining the status quo, among other alternatives.
     The Target Fund Boards further considered that (i) the investment objective, strategies and related risks of each Target Fund and the Acquiring Fund are substantially the same; (ii) the Funds have the same portfolio management team; (iii) shareholders would become shareholders of a single larger Fund; and (iv) the Adviser’s representation that, because of the similarity between the Funds’ investment objectives and strategies, the costs associated with repositioning each Target Fund’s investment portfolio in connection with a Merger would be minimal. The Target Fund Boards also considered that the impact to Target Fund shareholders of the Acquiring

Fund’s significantly higher advisory fee rate would be mitigated by the Adviser’s agreement to limit the Acquiring Fund’s total expenses if a Merger is completed, as disclosed above on a pro forma basis, through at least two years from the closing date of the Mergers.
     Based upon the information and considerations described above, the Target Fund Boards unanimously concluded that the Mergers are in the best interests of the Target Funds and that no dilution of net asset value would result to the shareholders of the Target Funds from the Mergers. Consequently, the Target Fund Boards unanimously approved the Merger Agreement and each Merger on November 29, 2011.
     The discussion above summarizes certain information regarding the Funds considered by the Boards of the Acquiring Fund and the Target Funds, respectively, which was accurate as of the time of the Boards’ consideration of the Mergers. There can be no assurance that the information considered by the Boards, including with respect to the Funds’ trading at a premium or discount, remains accurate as of the date hereof or at the closing of the Mergers.
Federal Income Tax Considerations of the Mergers
     The following is a general summary of the material U.S. federal income tax considerations of the Mergers and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change. These considerations are general in nature and individual shareholders should consult their own tax advisors as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-deferred account.
     Each Merger is intended to be a tax-free reorganization pursuant to Section 368(a) of the Code. As described above, the Mergers will occur following the Redomestication of each Target Fund and the Acquiring Fund. The principal federal income tax considerations that are expected to result from the Merger of each Target Fund into the Acquiring Fund are as follows:
•	no gain or loss will be recognized by the Target Fund or the shareholders of the Target Fund as a result of the Merger;

•	no gain or loss will be recognized by the Acquiring Fund as a result of the Merger;

•	the aggregate tax basis of the shares of the Acquiring Fund to be received by a shareholder of the Target Fund will be the same as the shareholder’s aggregate tax basis of the shares of the Target Fund; and

•	the holding period of the shares of the Acquiring Fund received by a shareholder of the Target Fund will include the period that a shareholder held the shares of the Target Fund (provided that such shares of the Target Fund are capital assets in the hands of such shareholder as of the Closing).
     Neither the Target Funds nor the Acquiring Fund have requested or will request an advance ruling from the IRS as to the federal tax consequences of the Mergers. As a condition to Closing, Stradley Ronon Stevens & Young, LLP will render a favorable opinion to each Target Fund and the Acquiring Fund as to the foregoing federal income tax consequences of each Merger, which opinion will be conditioned upon, among other things, the accuracy, as of the Closing Date, of certain representations of each Target Fund and the Acquiring Fund upon which Stradley Ronon Stevens & Young, LLP will rely in rendering its opinion. Such opinion of counsel may state that no opinion is expressed as to the effect of the Mergers on the Target Funds, the Acquiring Fund, or any Target Fund shareholder with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. A copy of the opinion will be filed with the SEC and will be available for public inspection. See “Where to Find Additional Information.” In addition, Skadden, Arps, Slate, Meagher & Flom LLP will deliver an opinion to IIC, IQC and the Acquiring Fund, subject to certain representations, assumptions and conditions, to the effect that the Acquiring Fund VMTP Shares received in the Mergers by holders of VMTP Shares of IIC or IQC will qualify as equity in the Acquiring Fund for federal income tax purposes.
     Opinions of counsel are not binding upon the IRS or the courts. If a Merger is consummated but the IRS or the courts determine that the Merger does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives. The failure of one Merger to qualify as a tax-free reorganization would not adversely affect any other Merger.

     Prior to the closing of each Merger, each Target Fund will declare to its Common Shareholders one or more dividends, and the Acquiring Fund may, but is not required to, declare to its Common Shareholders a dividend, payable at or near the time of closing to their respective shareholders to the extent necessary to avoid entity level tax or as otherwise deemed desirable. Such distributions, if made, are anticipated to be made in the 2012 calendar year and, to the extent a distribution is not an “exempt-interest dividend” (as defined in the Code), the distribution may be taxable to shareholders in such year for federal income tax purposes. It is anticipated that Fund distributions will be primarily dividends that are exempt from regular federal income tax, although a portion of such dividends may be taxable to shareholders as ordinary income or capital gains. To the extent the distribution is attributable to ordinary income or capital gains, such ordinary income and capital gains will be allocated to Common Shareholders and VMTP Shareholders in accordance with each class’s proportionate share of the total dividends paid by the Fund during the year. In certain circumstances, each of IIC, IQC and the Acquiring Fund will make additional payments to VMTP Shareholders to offset the tax effects of such taxable distributions.
     Each Fund may invest all or a substantial portion of its total assets in municipal securities that may subject certain investors to the federal alternative minimum tax (“AMT bonds”) and, therefore, a substantial portion of the income produced by each Fund may be taxable for such investors under the federal alternative minimum tax. If the Acquiring Fund following the Mergers has a greater portion of its portfolio investments in AMT bonds than a Target Fund, a greater portion of the dividends paid by the Acquiring Fund to shareholders of the Target Fund, post-Closing, may be taxable under the federal alternative minimum tax. However, the portion of a Fund’s total assets invested in AMT Bonds on the Closing Date or in the future and the portion of income subject to federal alternative minimum tax cannot be known in advance. See the Schedule of Investments available in each Fund’s Annual Report for the portion of a Fund’s total assets that are invested in AMT Bonds at February 29, 2012.
     The tax attributes, including capital loss carryovers, of the Target Funds move to the Acquiring Fund in the Mergers. The capital loss carryovers of the Target Funds and the Acquiring Fund are available to offset future gains recognized by the combined Fund, subject to limitations under the Code. Where these limitations apply, all or a portion of a Fund’s capital loss carryovers may become unavailable, the effect of which may be to accelerate the recognition of taxable gain to the combined Fund and its shareholders post-Closing. First, the capital loss carryovers of each Fund that experiences a more than 50% ownership change in a Merger (e.g., in a reorganization of two Funds, the smaller Fund), increased by any current year loss or decreased by any current year gain, together with any net unrealized depreciation in the value of its portfolio investments (collectively, its “aggregate capital loss carryovers”), are expected to become subject to an annual limitation. Losses in excess of that limitation may be carried forward to succeeding tax years, subject, in the case of net capital losses that arise in taxable years beginning on or before December 22, 2010 as discussed below, to an overall eight-year carryover period. The annual limitation will generally equal the net asset value of a Fund on the Closing Date multiplied by the “long-term tax-exempt rate” published by the IRS. In the case of a Fund with net unrealized built-in gains at the time of Closing of a Merger (i.e., unrealized appreciation in value of the Fund’s investments), the annual limitation for a taxable year will be increased by the amount of such built-in gains that are recognized in the taxable year. Second, if a Fund has built-in gains at the time of Closing that are realized by the combined Fund in the five-year period following a Merger, such built-in gains, when realized, may not be offset by the losses (including any capital loss carryovers and “built in losses”) of another Fund. Third, the capital losses of a Target Fund that may be used by the Acquiring Fund (including to offset any “built-in gains” of a Target Fund itself) for the first taxable year ending after the Closing Date will be limited to an amount equal to the capital gain net income of the Acquiring Fund for such taxable year (excluding capital loss carryovers) treated as realized post-Closing based on the number of days remaining in such year. Fourth, a Merger may result in an earlier expiration of a Fund’s capital loss carryovers because a Merger may cause a Target Fund’s tax year to close early in the year of the Merger.
     The Regulated Investment Company Modernization Act of 2010 eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date (December 22, 2010) for regulated investment companies regardless of whether such regulated investment company is a party to a reorganization. Consequently, these capital losses can be carried forward indefinitely. However, capital losses incurred in pre-enactment taxable years may not be used to offset capital gains until all net capital losses arising in post-enactment taxable years have been utilized. As a result, some net capital loss carryovers incurred in pre-enactment taxable years which otherwise would have been utilized under prior law may expire.

     The aggregate capital loss carryovers of the Funds and the approximate annual limitation on the use by the Acquiring Fund, post-Closing, of each Fund’s aggregate capital loss carryovers following the Mergers are as follows:

	IIC	IQC	ICS	VCV
	(Target Fund)	(Target Fund)	(Target Fund)	(Acquiring Fund)
	(000,000s)	(000,000s)	(000,000s)	(000,000s)
	at 2/29/2012	at 2/29/2012	at 2/29/2012	at 2/29/2012
Aggregate Capital Loss Carryovers on a Tax Basis	$(2.3)	$(12.9)	$(0.5)	$(71.8)
Unrealized Net Appreciation (Depreciation) in Investments on a Tax Basis	$16.2	$12.8	$4.3	$29.3
Aggregate Net Asset Value	$167.3	$129.1	$52.7	$293.0
Approximate Annual Limitation (1)	$5.5	$4.2	$1.7	$9.6

(1)	Based on the long-term tax-exempt rate for ownership changes during May 2012 of 3.26%.
     Based upon each Target Fund’s capital loss position at February 29, 2012, the annual limitations on the use of each Target Fund’s aggregate capital loss carryovers may not prevent the combined Fund from utilizing such losses, albeit over a period of time. Based upon the Acquiring Fund’s capital loss position at February 29, 2012, the annual limitation on the use of the Acquiring Fund’s aggregate capital loss carryovers will likely limit the use of such losses by the Acquiring Fund, post-Closing, to offset capital gains, if any, it realizes. The effect of these annual limitations may be to cause the combined Fund, post-Closing, to distribute more capital gains in a taxable year than might otherwise have been the case if no such limitation had applied. The ability of the Acquiring Fund to absorb its own aggregate capital loss carryovers and those of the Target Funds post-Closing depends upon a variety of factors that cannot be known in advance. For more information with respect to each Fund’s capital loss carryovers, please refer to the Fund’s shareholder report.
     Shareholders of a Target Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Merger when such income and gains are eventually distributed by the Acquiring Fund. As a result, shareholders of a Target Fund may receive a greater amount of taxable distributions than they would have had the Merger not occurred. In addition, if the Acquiring Fund following the Mergers has proportionately greater unrealized appreciation in its portfolio investments as a percentage of its net asset value than a Target Fund, shareholders of the Target Fund, post-Closing, may receive greater amounts of taxable gain as such portfolio investments are sold than they otherwise might have if the Mergers had not occurred. At February 29, 2012, the unrealized appreciation (depreciation) in value of the portfolio investments of each Target Fund on a tax basis as a percentage of its net asset value is 10% for IIC, 10% for IQC, and 8% for ICS, compared to that of the Acquiring Fund of 10%, and 10% on a combined basis.
     After the Mergers, shareholders will continue to be responsible for tracking the adjusted tax basis and holding period of their shares for federal income tax purposes.
Tax Treatment of the VMTP Shares of the Acquiring Fund
     The Acquiring Fund expects that the VMTP Shares issued by the Acquiring Fund in a Merger in exchange for VMTP Shares of IIC or IQC will be treated as equity of the Acquiring Fund for U.S. federal income tax purposes. Each of IIC, IQC and the Acquiring Fund has received a private letter ruling from the IRS to the effect that VMTP Shares issued by it prior to its Redomestication and Merger will be treated as equity of such Fund for U.S. federal income tax purposes. Skadden, Arps, Slate, Meagher & Flom LLP (“Special VMTP Federal Income Tax Counsel”) is of the opinion that, and as a condition to the closing of the Mergers will deliver to the IIC, IQC and the Acquiring Fund an opinion that, the VMTP Shares issued by the Acquiring Fund in a Merger in exchange for VMTP Shares of IIC or IQC will be treated as equity of the Acquiring Fund for U.S. federal income tax purposes. An opinion of counsel is not binding on the IRS or any court. Thus, no assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to Special VMTP Federal Income Tax Counsel’s opinion.

     The discussion herein assumes that the VMTP Shares issued by the Acquiring Fund in a Merger in exchange for VMTP Shares of IIC or IQC will be treated as equity of the Acquiring Fund for U.S. federal income tax purposes.
Where to Find More Information
     The SAI and each Fund’s shareholder reports contain further information on the Funds, including their investment policies, strategies and risks.
THE BOARDS UNANIMOUSLY RECOMMEND THAT YOU VOTE “FOR” THE APPROVAL OF PROPOSAL 2.
PROPOSAL 3: ELECTION OF TRUSTEES BY THE TARGET FUNDS
     At the Meeting, VMTP Shareholders and Common Shareholders of the Target Funds, voting together as a single class, will vote on the election of the following six nominees for election as Trustees: James T. Bunch, Bruce L. Crockett, Rodney F. Dammeyer, Jack M. Fields, Martin L. Flanagan and Carl Frischling. All nominees have consented to being named in this Proxy Statement and have agreed to serve if elected.
     The group of Trustees standing for election in any given year is the same for each Target Fund. The following table indicates the Trustees in each such group and the period for which each group currently serves:

Group I*	Group II**	Group III***
Albert R. Dowden	David C. Arch	James T. Bunch
Prema Mathai-Davis	Frank S. Bayley	Bruce L. Crockett
Hugo F. Sonnenschein	Larry Soll	Rodney F. Dammeyer
Raymond Stickel, Jr.	Philip A. Taylor	Jack M. Fields
	Wayne W. Whalen	Martin L. Flanagan
Carl Frischling

*	Currently serving until the year 2013 Annual Meeting or until their successors have been duly elected and qualified.

**	Currently serving until the year 2014 Annual Meeting or until their successors have been duly elected and qualified.

***	If elected, to serve until the year 2015 Annual Meeting or until their successors have been duly elected and qualified.
     If elected, each nominee will serve until the later of the Target Funds’ annual meeting of shareholders in 2015 or until his or her successor has been duly elected and qualified, or his or her earlier retirement, resignation or removal. As in the past, only one class of Trustees is being submitted to shareholders of each Target Fund for election at the Meeting. The Declaration of Trust of each Target Fund provides that the Board shall be divided into three classes, which must be as nearly equal in number as possible. For each Target Fund, the Trustees of only one class are elected at each annual meeting, so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three-year period. This type of classification may prevent replacement of a majority of Trustees of a Target Fund for up to a two-year period. The foregoing is subject to the provisions of the 1940 Act, applicable state law, each Target Fund’s Declaration of Trust, and each Target Fund’s bylaws.
     Prema Mathai-Davis and Frank S. Bayley, who are not part of the group of Trustees standing for election at the Meeting, have been designated to be elected solely by the holders of the VMTP Shares of the applicable Fund.
     Common Shares of each Fund are also expected to vote on the election of the Trustee nominees and their votes will be counted together as a single class with the VMTP Shares.
     The business and affairs of the Target Funds are managed under the direction of their Boards of Trustees. Below is information on the Trustees’ qualifications and experience.

Interested Trustees.
     Martin L. Flanagan. Mr. Flanagan is president and chief executive officer of Invesco Ltd., a position he has held since August 2005. He is also a member of the Board of Directors of Invesco Ltd. Mr. Flanagan joined Invesco Ltd. from Franklin Resources, Inc., where he was president and co-chief executive officer from January 2004 to July 2005. Previously he had been Franklin’s co-president from May 2003 to January 2004, chief operating officer and chief financial officer from November 1999 to May 2003, and senior vice president and chief financial officer from 1993 until November 1999. Mr. Flanagan served as director, executive vice president and chief operating officer of Templeton, Galbraith & Hansberger, Ltd. before its acquisition by Franklin in 1992. Before joining Templeton in 1983, he worked with Arthur Anderson & Co. Mr. Flanagan is a chartered financial analyst and a certified public accountant. He serves as vice chairman of the Investment Company Institute and is a member of the executive board at the SMU Cox School of Business. The Board believes that Mr. Flanagan’s long experience as an executive in the investment management area benefits the Target Funds.
     Philip A. Taylor. Mr. Taylor has been the head of Invesco’s North American retail business as Senior Managing Director since April 2006. He previously served as chief executive officer of Invesco Trimark Investments since January 2002. Mr. Taylor joined Invesco in 1999 as senior vice president of operations and client services and later became executive vice president and chief operating officer. Mr. Taylor was president of Canadian retail broker Investors Group Securities from 1994 to 1997 and managing partner of Meridian Securities, an execution and clearing broker, from 1989 to 1994. He held various management positions with Royal Trust, now part of Royal Bank of Canada, from 1982 to 1989. He began his career in consumer brand management in the U.S. and Canada with Richardson-Vicks, now part of Procter & Gamble. The Board believes that Mr. Taylor’s long experience in the investment management business benefits the Target Funds.
     Wayne W. Whalen. Mr. Whalen is Of Counsel and, prior to 2010, was a partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP. Mr. Whalen is a Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment company directors, Chairman and Director of the Abraham Lincoln Presidential Library Foundation and Director of the Stevenson Center for Democracy. From 1995 to 2010, Mr. Whalen served as Director and Trustee of investment companies in the Van Kampen Funds complex. The Board believes that Mr. Whalen’s experience as a law firm partner and his experience as a director of investment companies benefits the Target Funds.
Independent Trustees.
     David C. Arch. Formerly, Mr. Arch was the Chairman and Chief Executive Officer of Blistex, Inc., a consumer health care products manufacturer. Mr. Arch is a member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago and member of the Board of the Illinois Manufacturers’ Association. Mr. Arch is also a member of the Board of Visitors, Institute for the Humanities, University of Michigan. From 1984 to 2010, Mr. Arch served as Director or Trustee of investment companies in the Van Kampen Funds complex. The Board believes that Mr. Arch’s experience as the CEO of a public company and his experience with investment companies benefits the Target Funds.
     Frank S. Bayley. Mr. Bayley is a business consultant in San Francisco. He is Chairman and a Director of the C. D. Stimson Company, a private investment company in Seattle. Mr. Bayley serves as a Trustee of the Seattle Art Museum, a Trustee of San Francisco Performances, and a Trustee and Overseer of The Curtis Institute of Music in Philadelphia. He also serves on the East Asian Art Committee of the Philadelphia Museum of Art and the Visiting Committee for Art of Asia, Oceana and Africa of the Museum of Fine Arts, Boston. Mr. Bayley is a retired partner of the international law firm of Baker & McKenzie LLP, where his practice focused on business acquisitions and venture capital transactions. Prior to joining Baker & McKenzie LLP in 1986, he was a partner of the San Francisco law firm of Chickering & Gregory. He received his A.B. from Harvard College in 1961, his LL.B. from Harvard Law School in 1964, and his LL.M. from Boalt Hall at the University of California, Berkeley, in 1965. Mr. Bayley served as a Trustee of the Badgley Funds from inception in 1998 until dissolution in 2007. The Board believes that Mr. Bayley’s experience as a business consultant and a lawyer benefits the Target Funds.
     James T. Bunch. From 1988 to 2010, Mr. Bunch was Founding Partner of Green Manning & Bunch, Ltd., a leading investment banking firm located in Denver, Colorado. Green Manning & Bunch is a FINRA-registered investment bank specializing in mergers and acquisitions, private financing of middle-market companies and corporate finance advisory services. Immediately prior to forming Green Manning & Bunch, Mr. Bunch was

Executive Vice President, General Counsel, and a Director of Boettcher & Company, then the leading investment banking firm in the Rocky Mountain region. Mr. Bunch began his professional career as a practicing attorney. He joined the prominent Denver-based law firm of Davis Graham & Stubbs in 1970 and later rose to the position of Chairman and Managing Partner of the firm. At various other times during his career, Mr. Bunch has served as Chair of the NASD Business District Conduct Committee, and Chair of the Colorado Bar Association Ethics Committee. In June 2010, Mr. Bunch became the Managing Member of Grumman Hill Group LLC, a family office private equity investment manager. The Board believes that Mr. Bunch’s experience as an investment banker and investment management lawyer benefits the Target Funds.
     Bruce L. Crockett. Mr. Crockett has more than 30 years of experience in finance and general management in the banking, aerospace and telecommunications industries. From 1992 to 1996, he served as president, chief executive officer and a director of COMSAT Corporation, an international satellite and wireless telecommunications company. Mr. Crockett has also served, since 1996, as chairman of Crockett Technologies Associates, a strategic consulting firm that provides services to the information technology and communications industries. Mr. Crockett also serves on the Board of Directors of ACE Limited, a Zurich-based insurance company. He is a life trustee of the University of Rochester Board of Directors. The Board elected Mr. Crockett to serve as its Independent Chair because of his extensive experience in managing public companies and familiarity with investment companies.
     Rodney F. Dammeyer. Since 2001, Mr. Dammeyer has been Chairman of CAC, LLC, a private company offering capital investment and management advisory services. Previously, Mr. Dammeyer served as Managing Partner at Equity Group Corporate Investments; Chief Executive Officer of Anixter International; Senior Vice President and Chief Financial Officer of Household International, Inc.; and Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. Mr. Dammeyer was a Partner of Arthur Andersen & Co., an international accounting firm. Mr. Dammeyer currently serves as a Director of Quidel Corporation and Stericycle, Inc. Previously, Mr. Dammeyer served as a Trustee of The Scripps Research Institute; and a Director of Ventana Medical Systems, Inc.; GATX Corporation; TheraSense, Inc.; TeleTech Holdings Inc.; and Arris Group, Inc. From 1987 to 2010, Mr. Dammeyer served as Director or Trustee of investment companies in the Van Kampen Funds complex. The Board believes that Mr. Dammeyer’s experience in executive positions at a number of public companies, his accounting experience and his experience serving as a director of investment companies benefits the Target Funds.
     Albert R. Dowden. Mr. Dowden retired at the end of 1998 after a 24-year career with Volvo Group North America, Inc. and Volvo Cars of North America, Inc. Mr. Dowden joined Volvo as general counsel in 1974 and was promoted to increasingly senior positions until 1991 when he was appointed president, chief executive officer and director of Volvo Group North America and senior vice president of Swedish parent company AB Volvo. Since retiring, Mr. Dowden continues to serve on the board of the Reich & Tang Funds and also serves on the boards of Homeowners of America Insurance Company and its parent company, as well as Nature’s Sunshine Products, Inc. and The Boss Group. Mr. Dowden’s charitable endeavors currently focus on Boys & Girls Clubs where he has been active for many years, as well as several other not-for-profit organizations. Mr. Dowden began his career as an attorney with a major international law firm, Rogers & Wells (1967-1976), which is now Clifford Chance. The Board believes that Mr. Dowden’s extensive experience as a corporate executive benefits the Target Funds.
     Jack M. Fields. Mr. Fields served as a member of Congress, representing the 8th Congressional District of Texas from 1980 to 1997. As a member of Congress, Mr. Fields served as Chairman of the House Telecommunications and Finance Subcommittee, which has jurisdiction and oversight of the Federal Communications Commission and the Securities and Exchange Commission. Mr. Fields co-sponsored the National Securities Markets Improvements Act of 1996, and played a leadership role in enactment of the Private Securities Litigation Reform Act of 1995. Mr. Fields currently serves as Chief Executive Officer of the Twenty-First Century Group in Washington, D.C., a bipartisan Washington consulting firm specializing in Federal government affairs. Mr. Fields also serves as a Director of Insperity (formerly known as Administaff) (NYSE: ASF), a premier professional employer organization with clients nationwide. In addition, Mr. Fields sits on the Board of the Discovery Channel Global Education Fund, a nonprofit organization dedicated to providing educational resources to people in need around the world through the use of technology. The Board believes that Mr. Fields’ experience in the House of Representatives, especially concerning regulation of the securities markets, benefits the Target Funds.
     Carl Frischling. Mr. Frischling is senior partner of the Financial Services Group of Kramer Levin. He is a pioneer in the field of bank-related mutual funds and has counseled clients in developing and structuring comprehensive mutual fund complexes. Mr. Frischling also advises mutual funds and their independent trustees/directors on their fiduciary obligations under federal securities laws. Prior to his practicing law, he was chief administrative officer and general counsel of a large mutual fund complex that included a retail and institutional sales force, investment counseling and an internal transfer agent. During his ten years with the organization, he developed business expertise in a number of areas within the financial services complex. He served on the Investment Company Institute board and was involved in ongoing matters with all of the regulatory areas overseeing this industry. Mr. Frischling is a board member of the Mutual Fund Director’s Forum. He also serves as a Trustee of the Reich & Tang Funds, a registered investment company. Mr. Frischling serves as a Trustee of the Yorkville Youth Athletic Association and is a member of the Advisory Board of Columbia University Medical Center. The Board believes that Mr. Frischling’s experience as an investment management lawyer and his long involvement with investment companies benefits the Target Funds.
     Dr. Prema Mathai-Davis. Prior to her retirement in 2000, Dr. Mathai-Davis served as Chief Executive Officer of the YWCA of the USA. Prior to joining the YWCA, Dr. Mathai-Davis served as the Commissioner of the New York City Department for the Aging. She was a Commissioner of the New York Metropolitan Transportation Authority of New York, the largest regional transportation network in the U.S. Dr. Mathai-Davis also serves as a Trustee of the YWCA Retirement Fund, the first and oldest pension fund for women, and on the advisory board of the Johns Hopkins Bioethics Institute. Dr. Mathai-Davis was the president and chief executive officer of the Community Agency for Senior Citizens, a non-profit social service agency that she established in 1981. She also directed the Mt. Sinai School of Medicine-Hunter College Long-Term Care Gerontology Center, one of the first of its kind. The Board believes that Dr. Mathai-Davis extensive experience in running public and charitable institutions benefits the Target Funds.
     Dr. Larry Soll. Formerly, Dr. Soll was chairman of the board (1987 to 1994), chief executive officer (1982 to 1989; 1993 to 1994), and president (1982 to 1989) of Synergen Corp., a biotechnology company, in Boulder, Colorado. He was also a faculty member at the University of Colorado (1974-1980). The Board believes that Dr. Soll’s experience as a chairman of a public company and in academia benefits the Target Funds.
     Hugo F. Sonnenschein. Mr. Sonnenschein is the Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Until July 2000, Mr. Sonnenschein served as President of the University of Chicago. Mr. Sonnenschein is a Trustee of the University of Rochester and a member of its investment committee. He is also a member of the National Academy of Sciences and the American Philosophical Society, and a Fellow of the American Academy of Arts and Sciences. From 1994 to 2010, Mr. Sonnenschein served as Director or Trustee of investment companies in the Van Kampen Funds complex. The Board believes that Mr. Sonnenschein’s experiences in academia and in running a university, and his experience as a director of investment companies benefits the Target Funds.
     Raymond Stickel, Jr. Mr. Stickel retired after a 35-year career with Deloitte & Touche. For the last five years of his career, he was the managing partner of the investment management practice for the New York, New Jersey and Connecticut region. In addition to his management role, he directed audit and tax services to several mutual fund clients. Mr. Stickel began his career with Touche Ross & Co. in Dayton, Ohio, became a partner in 1976 and managing partner of the office in 1985. He also started and developed an investment management practice in the Dayton office that grew to become a significant source of investment management talent for Touche Ross & Co. In Ohio, he served as the audit partner on numerous mutual funds and on public and privately held companies in other industries. Mr. Stickel has also served on Touche Ross & Co.’s Accounting and Auditing Executive Committee. The Board believes that Mr. Stickel’s experience as a partner in a large accounting firm working with investment managers and investment companies, and his status as an Audit Committee Financial Expert, benefits the Target Funds.
     Additional biographical information regarding the Trustees of the Target Funds can be found in Exhibit F. Information on the Boards’ leadership structure, role in risk oversight, and committees and meetings can be found in Exhibit G. Information on the remuneration of Trustees can be found in Exhibit H. Information on the executive officers of the Funds is available in Exhibit E. Information on the Funds’ independent registered public accounting firm is available in Exhibit I.

THE BOARDS OF THE TARGET FUNDS UNANIMOUSLY RECOMMEND A VOTE “FOR ALL” OF THE NOMINEES.
PROPOSAL 4: ELECTION OF TRUSTEES BY THE ACQUIRING FUND
     At the Meeting, VMTP Shareholders and Common Shareholders of the Acquiring Fund, voting together as a single class, will vote to elect three Class I Trustees (David C. Arch, Jerry D. Choate and Suzanne H. Woolsey are the nominees).
     If elected, each nominee will serve until the later of the Acquiring Fund’s annual meeting of shareholders in 2015 or until his or her successor has been duly elected and qualified, or his or her earlier retirement, resignation or removal. As in the past, only one class of Trustees is being submitted to shareholders of the Acquiring Fund for election at the Meeting. The Declaration of Trust of the Acquiring Fund provides that the Board shall be divided into three classes, which must be as nearly equal in number as possible. For the Acquiring Fund, the Trustees of only one class are elected at each annual meeting, so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three-year period. This type of classification may prevent replacement of a majority of Trustees of the Acquiring Fund for up to a two-year period. The foregoing is subject to the provisions of the 1940 Act, applicable state law, the Acquiring Fund’s Declaration of Trust, and the Acquiring Fund’s bylaws.
     The Trustees who make up the various classes of the Board of the Acquiring Fund are shown in the chart below:

Class I	Class II	Class III
David C. Arch	Wayne W. Whalen	Colin D. Meadows
Jerry D. Choate	Rodney Dammeyer (2)	R. Craig Kennedy
Howard J Kerr (2)	Linda Hutton Heagy (1)	Jack E. Nelson (2)
Suzanne H. Woolsey, Ph.D.		Hugo F. Sonnenschein (1)

(1)	Linda Hutton Heagy and Hugo F. Sonnenschein are designated to be elected solely by the VMTP Shareholders voting as a separate class.

(2)	Pursuant to the Acquiring Fund’s Trustee retirement policy, Howard J Kerr and Jack E. Nelson are retiring from the Board effective as of the Meeting. Rodney Dammeyer is not standing for reelection with respect to certain funds overseen by a Board comprised of the same individuals as the Acquiring Fund’s Board for which his term of office expires in 2012. Therefore, Mr. Dammeyer is also stepping down from the Board of the Acquiring Fund effective as of the Meeting. The Acquiring Fund’s Board has reduced the size of the Board to eight Trustees effective as of the Meeting.
     The business and affairs of the Acquiring Fund are managed under the direction of its Board of Trustees. The Board overseeing the Acquiring Fund seeks to provide shareholders with a highly qualified, highly capable and diverse group of Board members reflecting the diversity of investor interests underlying the Acquiring Fund and with a diversity of backgrounds, experience and skills that the Board considers desirable and necessary to its primary goal — protecting and promoting shareholders’ interests. While the Board does not require that its members meet specific qualifications, the Board has historically sought to recruit and continues to value individual Board members that add to the overall diversity of the Board — the objective is to bring varied backgrounds, experience and skills reflective of the wide range of the shareholder base and provide both contrasting and complementary skills relative to the other Board members to best protect and promote shareholders’ interests. Board diversity means bringing together different viewpoints, professional experience, investment experience, education, and other skills. As can be seen in the individual biographies below, the Board brings together a wide variety of business experience (including chairman/chief executive officer-level and director-level experience, including board committee experience, of several different types of organizations); varied public and private investment-related experience; not-for-profit experience; customer service and other back office operations experience; a wide variety of accounting, finance, legal, and marketing experience; academic experience; consulting experience; and government, political and military service experience. All of this experience together results in important leadership and management knowledge, skills and perspective that provide the Board understanding and insight into the operations of the

Acquiring Fund and add range and depth to the Board. As part of its governance oversight, the Board conducts an annual self-effectiveness survey which includes, among other things, evaluating the Board’s (and each committee’s) agendas, meetings and materials, conduct of the meetings, committee structures, interaction with management, strategic planning, etc., and also includes evaluating the Board’s (and each committee’s) size, composition, qualifications (including diversity of characteristics, experience and subject matter expertise) and overall performance.
     The Board evaluates all of the foregoing and does not believe any single factor or group of factors controls or dominates the qualifications of any individual trustee or the qualifications of the trustees as a group. After considering all factors together, the Board believes that each Trustee is qualified to serve as a Trustee.
Independent Trustees.
     David C. Arch. Formerly, Mr. Arch was the Chairman and Chief Executive Officer of Blistex, Inc., a consumer health care products manufacturer. Mr. Arch is a member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago and member of the Board of the Illinois Manufacturers’ Association. Mr. Arch is also a member of the Board of Visitors, Institute for the Humanities, University of Michigan. From 1984 to 2010, Mr. Arch served as Director or Trustee of investment companies in the Van Kampen Funds complex. The Board believes that Mr. Arch’s experience as the CEO of a public company and his experience with investment companies benefits the Acquiring Fund.
     Jerry D. Choate. Mr. Choate has been a member of the Board of one or more funds in the Invesco fund complex since 2003. The Board believes that Mr. Choate’s experience as the chairman and chief executive officer of a public company and a director of several public companies, his service as a Trustee of funds in the Invesco fund complex and his experience as a director of other investment companies benefits the Acquiring Fund.
     Rodney F. Dammeyer. Since 2001, Mr. Dammeyer has been Chairman of CAC, LLC, a private company offering capital investment and management advisory services. Previously, Mr. Dammeyer served as Managing Partner at Equity Group Corporate Investments; Chief Executive Officer of Anixter International; Senior Vice President and Chief Financial Officer of Household International, Inc.; and Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. Mr. Dammeyer was a Partner of Arthur Andersen & Co., an international accounting firm. Mr. Dammeyer currently serves as a Director of Quidel Corporation and Stericycle, Inc. Previously, Mr. Dammeyer served as a Trustee of The Scripps Research Institute; and a Director of Ventana Medical Systems, Inc.; GATX Corporation; TheraSense, Inc.; TeleTech Holdings Inc.; and Arris Group, Inc. From 1987 to 2010, Mr. Dammeyer served as Director or Trustee of investment companies in the Van Kampen Funds complex. The Board believes that Mr. Dammeyer’s experience in executive positions at a number of public companies, his accounting experience and his experience serving as a director of investment companies benefits the Acquiring Fund. Mr. Dammeyer is not standing for reelection with respect to certain funds overseen by the Invesco Van Kampen Board for which his term of office expires in 2012. Therefore, Mr. Dammeyer is also stepping down from the Board of the Acquiring Fund effective as of the Meeting.
     Linda Hutton Heagy. Ms. Heagy has been a member of the Board of one or more funds in the Invesco fund complex since 2003. The Board believes that Ms. Heagy’s experience in executive positions at a number of bank and trust companies and as a member of the board of several organizations, her service as a Trustee of funds in the Invesco fund complex and her experience serving as a director of other investment companies benefits the Acquiring Fund.
     R. Craig Kennedy. Mr. Kennedy has been a member of the Board of one or more funds in the Invesco fund complex since 2003. The Board believes that Mr. Kennedy’s experience in executive positions at a number of foundations, his investment experience, his service as a Trustee of funds in the Invesco fund complex and his experience serving as a director of other investment companies benefits the Acquiring Fund.
     Howard J Kerr. Mr. Kerr has been a member of the Board of one or more funds in the Invesco fund complex since 1992. The Board believes that Mr. Kerr’s experience in executive positions at a number of companies, his experience in public service, his service as a Trustee of funds in the Invesco fund complex and his experience serving as a director of other investment companies benefits the Acquiring Fund. Pursuant to the Board’s Trustee retirement policy, Mr. Kerr is retiring from the Board effective as of the Meeting.

     Jack E. Nelson. Mr. Nelson has been a member of the Board of one or more funds in the Invesco fund complex 2003. The Board believes that Mr. Nelson’s experience in executive positions at a number of companies and as a member of several financial and investment industry organizations, his service as a Trustee of funds in the Invesco fund complex and his experience serving as a director of other investment companies benefits the Acquiring Fund. Pursuant to the Board’s Trustee retirement policy, Mr. Nelson is retiring from the Board effective as of the Meeting.
     Hugo F. Sonnenschein. Mr. Sonnenschein is the Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Until July 2000, Mr. Sonnenschein served as President of the University of Chicago. Mr. Sonnenschein is a Trustee of the University of Rochester and a member of its investment committee. He is also a member of the National Academy of Sciences and the American Philosophical Society, and a Fellow of the American Academy of Arts and Sciences. From 1994 to 2010, Mr. Sonnenschein served as Director or Trustee of investment companies in the Van Kampen Funds complex. The Board believes that Mr. Sonnenschein’s experiences in academia and in running a university, and his experience as a director of investment companies benefits the Acquiring Fund.
     Suzanne H. Woolsey. Ms. Woolsey has been a member of the Board of one or more funds in the Invesco fund complex since 2003. The Board believes that Ms. Woolsey’s experience as a director of numerous organizations, her service as a Trustee of funds in the Invesco fund complex and her experience as a director of other investment companies benefits the Acquiring Fund.
Interested Trustees.
     Colin D. Meadows. Mr. Meadows has been a member of the Board of one or more funds in the Invesco fund complex since 2010. The Board believes that Mr. Meadows’ financial services and asset management experience benefits the Acquiring Fund.
     Wayne W. Whalen. Mr. Whalen is Of Counsel and, prior to 2010, was a partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP. Mr. Whalen is a Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment company directors, Chairman and Director of the Abraham Lincoln Presidential Library Foundation and Director of the Stevenson Center for Democracy. From 1995 to 2010, Mr. Whalen served as Director and Trustee of investment companies in the Van Kampen Funds complex. The Board believes that Mr. Whalen’s experience as a law firm partner and his experience as a director of investment companies benefits the Acquiring Fund.
     Additional biographical information regarding the Trustees can be found in Exhibit J. Information on the Boards’ leadership structure, role in risk oversight, and committees and meetings can be found in Exhibit K. Information on the remuneration of Trustees can be found in Exhibit L. Information on the executive officers of the Funds is available in Exhibit E. Information on the Funds’ independent registered public accounting firm is available in Exhibit I.
THE BOARD OF THE ACQUIRING FUND RECOMMENDS A VOTE “FOR ALL” OF THE NOMINEES.
VOTING INFORMATION
How to Vote Your Shares
     There are several ways you can vote your shares, including in person at the Meeting, by mail, by telephone, or via the Internet. The proxy card that accompanies this Proxy Statement provides detailed instructions on how you may vote your shares.
     If you properly fill in and sign your proxy card and send it to us in time to vote at the Meeting, your “proxy” (the individuals named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares “FOR” each Proposal and “FOR

ALL” of the Trustee nominees, in accordance with the recommendations of the Board of your Fund, and in the proxy’s best judgment on other matters.
Why are you sending me the Proxy Statement?
     You are receiving this Proxy Statement because you own VMTP Shares of a Fund as of the Record Date and have the right to vote on the very important proposals described herein concerning your Fund. This Proxy Statement contains information that shareholders of the Funds should know before voting on the proposals.
About the Proxy Statement and the Meeting
     We are sending you this Proxy Statement and the enclosed proxy card because the Board is soliciting your proxy to vote at the Meeting and at any adjournments or postponements of the Meeting. This Proxy Statement gives you information about the business to be conducted at the Meeting. Fund shareholders may vote by appearing in person at the Meeting and following the instructions below. You do not need to attend the Meeting to vote, however. Instead, you may simply complete, sign, and return the enclosed proxy card or vote by following the instructions on the enclosed proxy card to vote via telephone or the Internet.
     Shareholders of record of the Funds as of the close of business on the Record Date are entitled to vote at the Meeting. The number of outstanding shares of each class of each Fund on the Record Date can be found at Exhibit M. Each shareholder is entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. The Funds expect that Common Shares will also be voted at the Meeting. This Proxy Statement is not a solicitation for any votes of the Common Shares of any Fund.
     Attendance at the Meeting is generally limited to shareholders and their authorized representatives. All shareholders must bring an acceptable form of identification in order to attend the Meeting in person.
     Proxies will have the authority to vote and act on behalf of shareholders at any adjournment of the Meeting. It is the intention of the persons named in the enclosed proxy card to vote the shares represented by them for each proposal and for all of the Trustee nominees, unless the proxy card is marked otherwise. If a shareholder gives a proxy, the shareholder may revoke the authorization at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of the Fund in writing at the address of the Fund set forth on the cover page of this Proxy Statement before the Meeting that the shareholder has revoked its proxy. In addition, although merely attending the Meeting will not revoke your proxy, if a shareholder is present at the Meeting, the shareholder may withdraw the proxy and vote in person.
Quorum Requirement and Adjournment
     A quorum of shareholders is necessary to hold a valid shareholder meeting of each Fund. Under the governing documents of each Target Fund, the holders of a majority of the Target Fund’s shares issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall be requisite and shall constitute a quorum for the transaction of business. Under the governing documents of the Acquiring Fund, the holders of a majority of outstanding shares of each class or series or combined class entitled to vote thereat of the Acquiring Fund present in person or by proxy shall constitute a quorum at the Meeting.
     For the Target Funds, if a quorum is not present at the Meeting, the chairman of the Meeting or the shareholders present or represented by proxy and entitled to vote at the Meeting shall have the power to adjourn the Meeting from time to time. The shareholders present in person or represented by proxy at the Meeting and entitled to vote at the Meeting also shall have the power to adjourn the Meeting from time to time if the vote required to approve or reject any proposal described herein is not obtained (with proxies being voted for or against adjournment consistent with the votes for and against the proposal for which the required vote has not been obtained). The affirmative vote of the holders of a majority of a Target Fund’s shares then present in person or represented by proxy shall be required to adjourn the Meeting.
     For the Acquiring Fund, if a quorum is not present at the Meeting, it may be adjourned, with the vote of the majority of the votes present or represented by proxy, to allow additional solicitations of proxies in order to attain a quorum. The shareholders present in person or represented by proxy and entitled to vote at the Meeting will also have the power to adjourn the Meeting from time to time if the vote required to approve or reject any proposal described herein is not obtained, with proxies, including abstentions and broker non-votes, being voted for adjournment, provided the proxies determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. The affirmative vote of the holders of a majority of the Acquiring Fund’s shares then present in person or represented by proxy shall be required to so adjourn the Meeting.
     In the event that a shareholder of a Fund present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of the meeting of such Fund to a time immediately after the Meeting so that such Fund’s meeting may be held separately, the persons named as proxies will vote in favor of such adjournment.
     Abstentions and broker non-votes (described below) are counted as present and will be included for purposes of determining whether a quorum is present for each Fund at the Meeting, but are not considered votes cast at the Meeting. Abstentions and broker non-votes will have the same effect as a vote against Proposal 1, 2, or 3, because their approval requires the affirmative vote of a percentage of the outstanding shares of the applicable Fund or of a certain proportion of the shares present at the Meeting, as opposed to a percentage of votes cast. For Proposal 4, abstentions and broker non-votes will have no effect because only a plurality of votes is required to elect a Trustee nominee. A proxy card marked “withhold” with respect to the election of Trustees would have the same effect as an abstention.
     Broker non-votes occur when a proposal that is routine (such as the election of trustees) is voted on at a meeting alongside a proposal that is non-routine (such as the Redomestication or Merger proposals). Under New York Stock Exchange rules, brokers may generally vote in their discretion on routine proposals, but are generally not able to vote on a non-routine proposal in the absence of express voting instructions from beneficial owners. As a result, where both routine and non-routine proposals are voted on at the same meeting, proxies voted by brokers on the routine proposals are considered votes present but are not votes on any non-routine proposals. Because both routine and non-routine proposals will be voted on at the Meeting, the Funds anticipate receiving broker non-votes with respect to Proposals 1 and 2. No broker non-votes are anticipated with respect to Proposals 3 and 4 because they are considered routine proposals on which brokers typically may vote in their discretion.
Votes Necessary to Approve the Proposals
     Common Shares of each Fund and VMTP Shares of the Acquiring Fund, IIC and IQC are entitled to vote at the Meeting. This Proxy Statement is not a solicitation for any votes of the Common Shares of any Fund. Each Fund will solicit the vote of its Common Shares via a separate proxy statement. VMTP Shares are subject to a voting trust requiring that certain voting rights of the VMTP Shares must be exercised as directed by an unaffiliated third party. Votes by VMTP Shares to elect Trustees are subject to the voting trust, but votes regarding the Redomestications and the Mergers are not subject to the voting trust.
     Each Fund’s Board has unanimously approved the Fund’s Plan of Redomestication discussed in Proposal 1. Shareholder approval of each Fund’s Plan of Redomestication requires the affirmative vote of the holders of a majority of the Common Shares and the VMTP Shares, if applicable, outstanding and entitled to vote, voting as separate classes, of such Fund. Proposal 1 may be approved and implemented for a Fund regardless of whether shareholders approve any other Proposal applicable to the Fund.
     Each Fund’s Board has unanimously approved the Fund’s Plan of Merger discussed in Proposal 2. Shareholder approval of the Plan of Merger for each Merger requires the affirmative vote of the holders of a majority of the Common Shares and VMTP Shares, if applicable, outstanding and entitled to vote, voting as separate classes, of the applicable Target Fund and the Acquiring Fund. Proposal 2 may be approved and implemented for a Target Fund only if Proposal 1 is also approved by both the Target Fund and the Acquiring Fund and regardless of whether shareholders approve any other Proposal applicable to such Funds.
     With respect to Proposal 3, the affirmative vote of a majority of the shares of a Target Fund (with Common Shares and VMTP Shares, if applicable, voting as a single class) represented in person or by proxy and entitled to vote at the Meeting at which a quorum is present is required to elect each nominee for Trustee of such Target Fund. Proposal 3 may be approved and implemented for a Fund regardless of whether shareholders approve any other Proposal applicable to the Fund.

     With respect to Proposal 4, the affirmative vote of a plurality of the Common Shares and VMTP Shares, voting as a single class, of the Acquiring Fund present at the Meeting in person or by proxy is required to elect each nominee for Trustee for the Acquiring Fund. Proposal 4 may be approved and implemented for the Fund regardless of whether shareholders approve any other Proposal applicable to the Fund.
Proxy Solicitation
     The Funds have engaged the services of Computershare Fund Services (the “Solicitor”) to assist in the solicitation of proxies for the Meeting. The costs of this proxy solicitation are estimated to be $10,000 for each of IIC, ICS and IQC, and $20,000 for the Acquiring Fund. The VMTP Shareholders are not expected to bear any of these costs. The Funds’ officers may also solicit proxies but will not receive any additional or special compensation for any such solicitation.
     Under the agreement with the Solicitor, the Solicitor will be paid a project management fee as well as telephone solicitation expenses incurred for reminder calls, outbound telephone voting, confirmation of telephone votes, inbound telephone contact, obtaining shareholders’ telephone numbers, and providing additional materials upon shareholder request. The agreement also provides that the Solicitor shall be indemnified against certain liabilities and expenses, including liabilities under the federal securities laws.
OTHER MATTERS
Share Ownership by Large Shareholders, Management and Trustees
     Information on each person who as of the Record Date, to the knowledge of each Fund, owned 5% or more of the outstanding shares of a class of such Fund can be found at Exhibit N. Information regarding Target Fund Trustee ownership of shares of Target Funds and of shares of all registered investment companies in the Fund Complex overseen by such Trustee can be found at Exhibit F. Information regarding Acquiring Fund Trustee ownership of shares of the Acquiring Fund and of shares of all registered investment companies in the Fund Complex overseen by such Trustee can be found at Exhibit J. To the best knowledge of each Fund, the ownership of shares of such Fund by executive officers and Trustees of such Fund as a group constituted less than 1% of each outstanding class of shares of such Fund as of the Record Date.
Annual Meetings of the Funds
     If a Merger is completed, the merged Target Fund will not hold an annual meeting in 2013. If a Merger does not take place, that Target Fund’s Board will announce the date of such Target Fund’s 2013 annual meeting. The Acquiring Fund will hold an annual meeting in 2013 regardless of whether a Merger is consummated.
Shareholder Proposals
     Shareholder proposals intended to be presented at the year 2013 annual meeting of shareholders for a Fund pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be received by the Fund’s Secretary at the Fund’s principal executive offices by February 18, 2013 in order to be considered for inclusion in the Fund’s proxy statement and proxy card relating to that meeting. Timely submission of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement. Pursuant to each Fund’s governing documents as anticipated to be in effect before the 2013 annual meeting, if a shareholder wishes to make a proposal at the year 2013 annual meeting of shareholders without having the proposal included in a Fund’s proxy statement, then such proposal must be received by the Fund’s Secretary at the Fund’s principal executive offices not earlier than March 19, 2013 and not later than April 18, 2013. If a shareholder fails to provide timely notice, then the persons named as proxies in the proxies solicited by the Board for the 2013 annual meeting of shareholders may exercise discretionary voting power with respect to any such proposal. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder’s Fund should send such proposal to the Fund’s Secretary at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, Attn: Secretary.
Shareholder Communications
     Shareholders may send communications to each Fund’s Board. Shareholders should send communications intended for a Board or for a Trustee by addressing the communication directly to the Board or individual Trustee and/or otherwise clearly indicating that the communication is for the Board or individual Trustee and by sending the communication to either the office of the Secretary of the applicable Fund or directly to such Trustee at the address specified for such Trustee in Exhibits F and J. Other shareholder communications received by any Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.
Section 16(a) Beneficial Ownership Reporting Compliance
     Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require each of the Funds’ Trustees, officers, and investment advisers, affiliated persons of the investment advisers, and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms with the SEC and the Exchanges reporting their affiliation with the Fund and reports of ownership and changes in ownership of such securities. These persons and entities are required by SEC regulations to furnish such Fund with copies of all such forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during its last fiscal year, its Trustees, its officers, the Adviser and affiliated persons of the Adviser complied with the applicable filing requirements.
Other Meeting Matters
     Management of each Fund does not intend to present, and does not have reason to believe that others will present, any other items of business at the Meeting. The Funds know of no business other than the proposals described in this Proxy Statement that will, or are proposed to, be presented for consideration at the Meeting. If any other matters are properly presented, the persons named on the enclosed proxy cards shall vote proxies in accordance with their best judgment.
WHERE TO FIND ADDITIONAL INFORMATION
     This Proxy Statement does not contain all the information set forth in the annual and semi-annual reports filed by the Funds as such documents have been filed with the SEC. The financial highlights of each Fund for the year ended February 29, 2012 are available in the Fund’s annual report for the year ended February 29, 2012 on Form N-CSR. The SAI (which is part of the registration statement for the Acquiring Fund’s Common Shares and is not incorporated herein by reference or deemed to be part of this Proxy Statement) includes additional information about the Funds. The SEC file number of each Fund, which contains the Fund’s shareholder reports and other filings with the SEC, is 811-07404 for the Acquiring Fund, 811-07344 for IIC, 811-07564 for IQC, and 811-07111 for ICS.
     Each Fund is subject to the informational requirements of the Exchange Act and the 1940 Act and in accordance therewith, each Fund files reports and other information with the SEC. Reports, proxy materials, registration statements and other information filed may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, N.E., Washington, D.C. 20549. Copies of such material may also be obtained from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at the prescribed rates. The SEC maintains a website at www.sec.gov that contains information regarding the Funds and other registrants that file electronically with the SEC. Reports, proxy materials and other information concerning the Funds can also be inspected at the Exchanges.

EXHIBIT A

Form of Agreement and Plan of Redomestication

A-1

EXHIBIT B

Comparison of State Laws
     The laws governing Massachusetts business trusts and Delaware statutory trusts have similar effect, but they differ in certain respects. Both the Massachusetts business trust law (“MA Statute”) and the Delaware statutory trust act (“DE Statute”) permit a trust’s governing instrument to contain provisions relating to shareholder rights and removal of trustees, and provide trusts with the ability to amend or restate the trust’s governing instruments. However, the MA Statute is silent on many of the salient features of a Massachusetts business trust (a “MA Trust”) whereas the DE Statute provides guidance and offers a significant amount of operational flexibility to Delaware statutory trusts (a “DE Trust”). The DE Statute provides explicitly that the shareholders and trustees of a Delaware Trust are not liable for obligations of the trust to the same extent as under corporate law, while under the MA Statute, shareholders and trustees could potentially be liable for trust obligations. The DE Statute authorizes the trustees to take various actions without requiring shareholder approval if permitted by a Fund’s governing instruments. For example, trustees may have the power to amend the Delaware trust instrument, merge or consolidate a Fund with another entity, and to change the Delaware trust’s domicile, in each case without a shareholder vote.
     The following is a discussion of only certain material differences between the DE Statute and MA Statute, as applicable, and is not a complete description of them. Further information about each Fund’s current trust structure is contained in such Fund’s organizational documents and in relevant state law.

	Delaware Statutory Trust	Massachusetts Business Trust
Governing Documents/Governing Body	A DE Trust is formed by the filing of a certificate of trust with the Delaware Secretary of State. A DE Trust is an unincorporated association organized under the DE Statute whose operations are governed by its governing document (which may consist of one or more documents). Its business and affairs are managed by or under the direction of one or more trustees. As described in this chart, DE Trusts are granted a significant amount of organizational and operational flexibility. Delaware law makes it easy to obtain needed shareholder approvals, and also permits the management of a DE Trust to take various actions without being required to make state filings or obtain shareholder approval.	A MA Trust is created by the trustees’ execution of a written declaration of trust. A MA Trust is required to file the declaration of trust with the Secretary of the Commonwealth of Massachusetts and with the clerk of every city or town in Massachusetts where the trust has a usual place of business. A MA Trust is a voluntary association with transferable shares of beneficial interests, organized under the MA Statute. A MA Trust is considered to be a hybrid, having characteristics of both corporations and common law trusts. A MA Trust’s operations are governed by a trust document and bylaws. The business and affairs of a MA Trust are managed by or under the direction of a board of trustees.

MA Trusts are also granted a significant amount of organizational and operational flexibility. The MA Statute is silent on most of the salient features of MA Trusts, thereby allowing trustees to freely structure the MA Trust. The MA Statute does not specify what information must be contained in the declaration of trust, nor does it require a registered officer or agent for service of process.

Ownership Shares of Interest	Under both the DE Statute and the MA Statute, the ownership interests in a DE Trust and MA Trust are denominated as “beneficial interests” and are held by “beneficial owners.”

	Delaware Statutory Trust	Massachusetts Business Trust
Series and Classes	Under the DE Statute, the governing document may provide for classes, groups or series of shares, having such relative rights, powers and duties as shareholders set forth in the governing document. Such classes, groups or series may be described in a DE Trust’s governing document or in resolutions adopted by its trustees.	The MA Statute is silent as to any requirements for the creation of such series or classes.

Shareholder Voting Rights	Under the DE Statute, the governing document may set forth any provision relating to trustee and shareholder voting rights, including the withholding of such rights from certain trustees or shareholders. If voting rights are granted, the governing document may contain any provision relating to the exercise of voting rights. No state filing is necessary and, unless required by the governing document, shareholder approval is not needed.	There is no provision in the MA Statute addressing voting by the shareholders of a MA Trust.

Quorum	Under the DE Statute, the governing document may set forth any provision relating to quorum requirements at meetings of shareholders.	There is no provision in the MA Statute addressing quorum requirements at meetings of shareholders of a MA Trust.

Shareholder Meetings	Neither the DE Statute nor the MA Statute mandates an annual shareholders’ meeting.

Organization of Meetings	Neither the DE Statute nor the MA Statute contain provisions relating to the organization of shareholder meetings.

Record Date	Under the DE Statute, the governing document may provide for record dates.	There is no record date provision in the MA Statute.

Qualification and Election of Trustees	Under the DE Statute, the governing documents may set forth the manner in which trustees are elected and qualified.	The MA Statute does not contain provisions relating to the election and qualification of trustees of a MA Trust.

Removal of Trustees	Under the DE Statute, the governing documents of a DE Trust may contain any provision relating to the removal of trustees; provided, however, that there shall at all times be at least one trustee of a DE Trust.	The MA Statute does not contain provisions relating to the removal of trustees.

Restrictions on Transfer	Neither the DE Statute nor the MA Statute contain provisions relating to the ability of a DE Trust or MA Trust, as applicable, to restrict transfers of beneficial interests.

Preemptive Rights and Redemption of Shares	Under each of the DE Statute and the MA Statute, a governing document may contain any provision relating to the rights, duties and obligations of the shareholders.

Liquidation Upon Dissolution or Termination Events	Under the DE Statute, a DE Trust that has dissolved shall first pay or make reasonable provision to pay all known claims and obligations, including those that are contingent, conditional and unmatured, and all known claims and obligations for which the claimant is unknown. Any remaining assets shall be distributed to the shareholders or as otherwise provided in the governing document.	The MA Statute has no provisions pertaining to the liquidation of a MA Trust.

	Delaware Statutory Trust	Massachusetts Business Trust
Shareholder Liability	Under the DE Statute, except to the extent otherwise provided in the governing document of a DE Trust, shareholders of a DE Trust are entitled to the same limitation of personal liability extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware.	The MA Statute does not include an express provision relating to the limitation of liability of the shareholders of a MA Trust. The shareholders of a MA Trust could potentially be held personally liable for the obligations of the trust, notwithstanding an express provision in the governing document stating that the shareholders are not personally liable in connection with trust property or the acts, obligations or affairs of the MA Trust.

Trustee/Director Liability	Subject to the provisions in the governing document, the DE Statute provides that a trustee or any other person managing the DE Trust, when acting in such capacity, will not be personally liable to any person other than the DE Trust or a shareholder of the DE Trust for any act, omission or obligation of the DE Trust or any trustee. To the extent that at law or in equity a trustee has duties (including fiduciary duties) and liabilities to the DE Trust and its shareholders, such duties and liabilities may be expanded or restricted by the governing document.	The MA Statute does not include an express provision limiting the liability of the trustee of a MA Trust. The trustees of a MA Trust could potentially be held personally liable for the obligations of the trust.

Indemnification	Subject to such standards and restrictions as may be contained in the governing document of a DE Trust, the DE Statute authorizes a DE Trust to indemnify and hold harmless any trustee, shareholder or other person from and against any and all claims and demands.	The MA Statute is silent as to the indemnification of trustees, officers and shareholders.

Insurance	Neither the DE Statute nor the MA Statute contain provisions regarding insurance.

Shareholder Right of Inspection	Under the DE Statute, except to the extent otherwise provided in the governing document of a DE Trust and subject to reasonable standards established by the trustees, each shareholder has the right, upon reasonable demand for any purpose reasonably related to the shareholder’s interest as a shareholder, to obtain from the DE Trust certain information regarding the governance and affairs of the DE Trust, including a current list of the name and last known address of each beneficial owner and trustee. In addition, the DE Statute permits the trustees of a DE Trust to keep confidential from shareholders for such period of time as deemed reasonable any information that the trustees in good faith believe would not be in the best interest of the DE Trust to disclose or that could damage the DE Trust or that the DE Trust is required by law or by agreement with a third party to keep confidential.	There is no provision in the MA Statute relating to shareholder inspection rights.

	Delaware Statutory Trust	Massachusetts Business Trust
Derivative Actions	Under the DE Statute, a shareholder may bring a derivative action if trustees with authority to do so have refused to bring the action or if a demand upon the trustees to bring the action is not likely to succeed. A shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and: (a) was a shareholder at the time of the transaction complained about or (b) acquired the status of shareholder by operation of law or pursuant to the governing document from a person who was a shareholder at the time of the transaction. A shareholder’s right to bring a derivative action may be subject to such additional standards and restrictions, if any, as are set forth in the governing document.	There is no provision under the MA Statute regarding derivative actions.

Arbitration of Claims	The DE Statute provides flexibility as to providing for arbitration pursuant to the governing documents of a DE Trust.	There is no provision under the MA Statute regarding arbitration.

Amendments to Governing Documents	The DE Statute provides broad flexibility as to the manner of amending and/or restating the governing document of a DE Trust. Amendments to the declaration that do not change the information in the DE Trust’s certificate of trust are not required to be filed with the Delaware Secretary of State.	The MA Statute provides broad flexibility as to the manner of amending and/or restating the governing document of a MA Trust. The MA Statute provides that the trustees shall, within thirty days after the adoption of any amendment to the declaration of trust, file a copy with the Secretary of the Commonwealth of Massachusetts and with the clerk of every city or town in Massachusetts where the trust has a usual place of business.

EXHIBIT C
Comparison of Governing Documents
The Target Funds
     Each of the Target Funds is a Massachusetts business trust (each a “MA Trust” and together, the “MA Trusts”). Under Proposal 1, if approved, each MA Trust will reorganize into a newly formed Delaware statutory trust (a “DE Trust”). The following is a discussion of certain provisions of the governing instruments and governing laws of each MA Trust and its corresponding DE Trust, but is not a complete description thereof. Further information about each Fund’s governance structure is contained in the Fund’s shareholder reports and its governing documents.
     Shares. The Trustees of the MA Trusts have the power to issue shares, including preferred shares, without shareholder approval. The governing documents of the MA Trusts indicate that the amount of common shares that a MA Trust may issue is unlimited. Preferred shares are limited to the amount set forth in the Declarations (defined below). Shares of the MA Trusts have no preemptive rights.
     The Trustees of the DE Trusts have the power to issue shares, including preferred shares, without shareholder approval. The governing documents of the DE Trusts indicate that the amount of common and preferred shares that a DE Trust may issue is unlimited. Shares of the DE Trusts have no preemptive rights.
     Organization. The MA Trusts are organized as Massachusetts business trusts, under the laws of the Commonwealth of Massachusetts. Each MA Trust is governed by its Declaration of Trust (a “Declaration”) and its bylaws, each as may be amended, and its business and affairs are managed under the supervision of its Board of Trustees.
     Each DE Trust is organized as a Delaware statutory trust pursuant to the Delaware Statutory Trust Act (“Delaware Act”). Each DE Trust is governed by its Amended and Restated Agreement and Declaration of Trust (also, a “Declaration” and together with the Declaration of each MA Trust, the “Declarations”) and its bylaws, and its business and affairs are managed under the supervision of its Board of Trustees.
     Composition of the Board of Trustees. The Boards of Trustees of both the MA Trusts and the DE Trusts are divided into three classes, with the election of each class staggered so that each class is only up for election once every three years.
     Shareholder Meetings and Rights of Shareholders to Call a Meeting. The stock exchanges on which a MA Trust shares are currently, and DE Trust’s shares will be, listed require annual meetings to elect trustees.
     The governing instruments for each MA Trust provide that special meetings of shareholders may be called by the Chair or a majority of the Trustees. In addition, special meetings of shareholders may also be called by the Secretary of a MA Trust upon written request of shareholders holding and entitled to vote not less than a majority of all the votes entitled to be cast at such meeting for matters that do not require a separate vote by each class of shares.
     The bylaws of the DE Trusts authorize the Trustees to call a meeting of the shareholders for the election of Trustees. The bylaws of the DE Trusts also authorize a meeting of shareholders held for any purpose determined by the Trustees. The bylaws of the DE Trusts state that shareholders have no power to call a special meeting of shareholders.
     Submission of Shareholder Proposals. The federal securities laws, which apply to all of the MA Trusts and the DE Trusts, require that certain conditions be met to present any proposal at a shareholder meeting. The matters to be considered and brought before an annual or special meeting of shareholders of the MA Trusts and the DE Trusts are limited to only those matters, including the nomination and election of Trustees, that are properly brought before the meeting. For proposals submitted by shareholders, the bylaws of the MA Trusts and the DE Trusts contain provisions which require that notice be given to the DE Trust or MA Trust, respectively, by an otherwise eligible shareholder in advance of the annual or special shareholder meeting in order for the shareholder to present a proposal at any such meeting and requires shareholders to provide certain information in connection with the proposal. These requirements are intended to provide the Board the opportunity to better evaluate the proposal and provide additional information to shareholders for their consideration in connection with the proposal. Failure to satisfy the requirements of these advance notice provisions means that a shareholder may not be able to present a proposal at the annual or special shareholder meeting.
     In general, for nominations and any other proposals to be properly brought before an annual meeting of shareholders by a shareholder of a MA Trust, written notice must be delivered to the Secretary of the MA Trust not less than 60 days, nor more than 90 days, prior to the first anniversary of the preceding year’s annual meeting. If the annual meeting is not scheduled to be held within a period that commences 30 days before such anniversary and ends 30 days after such anniversary, the written notice must be delivered by the later of the 60th day prior to the meeting or the 10th day following the public announcement or disclosure of the meeting date. If the number of Trustees to be elected to the Board is increased and either all of the nominees for Trustee or the size of the increased Board are not publicly announced or disclosed at least 70 days prior to the first anniversary of the preceding year’s annual meeting, written notice will be considered timely if delivered to the Secretary of the MA Trust no later than the 10th date after such public announcement or disclosure. With respect to the nomination of individuals for election to the Board of Trustees at a special shareholder meeting, written notice must be delivered by a shareholder of the MA Trust to the Secretary of the MA Trust no later than the 10th date after such meeting is publicly announced or disclosed.
     For nominations and any other proposals to be properly brought before an annual meeting of shareholders by a shareholder of a DE Trust, written notice must be delivered to the Secretary of the DE Trust not less than 90 days, nor more than 120 days, prior to the first anniversary of the preceding year’s annual meeting. If the annual meeting is not scheduled to be held within a period that commences 30 days before such anniversary and ends 30 days after such anniversary (an “Other Annual Meeting Date”), the written notice must be delivered by the later of the 90th day prior to the meeting or the 10th day following the public announcement or disclosure of the meeting date provided, however, that if the Other Annual Meeting Date was disclosed in the proxy statement for the prior year’s annual meeting, the dates for receipt of the written notice shall be calculated based on the Other Annual Meeting Date and disclosed in the proxy statement for the prior year’s annual meeting. If the number of Trustees to be elected to the Board is increased and either all of the nominees for Trustee or the size of the increased Board are not publicly announced or disclosed at least 70 days prior to the first anniversary of the preceding year’s annual meeting, written notice will be considered timely if delivered to the Secretary of the DE Trust no later than the 10th date after such public announcement or disclosure. With respect to the nomination of individuals for election to the Board of Trustees at a special shareholder meeting, written notice must be delivered by a shareholder of the DE Trust to the Secretary of the DE Trust no later than the 10th date after such meeting is publicly announced or disclosed. Specific information, as set forth in the bylaws, about the nominee, the shareholder making the nomination, and the proposal must also be delivered, and updated as necessary if proposed at an annual meeting, by the shareholder of the DE Trust. The shareholder or a qualified representative must also appear at the annual or special meeting of shareholders to present about the nomination or proposed business.
     Quorum. The governing instruments of the MA Trusts provide that a quorum will exist if shareholders representing a majority of the issued and outstanding shares entitled to vote at a shareholder meeting are present in person or represented by proxy.
     The bylaws of each DE Trust provide that a quorum will exist if shareholders representing a majority of the outstanding shares entitled to vote are present or represented by proxy, except when a larger quorum is required by applicable law or the requirements of any securities exchange on which shares are listed for trading, in which case the quorum must comply with such requirements.
     Number of Votes; Aggregate Voting. The governing instruments of the MA Trusts and the Declaration and bylaws of the DE Trusts provide that each shareholder is entitled to one vote for each whole share held as to any matter on which the shareholder is entitled to vote, and a proportionate fractional vote for each fractional share held. The MA Trusts and the DE Trusts do not provide for cumulative voting for the election or removal of Trustees.

     The governing instruments of the MA Trusts generally provide that all share classes vote by class or series of the MA Trust, except as otherwise provided by applicable law, the governing instruments or resolution of the Trustees.
     The Declarations for the DE Trusts generally provide that all shares are voted as a single class, except when required by applicable law, the governing instruments, or when the Trustees have determined that the matter affects the interests of one or more classes, in which case only the shareholders of all such affected classes are entitled to vote on the matter.
     Derivative Actions. Shareholders of each MA Trust have the power to vote as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the MA Trust or its shareholders.
     The Declarations for the DE Trusts state that a shareholder may bring a derivative action on behalf of a DE Trust only if several conditions are met. These conditions include, among other things, a pre-suit demand upon the Board of Trustees and, unless a demand is not required, shareholders who hold at least a majority of the outstanding shares must join in the demand for the Board of Trustees to commence an action, and the Board of Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of the claim.
     Right to Vote. The 1940 Act provides that shareholders of a fund have the power to vote with respect to certain matters: specifically, for the election of trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to policies, goals or restrictions deemed to be fundamental. Shareholders also have the right to vote on certain matters affecting a fund or a particular share class thereof under their respective governing instruments and applicable state law. The following summarizes the matters on which shareholders have the right to vote as well as the minimum shareholder vote required to approve the matter. For matters on which shareholders of a MA Trust or DE Trust do not have the right to vote, the Trustees may nonetheless determine to submit the matter to shareholders for approval. Where referenced below, the phrase “Majority Shareholder Vote” means the vote required by the 1940 Act, which is the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of a fund’s outstanding shares are present or represented by proxy; or (b) more than 50% of a fund’s outstanding shares.
          Election and Removal of Trustees. The shareholders of the MA Trusts are entitled to vote, under certain circumstances, for the election and the removal of Trustees. Subject to the rights of the preferred shareholders, if any, the Trustees of the MA Trusts are elected by an affirmative vote of a majority of the outstanding shares present in person or represented by proxy. However, the preferred shareholders, if any, voting as a class elect at least two Trustees at all times. Preferred shareholders, if any, may also elect a majority of Trustees if dividends on the preferred shares have been unpaid for an amount equal to two full years of dividends. Any Trustees of the MA Trusts may be removed at any meeting of shareholders by a vote of 80% of the outstanding shares of the class or classes of shares of beneficial interest that elected such Trustee.
     With regard to the DE Trusts, Trustees are elected by the affirmative vote of a majority of the outstanding shares of the DE Trust present in person or by proxy and entitled to vote at a meeting of the shareholders at which a quorum is present. Preferred shareholders, voting as a separate class, solely elect at least two Trustees by the affirmative vote of a majority of the outstanding preferred shares. Under certain circumstances as set forth by the Trustees in accordance with the Declaration, holders of preferred shares may elect at least a majority of the Board’s Trustees. The Declaration and bylaws of the DE Trusts do not provide shareholders with the ability to remove Trustees.
          Amendment of Governing Instruments. Except as described below, the Trustees of the MA Trusts and DE Trusts have the right to amend, from time to time, the governing instruments. For the MA Trusts, the Trustees have the power to alter, amend or repeal the bylaws or adopt new bylaws, provided that bylaws adopted by shareholders may only be altered, amended or repealed by the shareholders, or by a majority of shares represented in person or by proxy. For the DE Trusts, the bylaws may be altered, amended, or repealed by the Trustees, without the vote or approval of shareholders.

     For the MA Trusts, shareholder approval is required to amend the Declaration, except that the Trustees may make changes necessary to comply with applicable law and to effect provisions regarding preferred shares, and may make certain other non-material changes, such as to correct a mistake, without shareholder approval. When shareholder approval is required, the vote needed to effect an amendment is a majority of the common shares and preferred shares outstanding and entitled to vote, voting as separate classes, or by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than a majority of each of such common shares and preferred shares. Notwithstanding the foregoing, any amendment to the Declaration that would reduce the amount payable upon liquidation of the MA Trusts or diminishing or eliminating shareholder voting rights pertaining thereto requires the approval of two-thirds of the class or classes of shareholders so affected. In addition, any amendment that would change or repeal the sections in the Declaration governing merger of the MA Trusts or conversion of the MA Trusts to open-end funds requires the affirmative vote of 80% of each of the common shares and preferred shares, voting as separate classes.
     For the DE Trusts the Board generally may amend the Declaration without shareholder approval, except (i): any amendment to the Declaration approved by the Board that would reduce the shareholders’ rights to indemnification requires the vote of shareholders owning at least 75% of the outstanding shares; (ii) any amendments to the Declaration that would change shareholder voting rights, declassify the Board or change the minimum or maximum number of Trustees permitted require the affirmative vote or consent by the Board of Trustees followed by the affirmative vote or consent of shareholders owning at least 75% of the outstanding shares, unless such amendments have been previously approved, adopted or authorized by the affirmative vote of at least 66 2/3% of the Board of Trustees, in which case an affirmative Majority Shareholder Vote is required (the “DE Trusts’ Voting Standard”).
          Mergers, Reorganizations, and Conversions. The governing instruments of the MA Trusts provide that a merger, consolidation, conversion to an open-end company, or sale of assets requires the affirmative vote of not less than 80% of the common shares and preferred shares, if any, outstanding and entitled to vote, voting as separate classes. Reorganization or incorporation requires the approval of the holders of a majority of each of the common shares and preferred shares, if any, outstanding and entitled to vote, voting as separate classes. If the merger, consolidation, sale, lease or exchange is recommended by the Trustees, the vote or written consent of the holders of a majority of the common shares and preferred shares, if any, outstanding and entitled to vote, voting as separate classes, is sufficient authorization.
     For the DE Trusts, any such merger, consolidation, conversion, reorganization, or reclassification requires approval pursuant to the DE Trusts’ Voting Standard. The vote required is in addition to the vote or consent of shareholders otherwise required by law or by the terms of any class of preferred shares or any agreement between the Trust and any national securities exchange.
          Principal Shareholder Transactions. The MA Trusts require a vote or consent of 80% of the common shares or preferred shares, if any, outstanding and entitled to vote, voting as separate classes, where a principal shareholder of a fund (i.e., any corporation, person or other entity which is the beneficial owner, directly or indirectly, of more than 5% of the fund’s outstanding shares) is the party to certain transactions.
      The DE Trusts require a vote pursuant to the DE Trusts’ Voting Standard for certain principal shareholder transactions. The vote required is in addition to the vote or consent of shareholders otherwise required by law or by the terms of any class of preferred shares or any agreement between the Trust and any national securities exchange.
          Termination of the Trust. With respect to the MA Trusts, the termination of a MA Trust requires the affirmative vote of not less than 80% of the common shares and preferred shares, if any, outstanding and entitled to vote, voting as separate classes, at any meeting of shareholders, or an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by an affirmative vote of a majority of the outstanding shares of the MA Trust.
     The DE Trusts may be dissolved upon a vote pursuant to the DE Trusts’ Voting Standard. The vote required is in addition to the vote or consent of shareholders otherwise required by law or by the terms of any class of preferred shares or any agreement between a DE Trust and any national securities exchange. In addition, to spare shareholders the expense of a shareholder meeting in connection with the dissolution of a Fund, if the affirmative vote of at least 75% of the Board approves the dissolution, shareholder approval is not required.

     Liability of Shareholders. The Massachusetts statute governing business trusts does not include an express provision relating to the limitation of liability of the shareholders of a Massachusetts business trust. However, the Declarations for the MA Trusts provide that no shareholder will be personally liable in connection with the acts, obligations or affairs of the Target Trusts. Consistent with Section 3803 of the Delaware Act, the Declarations of the DE Trusts generally provide that shareholders will not be subject to personal liability for the acts or obligations of the DE Trust.
     Liability of Trustees and Officers. Consistent with the 1940 Act, the governing instruments for both the DE Trusts and the MA Trusts generally provide that no Trustee or officer of a DE Trust and no Trustee, officer, employee or agent of a MA Trust is subject to any personal liability in connection with the assets or affairs of the DE Trust and the MA Trust, respectively, except for liability arising from his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office (“Disabling Conduct”).
     Indemnification. The MA Trusts generally indemnify every person who is or has been a Trustee or officer of the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by them in connection with any claim, action, suit or proceeding in which they becomes involved as a party or otherwise by virtue of their being or having been a Trustee or officer and against amounts paid or incurred by them in the settlement thereof.
     The Trustees, officers, employees or agents of a DE Trust (“Covered Persons”) are indemnified by the DE Trust to the fullest extent permitted by the Delaware Act, the bylaws and other applicable law. The bylaws provide that every Covered Person is indemnified by the DE Trust for expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in any proceeding to which such Covered Person is made a party or is threatened to be made a party, or is involved as a witness in, by reason of the fact that such person is a Covered Person. For proceedings not by or in the right of the DE Trust (i.e., derivative lawsuits), every Covered Person is indemnified by the DE Trust for expenses actually and reasonably incurred in the investigation, defense or settlement in any proceeding to which such Covered Person is made a party or is threatened to be made a party, or is involved as a witness in, by reason of the fact that such person is a Covered Person. No Covered Person is indemnified for any expenses, judgments, fines, amounts paid in settlement, or other liability or loss arising by reason of disabling conduct or for any proceedings by such Covered Person against the Trust. The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the person engaged in Disabling Conduct.
     A DE Trust is indemnified by any common shareholder who brings an action against the Trust for all costs, expenses, penalties, fines or other amounts arising from such action to the extent that the shareholder is not the prevailing party. The DE Trust is permitted to redeem shares of and set off against any distributions to the shareholder for such amounts liable by the shareholder to the DE Trust.
The Acquiring Fund
     The Acquiring Fund is a Massachusetts business trust. Under Proposal 1, if approved, the Acquiring Fund will reorganize into a newly formed Delaware statutory trust (the “DE Trust”). The following is a discussion of certain provisions of the governing instruments and governing laws of the Acquiring Fund and the corresponding DE Trust, but is not a complete description thereof. Further information about the Acquiring Fund’s governance structure is contained in the Acquiring Fund’s shareholder reports and its governing documents.
     Shares. The Trustees of the Acquiring Fund have the power to issue shares, including preferred shares, without shareholder approval. The governing documents of the Acquiring Fund indicate that the amount of common shares that the Acquiring Fund may issue is unlimited. Preferred shares are limited to the amount set forth in the Declarations (defined below). Shares of the Acquiring Fund have no preemptive rights.

     The Trustees of the DE Trust have the power to issue shares, including preferred shares, without shareholder approval. The governing documents of the DE Trust indicate that the amount of common and preferred shares that the DE Trust may issue is unlimited. Shares of the DE Trust have no preemptive rights.
     Organization. The Acquiring Fund is organized as a Massachusetts business trust, under the laws of the Commonwealth of Massachusetts. The Acquiring Fund is governed by its Declaration of Trust (a “Declaration”) and its bylaws, each as may be amended, and its business and affairs are managed under the supervision of its Board of Trustees.
     The DE Trust is organized as a Delaware statutory trust pursuant to the Delaware Statutory Trust Act (“Delaware Act”). The DE Trust is governed by its Amended and Restated Agreement and Declaration of Trust (also, a “Declaration” and, together with the Declaration of the Acquiring Fund, the “Declarations”) and its bylaws, and its business and affairs are managed under the supervision of its Board of Trustees.
     Composition of the Board of Trustees. The Boards of Trustees of both the Acquiring Fund and the DE Trust are divided into three classes, with the election of each class staggered so that each class is only up for election once every three years.
     Shareholder Meetings and Rights of Shareholders to Call a Meeting. The stock exchanges on which the Acquiring Fund shares are currently, and the DE Trust’s shares will be, listed require annual meetings to elect trustees.
     The governing instruments for the Acquiring Fund provide that special meetings of shareholders may be called by a majority of the Trustees. In addition, special meetings of shareholders may also be called by any Trustee upon written request from shareholders holding in the aggregate not less than 51% of the outstanding common and/or preferred shares, if any (depending on whether they are voting as a single class or separately).
     The bylaws of the DE Trust authorize the Trustees to call a meeting of the shareholders for the election of Trustees. The bylaws of the DE Trust also authorize a meeting of shareholders for any purpose determined by the Trustees. The bylaws of the DE Trust state that shareholders have no power to call a special meeting of shareholders.
     Submission of Shareholder Proposals. The Acquiring Fund does not have provisions in its governing instruments that require shareholders to provide advance notice to the Acquiring Fund in order to present a proposal at a shareholder meeting. Nonetheless, the federal securities laws, which apply to the Acquiring Fund and the DE Trust, require that certain conditions be met to present any proposal at a shareholder meeting.
     The matters to be considered and brought before an annual or special meeting of shareholders of the DE Trust are limited to only those matters, including the nomination and election of Trustees, that are properly brought before the meeting. For proposals submitted by shareholders, the bylaws of the DE Trust contain provisions which require that notice be given to the DE Trust by an otherwise eligible shareholder in advance of the annual or special shareholder meeting in order for the shareholder to present a proposal at any such meeting and requires shareholders to provide certain information in connection with the proposal. These requirements are intended to provide the Board the opportunity to better evaluate the proposal and provide additional information to shareholders for their consideration in connection with the proposal. Failure to satisfy the requirements of these advance notice provisions means that a shareholder may not be able to present a proposal at the annual or special shareholder meeting.
     In general, for nominations and any other proposals to be properly brought before an annual meeting of shareholders by a shareholder of the DE Trust, written notice must be delivered to the Secretary of the DE Trust not less than 90 days, nor more than 120 days, prior to the first anniversary of the preceding year’s annual meeting. If the annual meeting is not scheduled to be held within a period that commences 30 days before such anniversary and ends 30 days after such anniversary (an “Other Annual Meeting Date”), the written notice must be delivered by the later of the 90th day prior to the meeting or the 10th day following the public announcement or disclosure of the meeting date provided, however, that if the Other Annual Meeting Date was disclosed in the proxy statement for the prior year’s annual meeting, the dates for receipt of the written notice shall be calculated based on the Other Annual Meeting Date and disclosed in the proxy statement for the prior year’s annual meeting. If the number of Trustees to be elected to the Board is increased and either all of the nominees for Trustee or the size of the increased Board are not publicly announced or disclosed at least 70 days prior to the first anniversary of the preceding year’s annual meeting, written notice will be considered timely if delivered to the Secretary of the DE Trust no later than the 10th date after such public announcement or disclosure. With respect to the nomination of individuals for election to the Board of Trustees at a special shareholder meeting, written notice must be delivered by a shareholder of the DE Trust to the Secretary of the DE Trust no later than the 10th date after such meeting is publicly announced or disclosed. Specific information, as set forth in the bylaws, about the nominee, the shareholder making the nomination, and the proposal must also be delivered, and updated as necessary if proposed at an annual meeting, by the shareholder of the DE Trust. The shareholder or a qualified representative must also appear at the annual or special meeting of shareholders to present about the nomination or proposed business.
     Quorum. The governing instruments of the Acquiring Fund provide that a quorum will exist if shareholders representing a majority of the outstanding shares of each class or series or combined class entitled to vote are present at the meeting in person or by proxy.
     The bylaws of the DE Trust provide that a quorum will exist if shareholders representing a majority of the outstanding shares entitled to vote are present or represented by proxy, except when a larger quorum is required by applicable law or the requirements of any securities exchange on which shares are listed for trading, in which case the quorum must comply with such requirements.
     Number of Votes; Aggregate Voting. The governing instruments of the Acquiring Fund and the Declaration and bylaws of the DE Trust provide that each shareholder is entitled to one vote for each whole share held as to any matter on which the shareholder is entitled to vote, and a proportionate fractional vote for each fractional share held. The Acquiring Fund and the DE Trust do not provide for cumulative voting for the election or removal of Trustees.
     The governing instruments of the Acquiring Fund generally provide that all share classes vote by class or series of the Acquiring Fund, except as otherwise provided by applicable law, the governing instruments or resolution of the Trustees.
     The Declaration for the DE Trust generally provides that all shares are voted as a single class, except when required by applicable law, the governing instruments, or when the Trustees have determined that the matter affects the interests of one or more classes, in which case only the shareholders of all such affected classes are entitled to vote on the matter.
     Derivative Actions. Shareholders of the Acquiring Fund have the power to vote as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Acquiring Fund or its shareholders. Such shareholders have the power to vote to the same extent as the stockholders of a Massachusetts corporation.
     The Declaration for the DE Trust states that a shareholder may bring a derivative action on behalf of the DE Trust only if several conditions are met. These conditions include, among other things, a pre-suit demand upon the Board of Trustees and, unless a demand is not required, shareholders who hold at least a majority of the outstanding shares must join in the demand request for the Board of Trustees to commence an action, and the Board of Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of the claim.
     Right to Vote. The 1940 Act provides that shareholders of a fund have the power to vote with respect to certain matters: specifically, for the election of trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to policies, goals or restrictions deemed to be fundamental. Shareholders also have the right to vote on certain matters affecting a fund or a particular share class thereof under their respective governing instruments and applicable state law. The following summarizes the matters on which shareholders have the right to vote as well as the minimum shareholder vote required to approve the matter. For matters on which shareholders of the Acquiring Fund or DE Trust do not have the right to vote, the Trustees may nonetheless determine to submit the matter to shareholders for approval. Where referenced below, the phrase “Majority Shareholder Vote” means the vote required by the 1940 Act, which is the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of a fund’s outstanding shares are present or represented by proxy; or (b) more than 50% of a fund’s outstanding shares.

          Election and Removal of Trustees. The shareholders of the Acquiring Fund are entitled to vote, under certain circumstances, for the election and the removal of Trustees. Subject to the rights of the preferred shareholders, if any, the Trustees of the Acquiring Fund are elected by a plurality vote (i.e., the nominees receiving the greatest number of votes are elected). Any Trustee of the Acquiring Fund may be removed at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the class or classes of shares of beneficial interest that elected such Trustee.
     With regard to the DE Trust, Trustees are elected by the affirmative vote of a majority of the outstanding shares of the DE Trust present in person or by proxy and entitled to vote at a meeting of the shareholders at which a quorum is present. Preferred shareholders, voting as a separate class, solely elect at least two Trustees by the affirmative vote of a majority of the outstanding preferred shares. Under certain circumstances as set forth by the Trustees in accordance with the Declaration, holders of preferred shares may elect at least a majority of the Board’s Trustees. The Declaration and bylaws of the DE Trust do not provide shareholders with the ability to remove Trustees.
          Amendment of Governing Instruments. Except as described below, the Trustees of the Acquiring Fund and DE Trust have the right to amend, from time to time, the governing instruments. For the Acquiring Fund, the Trustees have the power to alter, amend or repeal the bylaws or adopt new bylaws, provided that bylaws adopted by shareholders may only be altered, amended or repealed by the shareholders. For the DE Trust, the bylaws may be altered, amended, or repealed by the Trustees, without the vote or approval of shareholders.
     For the Acquiring Fund, shareholder approval is required to amend the Declaration, except that the Trustees may make changes necessary to comply with applicable law and to effect the provisions regarding preferred shares, and may make certain other non-material changes, such as to correct a mistake, without shareholder approval. When shareholder approval is required, the vote needed to effect an amendment is a Majority Shareholder Vote of the common shares and the preferred shares, if any, outstanding and entitled to vote, voting as separate classes, or by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than a majority of each of such common shares and preferred shares. Notwithstanding the foregoing, any amendment to the Declaration that would reduce the amount payable upon liquidation of the Acquiring Fund or diminishing or eliminating shareholder voting rights pertaining thereto requires the approval of two-thirds of the class or classes of shareholders so affected. In addition, any amendment that would change or repeal the sections in the Declaration governing termination or merger of the Acquiring Fund or conversion of the Acquiring Fund to an open-end fund requires the affirmative vote of 75% of each of the common shares and preferred shares, voting as separate classes.
     For the DE Trust, the Board generally may amend the Declaration without shareholder approval, except (i): any amendment to the Declaration approved by the Board that would reduce the shareholders’ rights to indemnification requires the vote of shareholders owning at least 75% of the outstanding shares; (ii) any amendments to the Declaration that would change shareholder voting rights, declassify the Board or change the minimum or maximum number of Trustees permitted require the affirmative vote or consent by the Board of Trustees followed by the affirmative vote or consent of shareholders owning at least 75% of the outstanding shares, unless such amendments have been previously approved, adopted or authorized by the affirmative vote of at least 66 2/3% of the Board of Trustees, in which case an affirmative Majority Shareholder Vote is required (the “DE Trust’s Voting Standard”).
          Mergers, Reorganizations, and Conversions. The governing instruments of the Acquiring Fund provide that a merger, consolidation, sale, lease or exchange requires the affirmative vote of not less than 66 2/3% of the common shares and the preferred shares, if any, outstanding and entitled to vote, voting as separate classes. If the merger, consolidation, sale, lease or exchange is recommended by the Trustees, the vote or written consent of the holders of a majority of the common shares and preferred shares, if any, outstanding and entitled to vote, voting as separate classes, is sufficient authorization. Conversion to an open-end company is required to be approved by at least a majority of the Trustees, including those who are not interested persons as defined in the 1940 Act, and a Majority Shareholder Vote of each of the common shares and preferred shareholders, if any, voting as separate classes. An incorporation or reorganization requires the approval of a majority of the common shares and preferred shares, if any, outstanding and entitled to vote, voting as separate classes.

     For the DE Trust, any such merger, consolidation, conversion, reorganization, or reclassification requires approval pursuant to the DE Trust’s Voting Standard. The vote required is in addition to the vote or consent of shareholders otherwise required by law or by the terms of any class of preferred shares or any agreement between the Trust and any national securities exchange.
          Principal Shareholder Transactions. The Acquiring Fund requires a vote or consent of 66 2/3% of the common or preferred shares outstanding and entitled to vote, voting as separate classes, where a principal shareholder (i.e., any corporation, person or other entity which is the beneficial owner, directly or indirectly, of more than 5% of the outstanding shares) is the party to certain transactions.
     The DE Trust requires a vote pursuant to the DE Trust’s Voting Standard for certain principal shareholder transactions. The vote required is in addition to the vote or consent of shareholders otherwise required by law or by the terms of any class of preferred shares or any agreement between the Trust and any national securities exchange.
          Termination of a Trust. With respect to the Acquiring Fund, the affirmative vote of not less than 75% of the common shares and preferred shares, if any, outstanding and entitled to vote, voting as separate classes, at any meeting of shareholders, or by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than 75% of each of such common shares and preferred shares, is required for termination of the Acquiring Fund.
     The DE Trust may be dissolved upon a vote pursuant to the DE Trust’s Voting Standard. The vote required is in addition to the vote or consent of shareholders otherwise required by law or by the terms of any class of preferred shares or any agreement between the DE Trust and any national securities exchange. In addition, to spare shareholders the expense of a shareholder meeting in connection with the dissolution of a Fund, if the affirmative vote of at least 75% of the Board approves the dissolution, shareholder approval is not required.
     Liability of Shareholders. The Massachusetts statute governing business trusts does not include an express provision relating to the limitation of liability of the shareholders of a Massachusetts business trust. However, the Declaration for the Acquiring Fund provides that no shareholder will be personally liable in connection with the acts, obligations or affairs of the Acquiring Fund. Consistent with Section 3803 of the Delaware Act, the Declaration of the DE Trust generally provides that shareholders will not be subject to personal liability for the acts or obligations of the DE Trust.
     Liability of Trustees and Officers. Consistent with the 1940 Act, the governing instruments for both the DE Trust and the Acquiring Fund generally provide that no Trustee or officer of the DE Trust and no Trustee, officer, employee or agent of the Acquiring Fund is subject to any personal liability in connection with the assets or affairs of the DE Trust and the Acquiring Fund, respectively, except for liability arising from his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office (“Disabling Conduct”).
     Indemnification. The Acquiring Fund generally indemnifies every person who is or has been a Trustee or officer of the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by them in connection with any claim, action, suit or proceeding in which they becomes involved as a party or otherwise by virtue of their being or having been a Trustee or officer and against amounts paid or incurred by them in the settlement thereof, except otherwise for Disabling Conduct.
     The Trustees, officers, employees or agents of the DE Trust (“Covered Persons”) are indemnified by the DE Trust to the fullest extent permitted by the Delaware Act, the bylaws and other applicable law. The bylaws provide that every Covered Person is indemnified by the DE Trust for expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in any proceeding to which such Covered Person is made a party or is threatened to be made a party, or is involved as a witness in, by reason of the fact that such person is a Covered Person. For proceedings not by or in the right of the DE Trust (i.e., derivative lawsuits), every Covered Person is indemnified by the DE Trust for expenses actually and reasonably incurred in the investigation, defense or settlement in any proceeding to which such Covered Person is made a party or is threatened to be made a party, or is involved as a witness in, by reason of the fact that such person is a Covered Person. No Covered Person is indemnified for any expenses, judgments, fines, amounts paid in settlement, or other liability or loss arising by reason of Disabling Conduct or for any proceedings by such Covered Person against the Trust. The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the person engaged in Disabling Conduct.
     A DE Trust is indemnified by any common shareholder who brings an action against the Trust for all costs, expenses, penalties, fines or other amounts arising from such action to the extent that the shareholder is not the prevailing party. The DE Trust is permitted to redeem shares of and set off against any distributions to the shareholder for such amounts liable by the shareholder to the DE Trust.

EXHIBIT D
Form of Agreement and Plan of Merger

D-1

EXHIBIT E
Executive Officers of the Funds
     The following information relates to the executive officers of the Funds. Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Adviser or affiliates of the Adviser. The officers of the Funds are appointed annually by the Trustees and serve for one year or until their respective successors are chosen and qualified. The address of each officer is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

Name, Year of Birth and
Position(s) Held with the Fund	Officer Since	Principal Occupation(s) During Past 5 Years
Russell C. Burk — 1958 Senior Vice President and Senior Officer (with respect only to the Target Funds)	2010	Senior Vice President and Senior Officer, The Invesco Funds.

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2010	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company).

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2010	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

Name, Year of Birth and
Position(s) Held with the Fund	Officer Since	Principal Occupation(s) During Past 5 Years
		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Karen Dunn Kelley — 1960 Vice President	2010	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only).

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp. and Van Kampen Funds Inc.

		Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA).

Todd L. Spillane — 1958 Chief Compliance Officer (with respect only to the Target Funds)	2010	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).

		Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company) and

Name, Year of Birth and
Position(s) Held with the Fund	Officer Since	Principal Occupation(s) During Past 5 Years
		Invesco Private Capital, Inc. (registered investment adviser); Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company.

Valinda Arnett-Patton — 1959 Chief Compliance Officer	2011	Chief Compliance Officer, Invesco Van Kampen Closed-End Funds.

		Formerly: Compliance Director, Invesco Fixed Income, Invesco; Deputy Compliance Officer, AIG Sun America Asset Management Corp.

EXHIBIT F
Information Regarding the Trustees of the Target Funds
     The following information pertains to the Target Funds. Not all of the funds advised by the Adviser are overseen by the same board of trustees. The Target Funds are overseen by the Board of Trustees discussed below (the “Invesco Board”). References to the “Board” in this Exhibit F refer solely to the Invesco Board and references to “Funds” in this Exhibit F refer solely to those funds advised by the Adviser, including the Target Funds, overseen by the Invesco Board.
     The business and affairs of the Funds are managed under the direction of the Board. The tables below list the incumbent Trustees and nominees for Trustee, their principal occupations, other directorships held by them during the past five years, and any affiliations with the Adviser or its affiliates. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the Record Date. Trustees of the Funds generally serve three-year terms or until their successors are duly elected and qualified. The address of each Trustee is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

			Number of
			Portfolios in
Name, Year of Birth			Fund Complex	Other Trusteeship(s)
and Position(s) Held	Trustee	Principal Occupation(s) During Past	Overseen by	Held by Trustee over
with the Funds	Since	5 Years	Trustee	Past 5 Years
Interested Trustees

Martin L. Flanagan(1) — 1960 Trustee	2010	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business.	133	None.

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

Philip A. Taylor(2) — 1954 Trustee, President and Principal Executive Officer	2010	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group,	133	None.

Number of
Portfolios in
Name, Year of Birth			Fund Complex	Other Trusteeship(s)
and Position(s) Held	Trustee	Principal Occupation(s) During Past	Overseen by	Held by Trustee over
with the Funds	Since	5 Years	Trustee	Past 5 Years
Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President

			Number of
			Portfolios in
Name, Year of Birth			Fund Complex	Other Trusteeship(s)
and Position(s) Held	Trustee	Principal Occupation(s) During Past	Overseen by	Held by Trustee over
with the Funds	Since	5 Years	Trustee	Past 5 Years
		and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen(3) — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex.	151	Trustee/Managing General Partner of funds in the Fund Complex. Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment company directors. Chairman and Director for the Abraham Lincoln Presidential Library Foundation and Director of the Stevenson Center for Democracy.

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2010	Chairman, Crockett Technology Associates (technology consulting company).	133	ACE Limited (insurance company); and Investment Company Institute.

		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company).

David C. Arch — 1945 Trustee	2010	Retired. Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	151	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Frank S. Bayley — 1939 Trustee	2010	Retired. Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie.	133	Director and Chairman, C.D. Stimson Company (a real estate investment company).

James T. Bunch — 1942 Trustee	2010	Managing Member, Grumman Hill Group LLC (family office private equity management). Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation.	133	Vice Chairman of Board of Governors, Western Golf Association; Chair Elect of Evans Scholars Foundation and Director, Denver Film Society.

			Number of
			Portfolios in
Name, Year of Birth			Fund Complex	Other Trusteeship(s)
and Position(s) Held	Trustee	Principal Occupation(s) During Past	Overseen by	Held by Trustee over
with the Funds	Since	5 Years	Trustee	Past 5 Years
Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	151	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2010	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company).	133	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company).

Jack M. Fields — 1952 Trustee	2010	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit).	133	Insperity (formerly known as Administaff).

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives.

			Number of
			Portfolios in
Name, Year of Birth			Fund Complex	Other Trusteeship(s)
and Position(s) Held	Trustee	Principal Occupation(s) During Past	Overseen by	Held by Trustee over
with the Funds	Since	5 Years	Trustee	Past 5 Years
Carl Frischling — 1937 Trustee	2010	Partner, law firm of Kramer Levin Naftalis and Frankel LLP.	133	Director, Reich & Tang Funds (6 portfolios).

Prema Mathai-Davis — 1950 Trustee	2010	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	133	None.

Larry Soll — 1942 Trustee	2010	Retired. Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company).	133	None.

Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	151	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Raymond Stickel, Jr. — 1944 Trustee	2010	Retired. Formerly, Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche.	133	None.

(1)	Mr. Flanagan is considered an interested person of the Funds because he is an adviser to the board of directors of the Adviser, and an officer and a director of Invesco Ltd., the ultimate parent company of the Adviser.

(2)	Mr. Taylor is considered an interested person of the Funds because he is an officer and a director of the Adviser.

(3)	Mr. Whalen is considered an interested person of the Funds because he is Of Counsel at the law firm that serves as legal counsel to the Invesco Van Kampen closed-end funds, for which the Adviser also serves as investment adviser.
Trustee Ownership of Fund Shares
     The following table shows each Board member’s ownership of shares of the Funds and of shares of all registered investment companies overseen by such Board member in the Fund Complex as of December 31, 2011.

Aggregate Dollar
Range of Equity
Securities in All
Registered Investment
Companies Overseen
	Dollar Range	Dollar Range	Dollar Range	by Board Member in
	of Equity Securities	of Equity Securities	of Equity Securities	Family of Investment
Name	in IIC	in IQC	in ICS	Companies
Interested Trustees
Martin L. Flanagan	None	None	None	Over $100,000
Philip A. Taylor	None	None	None	None
Wayne W. Whalen	None	None	None	Over $100,000

Aggregate Dollar
Range of Equity
Securities in All
Registered Investment
Companies Overseen
	Dollar Range	Dollar Range	Dollar Range	by Board Member in
	of Equity Securities	of Equity Securities	of Equity Securities	Family of Investment
Name	in IIC	in IQC	in ICS	Companies
Independent Trustees
Bruce L. Crockett	None	None	None	Over $100,000
David C. Arch	None	None	None	Over $100,000
Frank S. Bayley	None	None	None	Over $100,000
James T. Bunch	None	None	None	Over $100,000
Rodney Dammeyer	None	None	None	Over $100,000
Albert R. Dowden	None	None	None	Over $100,000
Jack M. Fields	None	None	None	Over $100,000
Carl Frischling	None	None	None	Over $100,000
Prema Mathai-Davis	None	None	None	Over $100,000
Larry Soll	None	None	None	Over $100,000
Hugo F. Sonnenschein	None	None	None	Over $100,000
Raymond Stickel, Jr.	None	None	None	Over $100,000

EXHIBIT G
Board Leadership Structure for the Target Funds
     The following information pertains to the Target Funds. Not all funds advised by the Adviser are overseen by the same board of trustees. The Target Funds are overseen by the Board of Trustees discussed below (the “Invesco Board”). References to the “Board” in this Exhibit G refer solely to the Invesco Board and references to “Funds” in this Exhibit G refer solely to those funds advised by the Adviser, including the Target Funds, overseen by the Invesco Board.
     The Board will be composed of fifteen Trustees, including twelve Trustees who are not “interested persons” of the Funds, as that term is defined in the 1940 Act (collectively, the “Independent Trustees” and each an “Independent Trustee”). In addition to eight regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. The Board met twelve times during the twelve months ended February 29, 2012. As discussed below, the Board has established committees to assist the Board in performing its oversight responsibilities.
     The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board and matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and acts as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to a Fund’s charter documents, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability otherwise imposed on such person as a member of the Board.
     The Board believes that its leadership structure, which includes an Independent Trustee as Chairman, allows for effective communication between the Trustees and fund management, among the Board’s Trustees and among its Independent Trustees. The existing Board structure, including its committee structure, provides the Independent Trustees with effective control over Board governance while also providing insight from the two non-Independent Trustees who are active officers of the Funds’ investment adviser. The Board’s leadership structure promotes dialogue and debate, which the Board believes will allow for the proper consideration of matters deemed important to the Funds and their shareholders and result in effective decision-making.
Board Role in Risk Oversight
     The Board considers risk management issues as part of its general oversight responsibilities throughout the year at regular meetings of the Investments Committee, Audit Committee, Compliance Committee, and Valuation, Distribution and Proxy Oversight Committee (each as defined and further described below). These committees in turn report to the full Board and recommend actions and approvals for the full Board to take.
     Invesco prepares regular reports that address certain investment, valuation and compliance matters, and the Board as a whole or the committees may also receive special written reports or presentations on a variety of risk issues at the request of the Board, a committee or the Senior Officer. In addition, the Audit Committee of the Board meets regularly with Invesco Ltd.’s internal audit group to review reports on their examinations of functions and processes within the Adviser that affect the Funds.
     The Investments Committee and its sub-committees receive regular written reports describing and analyzing the investment performance of the Funds. In addition, the portfolio managers of the Funds meet regularly with the sub-committees of the Investments Committee to discuss portfolio performance, including investment risk, such as the impact on the Funds of the investment in particular securities or instruments, such as derivatives. To the extent that a Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the Board generally is consulted in advance with respect to such change.
     The Adviser provides regular written reports to the Valuation, Distribution and Proxy Oversight Committee that enable the Valuation, Distribution and Proxy Oversight Committee to monitor the number of fair valued securities in a particular portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within a Fund’s portfolio. In addition, the Audit Committee reviews valuation procedures and pricing results with the Funds’ independent auditors in connection with the Audit Committee’s review of the results of the audit of the Funds’ year-end financial statement.
     The Compliance Committee receives regular compliance reports prepared by the Adviser’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (CCO) to discuss compliance issues, including compliance risks. As required under U.S. Securities and Exchange Commission (SEC) rules, the Independent Trustees meet at least quarterly in executive session with the CCO, and the Fund’s CCO prepares and presents an annual written compliance report to the Board. The Compliance Committee recommends and the Board adopts compliance policies and procedures for the Funds and approves such procedures for the Funds’ service providers. The compliance policies and procedures are specifically designed to detect, prevent and correct violations of the federal securities laws.
Board Committees and Meetings
     The standing committees of the Board are the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee, and the Valuation, Distribution and Proxy Voting Oversight Committee (the “Committees”).
     The members of the Audit Committee are Messrs. David C. Arch, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Rodney Dammeyer (Vice Chair), Raymond Stickel, Jr. (Chair) and Dr. Larry Soll. The Audit Committee’s primary purposes are to: (i) oversee qualifications, independence and performance of the independent registered public accountants; (ii) appoint independent registered public accountants for the Funds; (iii) pre-approve all permissible audit and non-audit services that are provided to Funds by their independent registered public accountants to the extent required by Section 10A(h) and (i) of the Exchange Act; (iv) pre-approve, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Funds’ independent registered public accountants to the Adviser and certain affiliates of the Adviser; (v) review the audit and tax plans prepared by the independent registered public accountants; (vi) review the Funds’ audited financial statements; (vii) review the process that management uses to evaluate and certify disclosure controls and procedures in Form N-CSR; (viii) review the process for preparation and review of the Funds’ shareholder reports; (ix) review certain tax procedures maintained by the Funds; (x) review modified or omitted officer certifications and disclosures; (xi) review any internal audits of the Funds; (xii) establish procedures regarding questionable accounting or auditing matters and other alleged violations; (xiii) set hiring policies for employees and proposed employees of the Funds who are employees or former employees of the independent registered public accountants; and (xiv) remain informed of (a) the Funds’ accounting systems and controls, (b) regulatory changes and new accounting pronouncements that affect the Funds’ net asset value calculations and financial statement reporting requirements, and (c) communications with regulators regarding accounting and financial reporting matters that pertain to the Funds. Each member of the Audit Committee is an Independent Trustee and each meets the additional independence requirements for audit committee members as defined by Exchange listing standards. The Audit Committee held eight meetings during the twelve months ended February 29, 2012.
     The members of the Compliance Committee are Messrs. Bayley, Bunch, Dammeyer (Vice Chair), Stickel and Dr. Soll (Chair). The Compliance Committee is responsible for: (i) recommending to the Board and the Independent Trustees the appointment, compensation and removal of the Funds’ CCO; (ii) recommending to the Independent Trustees the appointment, compensation and removal of the Funds’ Senior Officer appointed pursuant to the terms of the Assurances of Discontinuance entered into by the New York Attorney General, Invesco and INVESCO Funds Group, Inc.; (iii) reviewing any report prepared by a third party who is not an interested person of the Adviser, upon the conclusion by such third party of a compliance review of the Adviser; (iv) reviewing all reports on compliance matters from the Funds’ CCO, (v) reviewing all recommendations made by the Senior Officer regarding the Adviser’s compliance procedures, (vi) reviewing all reports from the Senior Officer of any violations of state and federal securities laws, the Colorado Consumer Protection Act, or breaches of the Adviser’s fiduciary duties to Fund shareholders and of the Adviser’s Code of Ethics; (vii) overseeing all of the compliance policies and procedures of the Funds and their service providers adopted pursuant to Rule 38a-1 of the 1940 Act; (viii) from time to time, reviewing certain matters related to redemption fee waivers and recommending to the Board whether or not to approve such matters; (ix) receiving and reviewing quarterly reports on the activities of the Adviser’s Internal

Compliance Controls Committee; (x) reviewing all reports made by the Adviser’s CCO; (xi) reviewing and recommending to the Independent Trustees whether to approve procedures to investigate matters brought to the attention of the Adviser’s ombudsman; (xii) risk management oversight with respect to the Funds and, in connection therewith, receiving and overseeing risk management reports from Invesco Ltd. that are applicable to the Funds or their service providers; and (xiii) overseeing potential conflicts of interest that are reported to the Compliance Committee by the Adviser, the CCO, the Senior Officer and/or the Compliance Consultant. The Compliance Committee held six meetings during the twelve months ended February 29, 2012.
     The members of the Governance Committee are Messrs. Arch, Crockett, Albert R. Dowden (Chair), Jack M. Fields (Vice Chair), Carl Frischling, Hugo F. Sonnenschein and Dr. Prema Mathai-Davis. The Governance Committee is responsible for: (i) nominating persons who will qualify as Independent Trustees for (a) election as Trustees in connection with meetings of shareholders of the Funds that are called to vote on the election of Trustees, and (b) appointment by the Board as Trustees in connection with filling vacancies that arise in between meetings of shareholders; (ii) reviewing the size of the Board, and recommending to the Board whether the size of the Board shall be increased or decreased; (iii) nominating the Chair of the Board; (iv) monitoring the composition of the Board and each committee of the Board, and monitoring the qualifications of all Trustees; (v) recommending persons to serve as members of each committee of the Board (other than the Compliance Committee), as well as persons who shall serve as the chair and vice chair of each such committee; (vi) reviewing and recommending the amount of compensation payable to the Independent Trustees; (vii) overseeing the selection of independent legal counsel to the Independent Trustees; (viii) reviewing and approving the compensation paid to independent legal counsel to the Independent Trustees; (ix) reviewing and approving the compensation paid to counsel and other advisers, if any, to the Committees of the Board; and (x) reviewing as they deem appropriate administrative and/or logistical matters pertaining to the operations of the Board. Each member of the Governance Committee is an Independent Trustee and each meets the additional independence requirements for nominating committee members as defined by Exchange listing standards. The Governance Committee’s charter is available at www.invesco.com/us.
     The Governance Committee will consider nominees recommended by a shareholder to serve as Trustee, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which Trustees will be elected; and (ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. Notice procedures set forth in each Fund’s bylaws require that any shareholder of a Fund desiring to nominate a Trustee for election at a shareholder meeting must submit to the Fund’s Secretary the nomination in writing not later than the close of business on the later of the 60th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 90th day prior to the shareholder meeting. The Governance Committee held six meetings during the twelve months ended February 29, 2012.
     The members of the Investments Committee are Messrs. Arch, Bayley (Chair), Bunch (Vice Chair), Crockett, Dammeyer, Dowden, Fields, Martin L. Flanagan, Frischling, Sonnenschein (Vice Chair), Stickel, Philip A. Taylor, Wayne W. Whalen, and Drs. Mathai-Davis (Vice Chair) and Soll. The Investments Committee’s primary purposes are to: (i) assist the Board in its oversight of the investment management services provided by the Adviser and the Sub-Advisers; and (ii) review all proposed and existing advisory and sub-advisory arrangements for the Funds, and to recommend what action the full Boards and the Independent Trustees take regarding the approval of all such proposed arrangements and the continuance of all such existing arrangements.
     The Investments Committee has established three sub-committees (the “Sub-Committees”). The Sub-Committees are responsible for: (i) reviewing the performance, fees and expenses of the Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the “Designated Funds”), unless the Investments Committee takes such action directly; (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies and limitations of the Designated Funds; (iii) evaluating the investment advisory, sub-advisory and distribution arrangements in effect or proposed for the Designated Funds, unless the Investments Committee takes such action directly; (iv) being familiar with the registration statements and periodic shareholder reports applicable to their Designated Funds; and (v) such other investment-related matters as the Investments Committee may delegate to the Sub-Committees from time to time. The Investments Committee held six meetings during the twelve months ended February 29, 2012.

     The members of the Valuation, Distribution and Proxy Oversight Committee are Messrs. Dowden, Fields, Frischling (Chair), Sonnenschein (Vice Chair), Whalen and Dr. Mathai-Davis. The primary purposes of the Valuation, Distribution and Proxy Oversight Committee are: (a) to address issues requiring action or oversight by the Board (i) in the valuation of the Funds’ portfolio securities consistent with the Pricing Procedures, (ii) in oversight of the creation and maintenance by the principal underwriters of the Funds of an effective distribution and marketing system to build and maintain an adequate asset base and to create and maintain economies of scale for the Funds, (iii) in the review of existing distribution arrangements for the Funds under Rule 12b-1 and Section 15 of the 1940 Act, and (iv) in the oversight of proxy voting on portfolio securities of the Funds; and (b) to make regular reports to the full Board.
     The Valuation, Distribution and Proxy Oversight Committee is responsible for: (a) with regard to valuation, (i) developing an understanding of the valuation process and the Pricing Procedures, (ii) reviewing the Pricing Procedures and making recommendations to the full Board with respect thereto, (iii) reviewing the reports described in the Pricing Procedures and other information from the Adviser regarding fair value determinations made pursuant to the Pricing Procedures by the Adviser’s internal valuation committee and making reports and recommendations to the full Board with respect thereto, (iv) receiving the reports of the Adviser’s internal valuation committee requesting approval of any changes to pricing vendors or pricing methodologies as required by the Pricing Procedures and the annual report of the Adviser evaluating the pricing vendors, approving changes to pricing vendors and pricing methodologies as provided in the Pricing Procedures, and recommending annually the pricing vendors for approval by the full Board; (v) upon request of the Adviser, assisting the Adviser’s internal valuation committee or the full Board in resolving particular fair valuation issues; (vi) reviewing the reports described in the Procedures for Determining the Liquidity of Securities (the “Liquidity Procedures”) and other information from the Adviser regarding liquidity determinations made pursuant to the Liquidity Procedures by the Adviser and making reports and recommendations to the full Board with respect thereto, and (vii) overseeing actual or potential conflicts of interest by investment personnel or others that could affect their input or recommendations regarding pricing or liquidity issues; (b) with regard to distribution and marketing, (i) developing an understanding of mutual fund distribution and marketing channels and legal, regulatory and market developments regarding distribution, (ii) reviewing periodic distribution and marketing determinations and annual approval of distribution arrangements and making reports and recommendations to the full Board with respect thereto, and (iii) reviewing other information from the principal underwriters to the Funds regarding distribution and marketing of the Funds and making recommendations to the full Board with respect thereto; and (c) with regard to proxy voting, (i) overseeing the implementation of the Proxy Voting Guidelines (the “Guidelines”) and the Proxy Policies and Procedures (the “Proxy Procedures”) by the Adviser and the Sub-Advisers, reviewing the Quarterly Proxy Voting Report and making recommendations to the full Board with respect thereto, (ii) reviewing the Guidelines and the Proxy Procedures and information provided by the Adviser and the Sub-Advisers regarding industry developments and best practices in connection with proxy voting and making recommendations to the full Board with respect thereto, and (iii) in implementing its responsibilities in this area, assisting the Adviser in resolving particular proxy voting issues. The Valuation, Distribution and Proxy Oversight Committee was formed effective January 1, 2008. It succeeded the Valuation Committee, which existed prior to 2008. The Valuation, Distribution and Proxy Oversight Committee held six meetings during the twelve months ended February 29, 2012.
     Trustees are encouraged to attend shareholder meetings, but the Board has no set policy requiring Board member attendance at meetings. During each Fund’s last fiscal year, each of the Trustees during the period such Trustee served as a Trustee attended at least 75% of the meetings of the Board and all committee meetings thereof of which such Trustee was a member.

EXHIBIT H
Remuneration of Trustees for the Target Funds
     The following information pertains to the Target Funds. Some of the Funds in the Fund Complex are overseen by different boards of trustees. The Target Funds are overseen by the Board of Trustees discussed below (the “Invesco Board”). References to the “Board” in this Exhibit H refer solely to the Invesco Board and references to “Funds” in this Exhibit H refer solely to those funds in the Fund Complex, including the Target Funds, overseen by the Invesco Board
     Each Trustee who is not affiliated with the Adviser is compensated for his or her services according to a fee schedule that recognizes the fact that such Trustee also serves as a Trustee of other Invesco Funds. Each such Trustee receives a fee, allocated among the Invesco Funds for which he or she serves as a Trustee, that consists of an annual retainer component and a meeting fee component. The Chair of the Board and Chairs and Vice Chairs of certain committees receive additional compensation for their services.
     The Trustees have adopted a retirement plan funded by the Funds for the Trustees who are not affiliated with the Adviser. The Trustees also have adopted a retirement policy that permits each non-Invesco-affiliated Trustee to serve until December 31 of the year in which the Trustee turns 75. A majority of the Trustees may extend from time to time the retirement date of a Trustee.
     Annual retirement benefits are available from the Funds and/or the other Invesco Funds for which a Trustee serves (each, a “Covered Fund”), for each Trustee who is not an employee or officer of the Adviser, who either (a) became a Trustee prior to December 1, 2008, and who has at least five years of credited service as a Trustee (including service to a predecessor fund) of a Covered Fund, or (b) was a member of the Board of Trustees of a Van Kampen Fund immediately prior to June 1, 2010 (“Former Van Kampen Trustee”), and has at least one year of credited service as a Trustee of a Covered Fund after June 1, 2010.
     For Trustees other than Former Van Kampen Trustees, effective January 1, 2006, for retirements after December 31, 2005, the retirement benefits will equal 75% of the Trustee’s annual retainer paid to or accrued by any Covered Fund with respect to such Trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the Trustee. The amount of the annual retirement benefit does not include additional compensation paid for Board meeting fees or compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain Board committees, whether such amounts are paid directly to the Trustee or deferred. The annual retirement benefit is payable in quarterly installments for a number of years equal to the lesser of (i) sixteen years or (ii) the number of such Trustee’s credited years of service. If a Trustee dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased Trustee’s designated beneficiary for the same length of time that the Trustee would have received the payments based on his or her service or, if the Trustee has elected, in a discounted lump sum payment. A Trustee must have attained the age of 65 (60 in the event of death or disability) to receive any retirement benefit. A Trustee may make an irrevocable election to commence payment of retirement benefits upon retirement from the Board before age 72; in such a case, the annual retirement benefit is subject to a reduction for early payment.
     If the Former Van Kampen Trustee completes at least 10 years of credited service after June 1, 2010, the retirement benefit will equal 75% of the Former Van Kampen Trustee’s annual retainer paid to or accrued by any Covered Fund with respect to such Trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and such Trustee. The amount of the annual retirement benefit does not include additional compensation paid for Board meeting fees or compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain Board committees, whether such amounts are paid directly to the Trustee or deferred. The annual retirement benefit is payable in quarterly installments for 10 years beginning after the later of the Former Van Kampen Trustee’s termination of service or attainment of age 72 (or age 60 in the event of disability or immediately in the event of death). If a Former Van Kampen Trustee dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased Trustee’s designated beneficiary or, if the Trustee has elected, in a discounted lump sum payment.

     If the Former Van Kampen Trustee completes less than 10 years of credited service after June 1, 2010, the retirement benefit will be payable at the applicable time described in the preceding paragraph, but will be paid in two components successively. For the period of time equal to the Former Van Kampen Trustee’s years of credited service after June 1, 2010, the first component of the annual retirement benefit will equal 75% of the compensation amount described in the preceding paragraph. Thereafter, for the period of time equal to the Former Van Kampen Trustee’s years of credited service after June 1, 2010, the second component of the annual retirement benefit will equal the excess of (x) 75% of the compensation amount described in the preceding paragraph, over (y) $68,041 plus an interest factor of 4% per year compounded annually measured from June 1, 2010 through the first day of each year for which payments under this second component are to be made. In no event, however, will the retirement benefits under the two components be made for a period of time greater than 10 years. For example, if the Former Van Kampen Trustee completes 7 years of credited service after June 1, 2010, he or she will receive 7 years of payments under the first component and thereafter 3 years of payments under the second component, and if the Former Van Kampen Trustee completes 4 years of credited service after June 1, 2010, he or she will receive 4 years of payments under the first component and thereafter 4 years of payments under the second component.
Deferred Compensation Agreements. Edward K. Dunn (a former Trustee of funds in the Invesco Funds complex), Messrs. Crockett, Fields, Frischling and Whalen, and Drs. Mathai-Davis and Soll (for purposes of this paragraph only, the “Deferring Trustees”) have each executed a Deferred Compensation Agreement (collectively, the “Compensation Agreements”). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Funds, and such amounts are placed into a deferral account and deemed to be invested in one or more Invesco Funds selected by the Deferring Trustees.
     Distributions from these deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Funds and of each other Invesco Fund from which they are deferring compensation.
     Set forth below is information regarding compensation paid or accrued for each Trustee of the Target Funds.

				Pension or
				Retirement	Estimated	Total
				Benefits	Annual	Compensation
				Accrued	Benefits from	Before
	Aggregate	Aggregate	Aggregate	by All	Invesco	Deferral from
	Compensation	Compensation	Compensation	Invesco	Funds Upon	Invesco
Name of Trustee	from IIC(1)	from IQC(1)	from ICS(1)	Funds(2)	Retirement(3)	Funds(4)
Interested Trustees
Wayne W. Whalen	$1,152	$1,118	$1,042	$304,730	$195,000	$399,000
Independent Trustees
David C. Arch	1,212	1,176	1,097	164,973	195,000	412,250
Frank S. Bayley	1,770	1,689	1,254	236,053	195,000	420,000
James T. Bunch	1,268	1,230	1,147	302,877	195,693	385,000
Bruce L. Crockett	2,966	2,839	2,198	227,797	195,000	693,500
Rodney F. Dammeyer	1,201	1,166	1,087	290,404	195,000	412,250
Albert R. Dowden	2,199	2,071	1,231	296,156	195,000	415,000
Jack M. Fields	1,162	1,128	1,052	313,488	195,000	307,250
Carl Frischling(5)	1,340	1,300	1,212	233,415	195,000	356,000
Prema Mathai-Davis	1,238	1,202	1,120	302,911	195,000	330,000
Larry Soll	1,928	1,831	1,260	342,675	216,742	375,750
Hugo F. Sonnenschein	1,232	1,196	1,115	290,404	195,000	412,200
Raymond Stickel, Jr.	2,304	2,173	1,326	230,451	195,000	399,250

(1)	For the fiscal year ended February 29, 2012. The total amount of compensation from IIC, IQC, and ICS deferred by all Trustees during the fiscal year ended February 29, 2012, including earnings, was $4,615, $4,470, and $4,070, respectively.

(2)	For the fiscal year ended December 31, 2011. During the fiscal year ended February 29, 2012, the total amount of expenses allocated to IIC, IQC, and ICS in respect of such retirement benefits was $4,444, $8,559, and $1,290, respectively.

(3)	For the fiscal year ended December 31, 2011. These amounts represent the estimated annual benefits payable by the Invesco Funds upon the trustees’ retirement and assumes each trustee serves until his or her normal retirement date.

(4)	For the fiscal year ended December 31, 2011. All trustees except Arch, Dammeyer, Sonnenschein and Whalen currently serve as trustee of 133 portfolios in the Fund Complex advised by the Adviser. Messrs. Arch, Dammeyer, Sonnenschein and Whalen currently serve as trustee of 151 portfolios in the Fund Complex advised by the Adviser.

(5)	During the fiscal year ended February 29, 2012, IIC paid $1,151, IQC paid $1,098, and ICS paid $996 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm.

EXHIBIT I
Independent Auditor Information
     The Audit Committee of the Board of Trustees of each Fund appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Fund for fiscal years ending after May 31, 2010. Prior to May 31, 2010, each Fund was audited by a different independent registered public accounting firm (the “Prior Auditor”). The Board of Trustees selected a new independent auditor in connection with the appointment of Invesco Advisers as investment adviser to the Fund (“New Advisory Agreement”). Effective June 1, 2010, the Prior Auditor resigned as the independent registered public accounting firm of the Fund.
     The Prior Auditor’s report on the financial statements of each Fund for the prior two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.
Audit and Other Fees
     The Funds and the “Covered Entities” (the Adviser, excluding sub-advisers unaffiliated with the Adviser, and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Funds) were billed the amounts listed below by PwC during each Fund’s last two fiscal years. Effective February 28, 2011, the fiscal year end of each Fund was changed to the last day in February.

			Non-Audit Fees
			Audit
		Audit	Related		All Other	Total Non-Audit
	Fiscal Year End	Fees	Fees (1)	Tax Fees (2)	Fees	Fees	Total
IIC	2/29/12	$36,300	$5,000	$4,100	$0	$9,100	$45,400
	11/1/10 to 2/28/11	19,250	4,000	2,300	0	6,300	25,550
IQC	2/29/12	36,300	5,000	4,300	0	9,300	45,600
	11/1/10 to 2/28/11	19,250	4,000	2,300	0	6,300	25,550
ICS	2/29/12	31,200	0	4,100	0	4,100	35,300
	11/1/10 to 2/28/11	16,445	0	2,300	0	2,300	18,745
Acquiring Fund (VCV)	02/29/12	36,300	5,000	5,700	0	$10,700	47,000
	11/1/10 to 2/28/11	19,250	4,000	2,300	1,667 (3)	7,967	27,217
Covered Entities	2/29/12	0	0	0	0	0	0
	11/1/10 to 2/28/11	0	0	0	0	0	0

(1)	Includes fees billed for agreed upon procedures related to auction rate preferred securities.

(2)	Includes fees billed for reviewing tax returns.

(3)	All Other Fees for the fiscal year end February 28, 2011 includes fees billed for completing professional services related to benchmark analysis.
     The Audit Committee of each Board has considered whether the provision of non-audit services performed by PwC to such Funds and Covered Entities is compatible with maintaining PwC’s independence in performing audit services. Each Fund’s Audit Committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of such Fund. 100% of such services were pre-approved by the Audit Committee pursuant to the Audit Committee’s pre-approval policies and procedures. Each Board’s pre-approval policies and procedures are included as part of the Board’s Audit Committee charter, which is available at www.invesco.com/us. The members of the Audit Committee for the Target Funds are David C. Arch, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Rodney Dammeyer,

I-1

Raymond Stickel, Jr., and Dr. Larry Soll. The members of the Audit Committee for the Acquiring Fund are Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy.
     The Audit Committee of each Fund reviewed and discussed the last audited financial statements of each Fund with management and with PwC. In the course of its discussions, each Fund’s Audit Committee has discussed with PwC its judgments as to the quality, not just the acceptability, of such Fund’s accounting principles and such other matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards No. 114 (The Auditor’s Communication With Those Charged With Governance). Each Fund’s Audit Committee received the written disclosures and the letter from PwC required under Public Company Accounting Oversight Board’s Ethics & Independence Rule 3526 and has discussed with PwC its independence with respect to such Fund. Each Fund knows of no direct financial or material indirect financial interest of PwC in such Fund. Based on this review, the Audit Committee recommended to the Board of each Fund that such Fund’s audited financial statements be included in such Fund’s Annual Report to Shareholders for the most recent fiscal year for filing with the SEC.
     It is not expected that representatives of PwC will attend the Meeting. In the event representatives of PwC do attend the Meeting, they will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

I-2

EXHIBIT J
Information Regarding the Trustees of the Acquiring Fund
     The following information pertains to the Acquiring Fund. Not all funds advised by the Adviser are overseen by the same board of trustees. The Acquiring Fund is overseen by the Board of Trustees discussed below (the “IVK Board”). References to the “Board” in this Exhibit J refer solely to the IVK Board and references to “Funds” in this Exhibit J refer solely to those funds advised by the Adviser, including the Acquiring Fund, overseen by the IVK Board.
     The tables below list the incumbent Trustees, their principal occupations, other directorships held by them and their affiliations, if any, with the Adviser or its affiliates. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the Record Date. Trustees of the Funds generally serve three year terms or until their successors are duly elected and qualified.

		Term of		Number of
		Office		Portfolios in
		and		Fund
Name, Year of Birth,	Position(s)	Length of		Complex
and Address of	Held with	Time	Principal Occupation(s) During the	Overseen by	Other Directorships Held by
Trustee	Funds	Served†	Past Five Years	Trustee	Trustee During the Past Five Years

Independent Trustees:
David C. Arch[1] 1945 Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	1993	Retired. Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	151	Trustee/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Jerry D. Choate[1] 1938 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	2003	From 1995 to 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. From 1994 to 1995, President and Chief Executive Officer of Allstate. Prior to 1994, various management positions at Allstate.	18	Trustee/Managing General Partner of funds in the Fund Complex. Director since 1998 and member of the governance and nominating committee, executive committee, compensation and management development committee and equity award committee, of Amgen Inc., a biotechnological company. Director since 1999 and member of the nominating and governance committee and compensation and executive committee, of Valero Energy Corporation, a crude oil refining and marketing company. Previously, from 2006 to 2007, Director and member of the compensation committee and audit committee, of H&R Block, a tax preparation services company.

Rodney F. Dammeyer***[2,4] 1940	Trustee	1993	President of CAC, LLC, a private company offering capital investment and management advisory services. Prior to January 2004, Director of TeleTech	151	Trustee/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The

		Term of		Number of
		Office		Portfolios in
		and		Fund
Name, Year of Birth,	Position(s)	Length of		Complex
and Address of	Held with	Time	Principal Occupation(s) During the	Overseen by	Other Directorships Held by
Trustee	Funds	Served†	Past Five Years	Trustee	Trustee During the Past Five Years
CAC, LLC 4370 La Jolla Village Drive Suite 685 San Diego, CA 92122-1249			Holdings, Inc. Prior to 2002, Director of Arris Group, Inc. Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.		Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Linda Hutton Heagy[2,4] 1948 4939 South Greenwood Chicago, IL 60615	Trustee	2003	Retired. Prior to June 2008, Managing Partner of Heidrick & Struggles, the second largest global executive search firm, and from 2001-2004, Regional Managing Director of U.S. operations at Heidrick & Struggles. Prior to 1997, Managing Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company, with oversight for treasury management operations including all non-credit product pricing. Prior to 1990, experience includes Executive Vice President of The Exchange National Bank with oversight of treasury management including capital markets operations, Vice President of Northern Trust Company and a trainee at Price Waterhouse.	18	Trustee/Managing General Partner of funds in the Fund Complex. Prior to 2010, Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy[3] 1952 1744 R Street, N.W. Washington, D.C. 20009	Trustee	2003	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	18	Trustee/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc. Advisory Board, True North Ventures.

Howard J Kerr***[1] 1935 14 Huron Trace Galena, IL 61036	Trustee	1993	Retired. Previous member of the City Council and Mayor of Lake Forest, Illinois from 1988 through 2002. Previous business experience from 1981 through 1996 includes President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company, President and Chief Executive Officer of Grabill Aerospace, and President of Custom Technologies Corporation. United States Naval Officer from 1960 through 1981, with responsibilities including Commanding	18	Trustee/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

		Term of		Number of
		Office		Portfolios in
		and		Fund
Name, Year of Birth,	Position(s)	Length of		Complex
and Address of	Held with	Time	Principal Occupation(s) During the	Overseen by	Other Directorships Held by
Trustee	Funds	Served†	Past Five Years	Trustee	Trustee During the Past Five Years
			Officer of United States Navy destroyers and Commander of United States Navy Destroyer Squadron Thirty-Three, White House experience in 1973 through 1975 as military aide to Vice Presidents Agnew and Ford and Naval Aid to President Ford, and Military Fellow on the Council of Foreign Relations in 1978 through 1979.

Jack E. Nelson***[3] 1936 423 Country Club Drive Winter Park, FL 32789	Trustee	2003	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	18	Trustee/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein[3,4] 1940 1126 E. 59th Street Chicago, IL 60637	Trustee	1994	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	151	Trustee/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Suzanne H. Woolsey, Ph.D. [1] 1941 815 Cumberstone Road Harwood, MD 20776	Trustee	2003	Chief Executive Officer of Woolsey Partners LLC. Chief Communications Officer of the National Academy of Sciences and Engineering and Institute of Medicine/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council from 1989 to 1993. Prior to 1980, experience includes Partner of Coopers & Lybrand (from 1980 to 1989), Associate Director of the US Office of Management and Budget (from 1977 to 1980) and Program Director of the Urban Institute (from 1975 to 1977).	18	Trustee/Managing General Partner of funds in the Fund Complex. Independent Director and audit committee chairperson of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Independent Director and member of audit and governance committees of Fluor Corp., a global engineering, construction and management company, since January 2004. Director of Intelligent Medical Devices, Inc., a private company which develops symptom-based diagnostic tools for viral respiratory infections. Advisory Board member of ExactCost LLC, a private company providing activity-based costing for hospitals, laboratories, clinics, and physicians, since 2008. Chairperson of the Board of Trustees of the Institute for Defense Analyses, a federally funded research and development center, since 2000. Trustee from 1992 to 2000 and 2002 to present, current chairperson of the finance committee, current member of the audit committee, strategic growth committee and executive committee,

		Term of		Number of
		Office		Portfolios in
		and		Fund
Name, Year of Birth,	Position(s)	Length of		Complex
and Address of	Held with	Time	Principal Occupation(s) During the	Overseen by	Other Directorships Held by
Trustee	Funds	Served†	Past Five Years	Trustee	Trustee During the Past Five Years
and former Chairperson of the Board of Trustees (from 1997 to 1999), of the German Marshall Fund of the United States, a public foundation. Lead Independent Trustee of the Rocky Mountain Institute, a non-profit energy and environmental institute; Trustee since 2004. Chairperson of the Board of Trustees of the Colorado College; Trustee since 1995. Trustee of California Institute of Technology. Previously, Independent Director and member of audit committee and governance committee of Neurogen Corporation from 1998 to 2006; and Independent Director of Arbros Communications from 2000 to 2002.

Interested Trustees:

Colin D. Meadows*[3] 1971 1555 Peachtree Street, N.E. Atlanta, GA 30309	Trustee; President and Principal Executive Officer	2010	Chief Administrative Officer of Invesco Advisers, Inc. since 2006. Senior Managing Director and Chief Administrative Officer of Invesco, Ltd. since 2006. Prior to 2006, Senior Vice President of business development and mergers and acquisitions at GE Consumer Finance. Prior to 2005, Senior Vice President of strategic planning and technology at Wells Fargo Bank. From 1996 to 2003, associate principal with McKinsey & Company, focusing on the financial services and venture capital industries, with emphasis in the banking and asset management sectors.	18	None.

Wayne W. Whalen**[2] 1939 155 North Wacker Drive Chicago, IL 60606	Trustee	1993	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex.	151	Trustee/Managing General Partner of funds in the Fund Complex. Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment company directors. Chairman and Director for the Abraham Lincoln Presidential Library Foundation and Director of the Stevenson Center for Democracy.

1	Designated as a Class I trustee.

2	Designated as a Class II trustee.

3	Designated as a Class III trustee.

4	With respect to Funds with VMTP Shares outstanding, Mr. Sonnenschein and Ms. Heagy are elected by the VMTP Shareholders.

*	Mr. Meadows is an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the funds in the Fund Complex because he is an officer of the Adviser. The Board of Trustees of the Acquiring Fund appointed Mr. Meadows as Trustee of the Acquiring Fund effective June 1, 2010.

**	Mr. Whalen is an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex because he and his firm currently provide legal services as legal counsel to such funds in the Fund Complex.

***	Pursuant to the Board’s Trustee retirement policy, Howard J Kerr and Jack E. Nelson are retiring from the Board effective as of the Meeting. Rodney Dammeyer is not standing for reelection with respect to certain funds overseen by the Invesco Van Kampen Board for which his term of office expires in 2012. Therefore, Mr. Dammeyer is also stepping down from the Board of the Acquiring Fund effective as of the Meeting.

†	Each Trustee generally serves a three-year term from the date of election. Each Trustee has served as a Trustee of the Acquiring Fund since the year shown in the table.
Trustee Ownership of Fund Shares
     The following table shows each Board member’s ownership of shares of the Acquiring Fund and of shares of all registered investment companies overseen by such Board member in the Fund Complex as of December 31, 2011.

	Dollar Range of Equity	Aggregate Dollar Range of Equity Securities in All
	Securities in the Acquiring	Registered Investment Companies Overseen by
Name	Fund	Board Member in Family of Investment Companies
Independent Trustees
David C. Arch	None	Over $100,000
Jerry D. Choate	$10,001 — $50,000 (2,700 Common Shares)	Over $100,000
Rodney F. Dammeyer	Over $100,000 (41,614.05 Common Shares)	Over $100,000
Linda Hutton Heagy	None	$50,001 — $100,000
R. Craig Kennedy	None	$10,001 — $50,000
Howard J Kerr	None	$1 — $10,000
Jack E. Nelson	None	$1 — $10,000
Hugo F. Sonnenschein	None	Over $100,000
Suzanne H. Woolsey	None	$10,001 — $50,000
Interested Trustees
Colin D. Meadows	None	$1 — $10,000
Wayne W. Whalen	None	Over $100,000

EXHIBIT K
     Acquiring Fund Board Leadership Structure, Role in Risk Oversight and Committees and Meetings
          The following information pertains to the Acquiring Fund. Not all funds advised by the Adviser are overseen by the same board of trustees. The Acquiring Fund is overseen by the Board of Trustees discussed below (the “IVK Board”). References to the “Board” in this Exhibit K refer solely to the IVK Board and references to “Funds” in this Exhibit K refer solely to those funds advised by the Adviser, including the Acquiring Fund, overseen by the IVK Board.
Board Leadership Structure
          The Board’s leadership structure consists of a Chairman of the Board and two standing committees, each described below (and ad hoc committees when necessary), with each committee staffed by Independent Trustees and an Independent Trustee as Committee Chairman. The Chairman of the Board is not the principal executive officer of the Funds. The Chairman of the Board is not an “interested person” (as that term is defined by the 1940 Act) of the Adviser. However, the Chairman of the Board is an “interested person” (as that term is defined by the 1940 Act) of the Funds for the reasons described in the Trustee biographies in Exhibit J. The Board, including the independent trustees, periodically reviews the Board’s leadership structure for the Invesco Van Kampen Funds, including the interested person status of the Chairman, and has concluded the leadership structure is appropriate for the Funds. In considering the chairman position, the Board has considered and/or reviewed (i) the Funds’ organizational documents, (ii) the role of a chairman (including, among other things, setting the agenda and managing information flow, running the meeting and setting the proper tone), (iii) the background, experience and skills of the Chairman (including his independence from the Adviser), (iv) alternative structures (including combined principal executive officer/chairman, selecting one of the Independent Trustees as chairman and/or appointing an independent lead trustee), (v) rule proposals in recent years that would have required all fund complexes to have an independent chairman, (vi) the Chairman’s past and current performance, and (vii) the potential conflicts of interest of the Chairman (and noted their periodic review as part of their annual self-effectiveness survey and as part of an independent annual review by the Funds’ Audit Committee of fund legal fees related to such potential conflict). In conclusion, the Board and the Independent Trustees have expressed their continuing support of Mr. Whalen as Chairman.
Board Committees and Meetings
          Each Fund’s Board of Trustees has two standing committees (an Audit Committee and a Governance Committee). Each committee is comprised solely of “Independent Trustees”, which is defined for purposes herein as trustees who: (1) are not “interested persons” of the Fund as defined by the 1940 Act and (2) are “independent” of the respective Fund as defined by Exchange listing standards.
          Each Board’s Audit Committee consists of Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy. In addition to being Independent Trustees as defined above, each of these Trustees also meets the additional independence requirements for audit committee members as defined by Exchange listing standards. The Audit Committee makes recommendations to the Board of Trustees concerning the selection of each Fund’s independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of each Fund’s annual audit and considers any comments which the independent registered public accounting firm may have regarding each Fund’s financial statements, accounting records or internal controls. Each Board of Trustees has adopted a formal written charter for the Audit Committee which sets forth the Audit Committee’s responsibilities. The Audit Committee’s charter is available at www.invesco.com/us. Each member of the Audit Committee is deemed an audit committee financial expert.
          Each Board’s Governance Committee consists of David C. Arch, Rodney Dammeyer, Howard J Kerr, Jack E. Nelson, Hugo F. Sonnenschein and Suzanne H. Woolsey. In addition to being Independent Trustees as defined above, each of these Trustees also meets the additional independence requirements for nominating committee members as defined by Exchange listing standards. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board, advises the Board with respect to

K-1

Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the respective Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The governance Committee charter for each of the Funds, which includes each Fund’s nominating policies, is available at www.invesco.com/us. The Independent Trustees of the respective Fund select and nominate nominee Independent Trustees for the respective Fund. While the Independent Trustees of the respective Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described herein.
          During the Funds’ last fiscal year, the Board held seven meetings, the Board’s Audit Committee held seven meetings, and the Board’s Governance Committee met five times. The Board previously had a brokerage and services committee, which met two times during the Funds’ last fiscal year. During the Funds’ last completed fiscal year, each of the Trustees of such Funds during the period such Trustee served as a Trustee attended at least 75% of the meetings of the respective Board of Trustees and all committee meetings thereof of which such Trustee was a member.
Board Role in Risk Oversight
          The management of the fund complex seeks to provide investors with disciplined investment teams, a research-driven culture, careful long-term perspective and a legacy of experience. The goal for each Fund is attractive long-term performance consistent with the objectives and investment policies and risks for such Fund, which in turn means, among other things, good security selection, reasonable costs and quality shareholder services. An important sub-component of delivering this goal is risk management — understanding, monitoring and controlling the various risks in making investment decisions at the individual security level as well as portfolio management decisions at the overall fund level. The key participants in the risk management process of the Funds are each Fund’s portfolio managers, the Adviser’s senior management, the Adviser’s risk management group, the Adviser’s compliance group, the Funds’ chief compliance officer, and the various support functions (i.e. the custodian, the Funds’ accountants (internal and external), and legal counsel). While Funds are subject to other risks such as valuation, custodial, accounting, shareholder servicing, etc., a Fund’s primary risk is understanding, monitoring and controlling the various risks in making portfolio management decisions consistent with the Fund’s objective and policies. The Board’s role is oversight of management’s risk management process. At regular quarterly meetings, the Board reviews Fund performance and factors, including risks, affecting such performance by Fund with the Adviser’s senior management, and the Board typically meets at least once a year with the portfolio managers of each Fund. At regular quarterly meetings, the Board reviews reports showing monitoring done by the Adviser’s risk management group, by the Adviser’s compliance group, the Funds’ chief compliance officer and reports from the Funds’ support functions.

K-2

EXHIBIT L
Remuneration of Trustees for the Acquiring Fund
          The following information pertains to the Acquiring Fund. Not all funds advised by the Adviser are overseen by the same board of trustees. The Acquiring Fund is overseen by the Board of Trustees discussed below (the “IVK Board”). References to the “Board” in this Exhibit L refer solely to the IVK Board and references to “Funds” in this Exhibit L refer solely to those funds advised by the Adviser, including the Acquiring Fund, overseen by the IVK Board.
          The table below shows compensation for Trustees during the Funds’ most recently completed fiscal year. The compensation of Trustees that are affiliated persons (as defined in 1940 Act) of the Adviser is paid by the respective affiliated entity. The Funds pay the non-affiliated Trustees an annual retainer and meeting fees for services to such Funds. The Funds do not accrue or pay retirement or pension benefits to Trustees as of the date of this Proxy Statement.
Compensation Table

		Total Compensation	Number of Portfolios
	Aggregate Compensation	from Portfolios	in Fund Complex
Name	from the Acquiring Fund(1)	in the Fund Complex(2)	Overseen by Trustee
Interested Trustee
Wayne W. Whalen	$4,361	$399,000	151
Colin D. Meadows	0	0	18

Independent Trustees
David C. Arch	4,361	412,250	151
Jerry D. Choate	3,811	83,000	18
Rodney F. Dammeyer	4,361	412,250	151
Linda Hutton Heagy	4,361	95,000	18
R. Craig Kennedy	4,095	89,000	18
Howard J Kerr	4,361	95,000	18
Jack E. Nelson	4,361	95,000	18
Hugo F. Sonnenschein	4,361	412,200	151
Suzanne H. Woolsey	4,361	95,000	18

(1)	For the fiscal year ended February 29, 2012.

(2)	For the fiscal year ended December 31, 2011.

L-1

EXHIBIT M

Outstanding Shares of the Funds
     As of the Record Date, there were the following number of shares outstanding of each Fund:

Fund	Share Class	Number of Shares Outstanding
IIC	Common Shares	10,467,280
IIC	VMTP Shares	414
IQC	Common Shares	8,787,475
IQC	VMTP Shares	309
ICS	Common Shares	3,399,954
Acquiring Fund (VCV)	Common Shares	22,148,618
VCV	VMTP Shares	1,160

M-1

EXHIBIT N
Ownership of the Funds
Significant Holders
     Listed below are the name, address and percent ownership of each person who as of the Record Date to the best knowledge of the Funds owned 5% or more of the outstanding shares of a class of a Fund.

			Number of
Name and Address	Fund	Class of Shares	Shares Owned	Percent Owned*
First Trust Portfolios L.P., First Trust Advisors L.P., The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	IIC	Common Shares	2,213,898	21.2%

Citibank, N.A. 390 Greenwich St., 2nd Floor New York, NY 10013	IIC	VMTP Shares	414**	100%

First Trust Portfolios L.P., First Trust Advisors L.P., The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	IQC	Common Shares	957,281	10.9%

Citibank, N.A. 390 Greenwich St., 2nd Floor New York, NY 10013	IQC	VMTP Shares	309**	100%

First Trust Portfolios L.P., First Trust Advisors L.P., The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	ICS	Common Shares	235,611	5.9%

First Trust Portfolios L.P., First Trust Advisors L.P., The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	Acquiring Fund (VCV)	Common Shares	2,866,638	13.0%

Citibank, N.A. 390 Greenwich St., 2nd Floor New York, NY 10013	VCV	VMTP Shares	1,160**	100%

*	Based on filings made by such owners with the SEC. Each Fund has no knowledge of whether all or any portion of the shares reported or owned of record are also owned beneficially.

**	VMTP Shares are subject to a voting trust requiring that certain voting rights of the VMTP Shares must be exercised as directed by an unaffiliated third party.

N-1

EXHIBIT O

Statement of Preferences of VMTP Shares of the Acquiring Fund

O-1

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope
Please detach at perforation before mailing.

INVESCO VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST (the “Fund”)
PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)
PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JULY 17, 2012

PREFERRED SHARES
The undersigned holder of Preferred Shares of the Fund hereby appoints Colin D. Meadows, John M. Zerr, Sheri S. Morris, Peter A. Davidson, and Stephen R. Rimes, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on July 17, 2012, at 2:00 p.m., Eastern Time, and at any adjournment or postponement thereof, all of the Preferred Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF EACH PROPOSAL, “FOR ALL” OF THE NOMINEES, AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature
2012

Date
PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING
THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
VOTE THIS PROXY CARD TODAY!
Important Notice Regarding the Availability of Proxy Materials for the Joint Annual
Meeting of Shareholders to Be Held on July 17, 2012.
The Proxy Statement for this meeting is available at: [          ]
Please detach at perforation before mailing.
This proxy is solicited on behalf of the Board. The Board recommends voting “FOR” each proposal and “FOR ALL” of the nominees.
TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. Example:   ■

	FOR	AGAINST	ABSTAIN

Proposal 1: Approval of an Agreement and Plan of Redomestication that provides for the reorganization of the Fund as a Delaware statutory trust.

Proposal 2(b)(i): Approval of an Agreement and Plan of Merger that provides for Invesco California Municipal Income Trust to merge with and into the Fund.

Proposal 2(b)(ii): Approval of an Agreement and Plan of Merger that provides for Invesco California Quality Municipal Securities to merge with and into the Fund.

Proposal 2(b)(iii): Approval of an Agreement and Plan of Merger that provides for Invesco California Municipal Securities to merge with and into the Fund.

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

Proposal 4: Election of Trustees – The Board recommends a vote FOR ALL of the nominees listed:

01. David C. Arch 03. Suzanne H. Woolsey
02. Jerry D. Choate

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write each nominee’s number on the line provided below.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT
WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.
PLEASE SIGN AND DATE ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope
Please detach at perforation before mailing.

INVESCO CALIFORNIA MUNICIPAL INCOME TRUST (the “Fund”) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”) PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JULY 17, 2012

PREFERRED SHARES
The undersigned holder of Preferred Shares of the Fund hereby appoints Philip A. Taylor, John M. Zerr, Sheri S. Morris, Peter A. Davidson, and Stephen R. Rimes, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on July 17, 2012, at 1:00 p.m., Eastern Time, and at any adjournment or postponement thereof, all of the Preferred Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF EACH PROPOSAL, “FOR ALL” OF THE NOMINEES, AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature
2012

Date
PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING
THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
VOTE THIS PROXY CARD TODAY!
Important Notice Regarding the Availability of Proxy Materials for the Joint Annual
Meeting of Shareholders to Be Held on July 17, 2012.
The Proxy Statement for this meeting is available at: [          ]
Please detach at perforation before mailing.
This proxy is solicited on behalf of the Board. The Board recommends voting “FOR” each proposal and “FOR ALL” of the nominees.
TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. Example:   ■

	FOR	AGAINST	ABSTAIN

Proposal 1: Approval of an Agreement and Plan of Redomestication that provides for the reorganization of the Fund as a Delaware statutory trust.

Proposal 2(a): Approval of an Agreement and Plan of Merger that provides for the Fund to merge with and into Invesco Van Kampen California Value Municipal Income Trust.

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

Proposal 3: Election of Trustees – The Board recommends a vote FOR ALL of the nominees listed:

01. James T. Bunch 03. Rodney F. Dammeyer 05. Martin L. Flanagan
02. Bruce L. Crockett 04. Jack M. Fields 06. Carl Frischling

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write each nominee’s number on the line provided below.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT
WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.
PLEASE SIGN AND DATE ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope
Please detach at perforation before mailing.

INVESCO CALIFORNIA QUALITY MUNICIPAL SECURITIES (the “Fund”)
PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)
PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JULY 17, 2012

PREFERRED SHARES
The undersigned holder of Preferred Shares of the Fund hereby appoints Philip A. Taylor, John M. Zerr, Sheri S. Morris, Peter A. Davidson, and Stephen R. Rimes, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on July 17, 2012, at 1:00 p.m., Eastern Time, and at any adjournment or postponement thereof, all of the Preferred Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF EACH PROPOSAL, “FOR ALL” OF THE NOMINEES, AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature
2012

Date
PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING
THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
VOTE THIS PROXY CARD TODAY!
Important Notice Regarding the Availability of Proxy Materials for the Joint Annual
Meeting of Shareholders to Be Held on July 17, 2012.
The Proxy Statement for this meeting is available at: [          ]
Please detach at perforation before mailing.
This proxy is solicited on behalf of the Board. The Board recommends voting “FOR” each proposal and “FOR ALL” of the nominees.
TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. Example:   ■

	FOR	AGAINST	ABSTAIN

Proposal 1: Approval of an Agreement and Plan of Redomestication that provides for the reorganization of the Fund as a Delaware statutory trust.

Proposal 2(a): Approval of an Agreement and Plan of Merger that provides for the Fund to merge with and into Invesco Van Kampen California Value Municipal Income Trust.

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

Proposal 3: Election of Trustees – The Board recommends a vote FOR ALL of the nominees listed:

01. James T. Bunch 03. Rodney F. Dammeyer 05. Martin L. Flanagan
02. Bruce L. Crockett 04. Jack M. Fields 06. Carl Frischling

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write each nominee’s number on the line provided below.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT
WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.
PLEASE SIGN AND DATE ON THE REVERSE SIDE